UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03459

Penn Series Funds, Inc.
(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA			19044
(Address of principal executive offices)			(Zip code)

Jill Bukata Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(215) 956-8256

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.    Reports to Shareholders

Penn Mutual Variable Products

Semi-Annual Reports

June 30, 2007

Penn Mutual Variable Annuity Account III

Commander VA, Diversifier II VA, Enhanced Credit VA, PennFreedom VA,

Pennant Select VA, Retirement Planner VA, Olympia XT VA and Optimizer VA

Flexible Variable and Fixed Annuity Contracts

Penn Mutual Variable Life Account I

Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III,
Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II and Variable EstateMax III

Variable Universal Life Insurance Policies

PIA Variable Annuity Account I

Pennant VA

Flexible Variable and Fixed Annuity Contract

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2007 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

Stocks, driven by continued strength in the global economy, solid corporate profit growth, an abundance of acquisition activity and private equity buyouts, posted robust returns in the second quarter. In fact, it took more than seven years, but the S&P 500 Index finally reached new record highs in May and June. While the U.S. consumer faced higher gasoline prices and weakness in the housing market, these headwinds were offset in part by low unemployment and higher real earnings. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 7.56 percent for the six-month period ending June 30.

Generally, mid- and large-capitalization stocks performed better during the six-month period than did small-cap stocks. Mid-cap stocks as measured by the Russell Mid Cap Index returned 9.90 percent, large-cap stocks as measured by the Russell 1000 Index returned 7.18 percent, while small-cap stocks as measured by the Russell 2000 Index returned 6.45 percent. Growth-oriented-stocks outpaced value-oriented stocks.

International markets on average have substantially outperformed the U.S. stock market the past three years and have continued to lead this year despite the volatility in February and March. For example, the MSCI EAFE Index was up 11.09 percent for the six months ending June 30. Emerging Market stocks advanced even greater than the developed international markets during the second quarter. They still remain the leader for the six months ending June 30 with a return of 16.11 percent as measured by the MSCI Emerging Markets Free Index.

Fixed income securities market will continue to be affected by ongoing liquidity crises as well as inflationary pressures in the domestic and global economies. The Federal Reserve is viewed to be on hold for an indefinite period of time, but may come back into the mix if either growth falls or inflation picks up. Strong foreign growth has been a counter to U.S. weakness, however central banks around the world continue to raise interest rates and tighten monetary policy, which threatens to end this support. We expect the yield curve will continue to steepen due to either growth concerns or a pickup in inflation. The ample liquidity, which has spurred risk taking by investors for many years, has begun to retrench and we expect it to be a long, arduous process that will continue to pressure risk premiums wider across all markets. The first half of 2007 saw the bond market begin to re-price risk across sectors and we expect that trend to continue in the coming quarters.

For the six months ending June 30, 2007, investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 0.89 percent. The Credit Suisse First Boston High Yield Bond Index returned 3.69 percent during the same period.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.

Sincerely,

Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

The views expressed here are those of Peter M. Sherman, Chief Investment Officer, Penn Mutual, and should not be construed as investment advice. They are subject to change. All economic and performance information is historical and not indicative of future results.

Table of Contents

Penn Series Funds, Inc. — Semi-Annual Report

Management's Discussion of Fund Performance

Limited Maturity Bond Fund	2

Quality Bond Fund	3

High Yield Bond Fund	4

Flexibly Managed Fund	5

Growth Stock Fund	6

Large Cap Value Fund	7

Large Cap Growth Fund	8

Index 500 Fund	9

Mid Cap Growth Fund	10

Mid Cap Value Fund	11

Strategic Value Fund	12

Small Cap Growth Fund	13

Small Cap Value Fund	14

International Equity Fund	15

REIT Fund	16

Important Information about Fund Expenses	17

Schedules of Investments	19

Statements of Assets and Liabilities	66

Statements of Operations	68

Statements of Changes in Net Assets	70

Financial Highlights	74

Notes to Financial Statements	82

Disclosure of Portfolio Holdings	95

Voting Proxies on Fund Portfolio Securities	95

Board Approval of Investment Advisory and Sub-Advisory Agreements	96

Neuberger Berman Advisers Management Trust — Semi-Annual Report

Balanced Portfolio

Fidelity Variable Insurance Products — Semi-Annual Report

Growth Portfolio

Equity-Income Portfolio

Asset Manager Portfolio

Morgan Stanley Universal Institutional Funds, Inc. — Semi-Annual Report

Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 1.85% for the six-month period ending June 30, 2007, compared to the 1.93% return for its benchmark, the Citigroup Treasury/Agency 1-5 yrs. Bond Index.

The weak performance of the Fund versus the Index was primarily due to the Fund's holdings of AAA-rated residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS). These securities are held in place of U.S. Treasury and Agency securities. CMBS and RMBS have historically provided better returns when compared to treasury and agency securities primarily due to the higher yields on these securities. During the first half of this year RMBS and CMBS underperformed treasuries and agency securities due to fears about the housing market and sub-prime mortgages. We do not expect this underperformance to continue due to the high quality nature of these securities and the solid fundamentals underlying them relative to sub-prime mortgage securities.

We plan to hold the duration of the Fund neutral to the index over the coming months. Currently the duration of the Fund is 2.25 years versus 2.31 years for the benchmark. The Federal Reserve is viewed by the market to be on hold for an indefinite period of time, but may come back into the mix if either growth falls or inflation picks up. We expect the yield curve will continue to steepen and risky securities will continue to underperform. The Fund is overweight AAA-rated CMBS and RMBS which have underperformed over the past quarter, however the Fund's holdings are high quality and are supported by strong fundamentals which should cause them to outperform in the coming quarters.

Independence Capital Management, Inc.
Investment Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
U.S. Treasury Notes	47.5%
Collateralized Mortgage Obligations	35.9%
Agency Obligations	16.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 0.87% for the six-month period ending June 30, 2007, compared to the 0.89% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

The performance of the Fund was weak in the first quarter but rebounded strongly in the second quarter as investment grade corporate bonds and residential mortgage backed securities (RMBS) underperformed. In the first quarter the Fund has a defensive duration position and underperformed due to a fall in interest rates. During the second quarter losses in the sub-prime mortgage market caused several hedge funds to fail and caused investment grade corporate bonds and RMBS to underperform. The Fund is underweight RMBS and investment grade corporate bonds, which bolstered the performance of the Fund.

Interest rates fell in the first quarter, which hurt the performance of the Fund due to the defensive duration position of the Fund at the beginning of the year. We subsequently moved the duration back to neutral relative to the benchmark in the first quarter and continued to position the Fund for a steepening of the yield curve. In the second quarter interest rates rose and the yield curve steepened which also helped the performance of the Fund in the second quarter.

Economic growth was volatile over the first half of the year with dramatically slower growth in the first quarter followed by a strong rebound in the second quarter. The housing market continued to deteriorate in the first half of the year sending the sub-prime mortgage market into a crisis. Despite theses credit concerns and the weak housing market, the Federal Reserve has continued to stress its concern over inflationary pressures in the economy.

We plan to hold the duration of the fund neutral to the benchmark over the coming quarters. Interest rates will continue to be affected by ongoing credit concerns as well as inflationary pressures in the economy. The Federal Reserve is viewed by the market to be on hold for an indefinite period of time, but may come back into the mix if either growth falls or inflation picks up. We expect the yield curve will steepen if inflation picks up or if growth slows and prefer that position to an outright duration position relative to the benchmark. We also expect the re-pricing of risky securities that we have witnessed in the first half of the year to continue in the coming quarters and will maintain our overweight to high quality securities.

Independence Capital Management, Inc.
Investment Advisor

Portfolio Composition as of 6/30/07

Percent of Total Investment[1]
U.S. Treasury Obligations	41.0%
Collateralized Mortgage Obligations	33.5%
Agency Obligations	14.0%
Corporate Bonds	10.5%
Asset Backed Securities	1.0%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 4.06% for the six-month period ending June 30, 2007, compared to the 3.69% return for its benchmark, the CSFB High Yield Bond Index.

The portfolio's outperformance of the Index in the first half of 2007 was the result of our efforts to reduce risk in the portfolio. We continued to emphasize the middle and upper credit quality tiers of the high-yield market, while reducing our exposure to the most-speculative segment (those securities rated CCC or below). This approach paid off as higher-rated bonds outperformed during the sell-off late in the period.

Another aspect of our defensive positioning was a meaningful allocation in correlated assets such as common stock and preferred stock, as well as cash and floating-rate notes, which proved valuable in a rising interest rate environment. These non-benchmark investments, which made up a larger percentage of the portfolio than at any time in its history, provided diversification in an environment of exceedingly high valuations in the high-yield market.

From a sector perspective, the best-performing segments in the portfolio included wireless telecommunications, utilities, and metals and mining. Our best contributor was Freeport McMoRan Copper & Gold, the world's largest copper producer. We own bonds, preferred stock, and common stock issued by the company, and they all posted strong results during the period as copper prices rose sharply. Other top contributors included low-cost wireless provider Metro PCS and independent power producer NRG Energy. On the downside, credit selection in the automotive sector weighed on performance.

For more than a year, we have believed that the current leveraged buy-out boom will eventually plant the seeds for the next bear market in high-yield bonds. In June, some of those seeds began sprouting—four large, aggressively structured private equity deals hit the high-yield market simultaneously, and investors responded with overwhelmingly negative sentiment. In the aftermath, investors were left wondering how the market will fare when a significant wave of even larger deals comes to market in the fall. We remain defensively positioned and will take a cautious, conservative approach to investing in new issues.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Bonds
Credit quality – B Rated	42.2%
Credit quality – BB Rated	16.8%
Credit quality – B/CCC Rated	12.3%
Credit quality – BB/B Rated	9.7%
Credit quality – CCC Rated & Below	12.1%
Credit quality – BBB/BB Rated & Above	2.3%
Equity Securities	4.6%
100.0%

1  Portfolio holdings are presented as a percent of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 7.40% for the six-month period ending June 30, 2007, compared to the 6.96% return for its benchmark, the S&P 500 Index.

We made modest adjustments to the portfolio's broad asset allocation for the six months, which ended with stocks at about 63% of assets, fixed-income and convertible securities a little more than 20%, and 14% in cash. However, a number of names in the portfolio are in the process of being acquired or taken private, bringing the equity exposure closer to 60%. Within the equity slice, we continued to position the portfolio more defensively, emphasizing securities that typically fare better in the late stages of an economic cycle, such as larger-cap names that aren't dependent upon economic growth to generate profits. In the fixed-income slice, the convertible bond allocation has come down from about 17% to a little over 7% of assets over the last six months, primarily because a number of our holdings reached their put or call dates. We increased our allocation to traditional Treasury and high-quality corporate bonds to 10% of assets as rates backed up in May and June. We continue to hold a substantial cash position, though we've drawn that down from about 20% to 17% over the six months as bond yields exceeded 5% in June.

Looking at contribution to return, industrials, energy, and information technology shares led the portfolio's positive performance. No sector detracted from results; materials made the smallest contribution.

In the industrials sector, conglomerates GE and Tyco were the leading contributors to performance. Aerospace and defense company Honeywell International was another key contributor as a result of margin improvement, a stronger business environment, and an ongoing share repurchase program. In the energy sector, Murphy Oil drove performance as investors looked past its recent string of dry wells to its favorable long-term production profile.

Among information technology holdings, Intel was the leading contributor to return, as it has begun to compete more favorably with rival Advanced Micro Devices. Dell was another notable contributor, making a comeback after the return of founder Michael Dell.

While no sector detracted from performance, disappointing performance by metals and mining shares limited materials' contribution. Newmont Mining in particular was plagued by operational problems and rising costs.

After years of positive returns, we're more cautious on equities than we've been in some time, as we feel the market is not adequately pricing in the risk associated with lower-quality companies. That said, corporate balance sheets remain healthy, the supply-and-demand backdrop for stocks is favorable, and valuations look fair to us. In this sort of environment, we've been positioning the portfolio more defensively over the last 12 months. In the equity portion, we're focusing on less economically sensitive firms, high dividend payers, and stocks trading at attractive valuations. In the fixed-income portion, we favor convertible bonds for their attractive risk-reward profile. But after the recent backup in rates, traditional fixed-income securities look more appealing, so we're likely to continue to add Treasury and other high-quality bonds when we believe we're able to lock in attractive yields.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Financials	19.1%
Consumer Discretionary	13.8%
Bonds	12.2%
Industrials	11.1%
Healthcare	10.1%
Technology	9.0%
Energy	6.9%
Consumer Staples	6.8%
Telecommunications	4.7%
Materials & Processing	3.2%
Utilities	3.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND

The Penn Series Growth Stock Fund returned 8.31% for the six-month period ending June 30, 2007, compared to the 8.13% return for its benchmark, the Russell 1000 Growth Index.

Telecommunication services was one of the best relative outperformers, led by stock selection in the wireless telecommunication services industry. Non-U.S. providers America Movil (Mexico) and Rogers Communications (Canada) were major contributors to outperformance, boosted by strong earnings and expansion outlook reports. Rogers is using strong cash flow to repurchase shares and has tripled its dividend. America Movil is growing subscribers in Latin America, gaining market share, and raising average user revenues. The portfolio remains significantly overweight in this sector.

The portfolio's consumer discretionary sector outperformed, although results within the overall sector were broadly mixed, as consumers dealt with higher gas prices, higher interest rates, and housing weakness. The strongest areas of outperformance were the Internet and catalog retail and the media industries. Amazon.com was the portfolio's top contributor in the period, beating analysts' earnings estimates with effective expense controls and increased operating leverage. MGM Mirage, the world's second-largest casino company, rose on its gaming strength in Las Vegas, as well as high expectations for new operations in Macau and CenterCity, a $7 billion multipurpose development in the heart of the Las Vegas Strip.

The portfolio's stock selection and positioning in the equipment and services industry drove relative outperformance. Schlumberger, an oil field services company, announced robust earnings amid broad-based strength in its global operations. Demand for its exploration services boosted profits and the outlook brightened for recovery in the North American market.

Industrials and business services underperformed due to stock selection and a relative underweight. The portfolio's machinery industry was a major source of weakness, as overweighted Danaher declined amid lower revenue growth in key machinery businesses. Southwest Airlines declined on lighter traffic numbers, but the company has excellent prospects and the stock is attractively valued.

Financials lagged due to the portfolio's large overweight, as the sector was rattled by worries over sub-prime lending. Countrywide Credit stock slid in sympathy with the industry, but the portfolio added its position on price weakness believing that the mortgage-originator would survive and thrive with less competition.

Health care detracted, primarily due to stock selection in biotechnology and pharmaceuticals. Genentech shares declined as the biotech's key cancer drugs fell short of estimates. Sepracor, a pharmaceutical firm, traded lower on slower sales growth and concerns about reimbursement rates and generic competition.

While economic growth may moderate, we believe that companies producing stable earnings will be afforded higher prices. Strength in the United States and global economies and the resilience of corporate earnings and free cash-flow growth appear underappreciated by the market. We remain overweight in the telecommunication services sector and in the energy equipment and services industry, both of which exhibit sound growth prospects.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Technology	24.2%
Financials	17.8%
Healthcare	13.8%
Consumer Discretionary	11.7%
Industrials	11.0%
Consumer Staples	7.0%
Energy	6.9%
Telecommunications	5.4%
Materials & Processing	1.6%
Utilities	0.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 5.51% for the six-month period ending June 30, 2007, compared to the 6.23% return for its benchmark, the Russell 1000 Value Index.

The largest detractor from performance relative to the Index was the portfolio's underweight within the integrated oils sector. Although crude oil prices began the year with a rapid sell-off to below $60 per barrel, they subsequently rallied strongly to end on a high note in June, topping $70 per barrel – a level still below that of a year ago. Stock selection within the utilities sector also detracted, as Comcast declined during the period. Although this cable and entertainment provider underperformed, the company was a solid performer in 2006. Finally, stock selection within the consumer discretionary sector detracted as IAC/Interactive, an internet-based retailer and services provider, declined due to weakness in two of its business segments.

The portfolio's underweight of financial services contributed to relative performance, as the sector performed weakly following the severe market decline in February due to concerns over the sub-prime lending market. The portfolio's underweight position of Bank of America also contributed, as this large index holding was affected by market skepticism and declined during the period. In addition to financial services, stock selection within the consumer staples sector aided relative performance, with Kroger performing well during the period. This large grocery store chain solidified its competitive position in the marketplace, allowing it to better withstand competition from giant retailers such as Wal-Mart.

We continue to increase our exposure to the technology sector, now the largest sector overweight relative to the Index. The glut of tech capacity put in place in the late 1990's has been largely absorbed, and tech companies are now well positioned to take advantage of increased infrastructure spending.

We remain overweight consumer staples, continuing to concentrate on stable earners that can grow earnings in a slowing economic environment through new products and/or restructuring. We also took profits in several positions that have performed well over the past couple of years. The health care overweight was reduced, as we trimmed exposure to large pharmaceutical companies that have performed well and thus represented attractive profit-taking opportunities. We also decreased our exposure to utilities, taking advantage of the strong performance in this sector over the past year.

The financial services sector remains the largest underweight, especially in regional banks, as we believe that banks are earning at above normal levels with prospects for an upswing in problem loans (from historically low levels). Recent sub-prime lending woes are a harbinger of more difficulties ahead. We remain underweight integrated oils, as crude oil prices remain above long term normalized levels and current earnings levels are not sustainable, in our opinion.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co. LLC
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Financials	18.3%
Consumer Staples	16.8%
Healthcare	12.9%
Technology	12.6%
Energy	8.9%
Industrials	8.1%
Consumer Discretionary	7.5%
Materials & Processing	5.9%
Utilities	4.6%
Telecommunications	4.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 5.43% for the six-month period ending June 30, 2007, compared to the 8.13% return for its benchmark, the Russell 1000 Growth Index.

During the first half the market was led by the Energy, Materials, and Utilities sectors, which each produced returns above 18%. Among the larger sectors, market performance was strongest in the Industrials and Information Technology sectors as investors rewarded companies with exposure to international markets and leverage to a potential reacceleration in the U.S. economy. Market performance was weakest in the Financials and Consumer Discretionary sectors, as investors punished companies with exposure to mortgages and the US consumer.

Relative to the Index, the Fund's first half performance was most negatively impacted by results in the Consumer sectors, the Industrials sector, and the Energy sector. In the Consumer sectors fund returns were hurt by company specific issues, particularly a slowdown at Starbucks, which were exacerbated by the heightened investor concerns around consumer spending. In the Industrials sector Fund returns were very strong on an absolute basis, and the overweight position was a positive, but returns relative to the Index were negative, driven by an underweight position in companies with leverage to a potential reacceleration in the U.S. economy. In the Energy sector Fund returns were hurt by taking a lower risk posture in a segment where risk and leverage were rewarded.

Through the first half of 2007 we have been cautiously optimistic, leading us to selectively increase the portfolio's exposure to high quality companies with some economic or market sensitivity. While we are clearly in the later stages of the current economic expansion, employment remains strong and the Fed does not appear likely to put on the brakes by raising interest rates. Good potential for an economic rebound exists, supporting a continued rising trend in the equity markets over the next 12-18 months. Our conservative, high quality investment style has traditionally provided solid relative performance in weaker economic times, so we believe that the portfolio is reasonably well protected in the event that housing concerns or rising oil prices create increased pressure on equities and the economy in the months ahead.

Independence Capital Management, Inc.
Investment Adviser
ABN AMRO Asset Management, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Financials	18.3%
Consumer Staples	16.8%
Healthcare	12.9%
Technology	12.6%
Energy	8.9%
Industrials	8.1%
Consumer Discretionary	7.5%
Materials & Processing	5.9%
Utilities	4.6%
Telecommunications	4.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned 6.75% for the six-month period ending June 30, 2007, compared to the 6.96% return for its benchmark, the S&P 500 Index.

Coming off of the exuberance of 2006, the S&P 500 Index had a great deal of momentum going into the new year. There were a few concerns on investors' minds such as credit concerns in the sub-prime mortgage market and the languishing automotive industry, but both confidence and expectations were high and the appetite for risk was strong around the world. In the U.S., companies continued their string of double-digit earnings growth, stock buybacks and clean balance sheets. A staggering $439 billion in acquisitions changed hands during first quarter according to Thomson Financial. Things seemed too good to be true, and in fact, it was news from overseas that was about to disrupt the euphoria. In an effort to control the rapid growth of their stock market, Chinese authorities announced that they were going to restrain margin credit. This sent fear throughout the investment community as markets around the globe dropped in panic-like fashion. U.S., stocks declined over 3% in one day alone, erasing the gains they had tallied for the year. Mortgage lender New Century Financial also filed for bankruptcy later in May under pressure of excessive non performing sub-prime mortgage loans. While investors hesitantly came back to the market toward quarter end, the positive momentum investors had seen earlier was all but gone. The S&P 500 Index struggled for the remainder of the quarter and managed to return 0.64%, a tough reality from the 6.70% it returned in the fourth quarter of 2006. Utilities led the way as investors flocked to defensive sectors, but that would not last long as second quarter would show.

April and May brought back the vigor investors saw earlier in the year and subsequently started to hit new highs in large cap, mid cap, and small cap indices. The rally was again led by corporate earnings, which surprised many with their 19th consecutive quarter of double digit growth. Resilient consumer spending and solid job growth continued to be the base of the strong U.S. economy. In June, however, Fed Chairman Bernanke reiterated his fear of looming inflation and bonds sold off as the yield on the U.S. 10 year Treasury Note reached 5.29%. This was negative for stocks as investors now began to see bond yields as much more competitive to stock returns. In addition, higher interest rates also make acquisitions more expensive, leading investors to believe the buyout premium they had been receiving on stocks could soon vanish. To add fuel to the fire, the sub-prime mortgage loan market again reared its ugly head. Rumors arose that a large hedge fund heavily invested in these loans was on the verge of closing. The S&P 500 Index still managed to have a positive quarter returning 6.28%, even after recording a dismal -1.66% for June.

Nine of the 10 S&P 500 Index sectors had positive returns through June 30. Energy and Basic Materials stocks again took top honors as oil and commodity prices remained elevated. It comes as no surprise that the financial sector was the only group with negative returns for the first half of 2007. The sub-prime mortgage woes have hit banks and brokers hard in the headlines as well their earnings.

The mood of the market has rolled with the volatility. While the more conservative investors moved to the sidelines awaiting calmer times, many stayed in the game riding out the swings and these players have been rewarded. Economic fundamentals still remain in place for this market to go higher, whether investors have the stomach to ride out more of the volatility is the wild card. We realize that the S&P 500 Index is deep into an extended multi-year rally, however we are still optimistic on stocks as we proceed into the second half of 2007.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Financials	20.9%
Technology	15.4%
Healthcare	11.7%
Industrials	11.4%
Energy	10.8%
Consumer Discretionary	10.2%
Consumer Staples	9.3%
Telecommunications	3.7%
Utilities	3.5%
Materials & Processing	3.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 14.29% for the six-month period ending June 30, 2007, compared to the 10.97% return for its benchmark, the Russell Mid Cap Growth Index.

Stock selection was good: eight of the portfolio's 10 sector positions beat their corresponding index sectors. Adding the most value to results were consumer-discretionary, materials/processing, and energy holdings. On both an absolute and relative basis, aQuantive Inc. was the top performer in the consumer discretionary sector. Owens Illinois and Precision Castparts contributed to returns in the materials/processing sector, while National Oilwell Varco and First Solar Inc. were strong performers in the energy sector for the period.

Subpar returns in the technology and healthcare sectors, impaired results the most. Isilon Systems and Akamai Techonologies detracted from results in the technology sector. Sepracor and Medimmune were drags on the healthcare sector for the period.

We continue to anticipate that 2007 will prove a year in which price/earnings ratios expand — a circumstance that typically bodes well for growth stocks. We think any multiple expansion (which would be the first since 2003) could help to offset the decelerating rate of corporate earnings growth. So, although we think the stock market should be higher at the end of the year than it is now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of the gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. But we don't assign a high probability to any of those risks

In managing the portfolio, our focus remains on owning stocks that we think have superior earnings prospects. We currently favor shares of companies in the Internet, gaming, luxury-retailing, brokerage, investment-exchange, energy-services, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Technology	24.0%
Consumer Discretionary	17.9%
Industrials	12.3%
Healthcare	12.3%
Financials	10.0%
Energy	8.9%
Telecommunications	7.4%
Materials & Processing	3.8%
Consumer Staples	3.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 9.79% for the six-month period ending June 30, 2007, compared to the 8.69% return for its benchmark, the Russell Mid Cap Value Index.

Stock selection in the Materials, Industrials and Utilities sectors deserves much of the credit for the portfolio's favorable return. Relative performance also benefited from significant overweights in Energy and Industrials, two of the top three performing benchmark sectors.

We still favor energy as well. We believe that over the longer term, growth in global demand will exceed growth in supply, which will be restrained by periodic political disruptions in leading oil producing nations, the high and rising cost of finding and producing more oil, and the decline in production from giant oil fields around the world. We favor independent exploration and production companies, oil services firms, and refiners, which we believe will continue to enjoy high profit margins resulting from constrained capacity. Although Utilities do not represent a growth industry, we believe power generators in particular should benefit from tightening supply/demand balance.

The portfolio materially underperformed in the Consumer Discretionary and Financials sectors. A sell-off among homebuilders was primarily responsible for the negative return of Consumer Discretionary sector investments. The homebuilders had performed quite well from their July 2006 bottom through February 2007. However, in March, higher mortgage rates and concern about rising sub-prime mortgage delinquencies stalled the rally, and over the next four months homebuilder stocks gave back all of the ground gained during their initial recovery. However, many of these stocks trade at low valuations. If, as we anticipate, strong job growth revives housing demand and homebuilder inventories are worked down in the second half of 2007, we believe the stocks have good potential moving forward.

Looking ahead, we expect that U.S. GDP growth will re-accelerate in second half 2007, helped in part by a firming housing market. So, we are maintaining exposure to cyclical sectors such as Materials, Industrials, Consumer Discretionary, and Information Technology. We think that despite recent monetary tightening overseas, international economic growth will be even stronger, with emerging market economies expanding their role on the global economic stage. Consequently, we are biased toward U.S. based multinationals with substantial international operations.

Overall, we believe our portfolio of financially strong, highly profitable, well-established companies trading at below market valuations will continue to produce good long-term returns.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Financials	17.9%
Consumer Discretionary	15.4%
Industrials	14.6%
Utilities	12.2%
Energy	11.0%
Technology	8.5%
Healthcare	7.5%
Materials & Processing	7.0%
Consumer Staples	5.9%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 11.34% for the six-month period ending June 30, 2007, compared to the 8.69% return for its benchmark, the Russell Mid Cap Value Index.

The portfolio's underweight within the financial services sector was the largest contributor to performance during the period as this sector was negatively impacted by the fallout from a troubled sub-prime mortgage market. The largest contributor to performance overall was Mosaic, the world's largest phosphate producer, which benefited from higher demand and improved pricing for fertilizer. The company also prepaid a portion of its outstanding loans in an effort to reduce overall debt and improve the strength of its balance sheet. King Pharmaceuticals, a healthcare holding, was another significant performer. The company's stock price rose as it surprised the Street by announcing higher than expected earnings for the fourth quarter of 2006, and again for the first quarter of 2007.

The largest detractor from performance was stock selection within the consumer discretionary sector. Shares of OfficeMax fell after the company announced disappointing first quarter results, driven mainly by profit deterioration in its contract segment. Another significant detractor was JDS Uniphase, a communications equipment supplier. Shares fell sharply after the company announced a loss for the fiscal third quarter and lower guidance for the fourth quarter. Another significant detractor during the first half of 2007 was NiSource, an energy holding company. Shares slid after management announced that it would not be pursuing the sale of its electric business as many analysts had hoped it would.

Returns in the stock market have been strong for the past four years, particularly in mid cap stocks. Valuations have compressed across the capitalization spectrum, but they do not appear to be stretched. Profitability at many companies is at peak levels and we are clearly in the later stages of expansion. The recent financial turmoil and housing market pressure may slow economic growth and perhaps impinge profitability going forward.

We will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability. We maintain our overweight position in telecommunications, believing the companies will benefit from reduced costs and expanded services, including television and high speed Internet. Telecommunications equipment suppliers also remain an area of focus for us, as we expect them to improve profitability as telephone companies and cable companies extend their networks. Recently we have increased our exposure to more traditionally defensive companies by adding names within the consumer staples and health care sectors.

We have maintained an underweight position in financial services for a number of years. With the exception of insurance-related holdings, we have not seen the combination of valuation and the potential for improving profitability that would make the companies attractive to us. As a result, we have no exposure to banks or sub-prime mortgage lenders, and have a significant relative underweight position in REIT securities. However, the sub-prime mortgage implosion, a growing fear of credit deterioration, and general uncertainty over the direction of future fed policy may create the opportunity for future investment.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co. LLC
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Consumer Discretionary	15.2%
Technology	14.1%
Materials & Processing	14.1%
Industrials	11.6%
Utilities	9.0%
Financials	7.9%
Healthcare	7.9%
Telecommunications	7.8%
Energy	6.7%
Consumer Staples	5.7%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 7.62% for the six-month period ending June 30, 2007, compared to the 9.33% return for its benchmark, the Russell 2000 Growth Index.

Investors pushed the equities market higher in the first half of 2007, sending broad U.S. market indexes of small and large stocks to all-time highs. The stock market strength was credited to a mix of strong corporate profits, expanding global economies, relatively low and steady interest rates, and a spike in corporate merger activity. Earnings announcements continued to outpace estimates, and economic data had benign showings, providing the additional stimulus for the market.

Oil and gas prices rose as a result of refinery outages and in anticipation of a surge in demand during summer. Rising energy prices and acute corrections in the Chinese stock market threatened to put a damper on U.S. stocks, but the negative news had little impact in the market sentiment.

The breadth of the market was remarkable, lifting almost every segment of the economy for two consecutive quarters. Stocks that benefit from a strong economy – materials, industrials, and information technology – led the gains. Companies featuring higher earnings growth rates showed better performance during the first half, in contrast to previous periods, but stocks of micro-caps, companies with market capitalization less than $500 Million, have trailed lately on a relative basis.

The Fund was heavily committed to the industrials and technology sectors, with a much greater weighting relative to the Index, and avoided the underperforming health care sector. Although it underweighted two of the best performing sectors, energy and materials, the overall allocation result contributed positively to its return. The portfolio's selection was negative compared to the Index, due mostly to disappointing results in micro cap technology stocks. The bottom performing technology stocks – Stec Inc., Opnet Technologies, Knot Inc., Tessco Tech, and Oplink Communications – detracted nearly 2.0% from performance. While the Fund's return for the period trailed the Russell 2000 Growth Index, it had a greater position in micro cap growth stocks, with one-third of its weight in companies below $500 Million, compared to 14.6% for the Index.

Independence Capital Management, Inc.
Investment Adviser
Bjurman, Barry & Associates
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Industrials	32.6%
Technology	22.7%
Consumer Discretionary	16.5%
Healthcare	9.2%
Energy	6.3%
Financials	5.3%
Telecommunications	3.2%
Consumer Staples	2.7%
Materials & Processing	1.5%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 5.65% for the six-month period ending June 30, 2007, compared to the 3.80% return for its benchmark, the Russell 2000 Value Index.

Our focus on quality value stocks at attractive valuations serves us well in the majority of market environments. We believe that over a full market cycle, this emphasis will enable us to avoid value stocks that are priced at a discount for a valid reason, beat the market and, therefore, potentially outperform the benchmark. We continued to find attractively priced quality companies, which we believe have compelling prospects. We maintained our focus on companies led by shareholder-oriented management teams that generate strong free cash flow with a return on invested capital above their cost of capital. We believe this focused effort should enable us to outperform the benchmark over time.

While we do not actively search for acquisition targets, we are not surprised to find many in the portfolio. Our process is centered on identifying quality companies based on strong fundamentals, such as free cash flow. Often, this approach has led us to favorable outcomes. Spirit Finance and eFunds Corp. ranked among the top contributors during the reporting period after both companies agreed to be acquired. Shares of GrafTech International, a stock we added on weakness last year, continue to perform strongly in 2007. Elsewhere in the Fund, successful stock picking has led to strong performance in the Technology sector. Turnaround situations, such as JDA Software Group, Inc., contributed to performance due to improving fundamentals at the company level. JDA has benefited from a new sales force and has recovered from execution challenges from previous years. We think the company remains attractive and that its fundamentals should continue to improve.

Several individual holdings experienced weakness during the period due to events that weighed on the subprime mortgage market. For example, Accredited Home Lenders was hit by concerns of rising defaults in the subprime lending industry. This prompted us to eliminate the position in pursuit of more compelling investments. Subprime uncertainty also led to concerns of further softness in the housing market, negatively impacting our holdings in Hovnanian Enterprises and Beazer Homes USA, Inc. In our view, Hovnanian's valuation reflects the current weak environment despite the company's efforts to generate cash flow and repurchase stock. We remain selective in the space, with a focus on companies that, in our view, have disciplined management teams and are attractively valued relative to peers.

Many of our best performing stocks in 2007 have been companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve their returns on capital. As we move into the second half of the year, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. Despite the recent pullback, we believe the market will see continued merger and acquisition activity as strategic and financial buyers seek attractive assets, particularly those companies with the cash flow characteristics we tend to favor.

Independence Capital Management, Inc.
Investment Adviser
Goldman Sachs Asset Management, L.P.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Financials	30.5%
Industrials	16.6%
Technology	14.9%
Consumer Discretionary	12.0%
Healthcare	6.5%
Utilities	5.7%
Energy	5.0%
Materials & Processing	4.8%
Consumer Staples	3.4%
Telecommunications	0.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 9.27% for the six-month period ending June 30, 2007, compared to the 11.09% return for its benchmark, the MSCI EAFE Index.

The Fund is well positioned to take advantage of opportunities throughout Europe and emerging markets, going forward. While our absolute returns have been attractive during the first half of 2007, we have not achieved our goal of outperforming the Fund's benchmark index. This is, in part, due to the portfolio's underweighting of the highly cyclical materials and consumer discretionary sectors of the market. In general, we avoid highly cyclical companies, favoring instead quality companies that offer consistent financial performances, and have favorable and sustainable long-term economic prospects.

As we've discussed in previous commentaries, it is our belief that the best way to outperform the market over time is to invest in well-managed businesses that are purchased at reasonable prices. During the first quarter of 2007, a sell off in China triggered macro-economic weakness in other emerging countries. This created opportunities for the Fund to add new names and expand existing portfolio positions as valuations of some high quality, well-managed companies dropped to attractive levels. We continue to have a high degree of confidence in emerging markets. In particular, the strong macroeconomic outlooks for India, Brazil, Mexico and South Africa are compelling to us. Strong positive returns in emerging markets, which were recovering from first quarter's setbacks, offset weakness in Europe during second quarter.

Telecommunications and Consumer Staples sectors contributed positively to performance during the second quarter. Financial companies also made a positive contribution despite the negative performance of UK names in that sector. The Fund's underweighting of the highly cyclical Materials sector continued to have a negative effect on the portfolio's relative performance, as Materials was one of the better performing sectors in the index over the period. Consumer discretionary holdings also made a negative contribution.

The Fund is well positioned to take advantage of opportunities throughout Europe, emerging markets, and Asia going forward. Europe was a solid, stable performer during the second quarter, and we continue to look for high quality businesses, trading at attractive valuations in that region. Emerging markets also are very compelling for both company specific and structural reasons. We particularly like the strong macroeconomic outlooks for Brazil, India, Mexico and South Africa.

Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
United Kingdom	23.5%
Switzerland	14.5%
Spain	9.7%
Japan	7.1%
Australia	6.3%
India	5.6%
Mexico	5.6%
Ireland	5.0%
Belgium	4.3%
France	3.7%
Norway	3.4%
Brazil	2.3%
Netherlands	2.3%
South Africa	2.3%
Singapore	1.6%
Sweden	1.4%
Taiwan	1.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned –7.79% for the six-month period ending June 30, 2007, compared to the –6.20% return for its benchmark, the Wilshire Real Estate Securities Index.

REITs appeared to be swimming against the tide for most of the second quarter. During the first quarter of 2007, REITs started out strong, then weakened during the second half of Q1 2007. During April and May REITs floundered, looking for direction. The REIT group found direction during June, and it was down. The sector was down 9.4% during June of 2007. What could be some of the possible drivers for the pullback in the REIT market during June? We believe this correction has been characterized by continuing strong real estate fundamentals offset by negative capital markets factors. Specifically:

* Supply and demand fundamentals for real estate remain stable and strong and we have detected no significant change regarding the fundamental outlook for the companies we cover.

* Public equity capital has been directed away from U.S. real estate securities and toward global real estate securities. As more countries have adopted REIT type legislation, opportunities to invest globally have broadened. Currently, U.S. REITs comprise approximately 50% of the global real estate securities benchmarks.

* Weakness in the housing market has caused some investors to become concerned with commercial real estate, notwithstanding the lack of direct correlation between the two real estate property types.

* Weakness in the sub-prime mortgage market has been contagious to all securitized financing products including commercial mortgage backed securities, an important source for commercial real estate financing, again, notwithstanding the lack of direct correlation between the two real estate property types. This has increased the cost and reduced the liquidity of real estate debt financing.

For the portfolio, strong security selection in the mixed sector added to relative performance driven by overweighting Digital Realty, the top performer in the sector, while avoiding Duke Realty, the second-worst performer in the sector.

The biggest challenge year to date was managing through the downdraft in REIT prices. Companies, which had the strongest management teams, best real estate markets and good properties were the companies, which saw their stock prices, fall the most year to date. The best performing companies were the opposite: average management teams, okay real estate markets and properties subject to new competition. However, the wall of private equity capital that is waiting to invest in real estate made these average to below average companies prime go private candidates. Take out candidates have in general been perennial underperformers until the take out announcement comes.

Real estate markets have been buoyed by rising real estate values over the last several years. These rising values were driven by falling capitalization rates and improving real estate fundamentals. It appears that the decline in capitalization rates has moderated. However, real estate fundamentals continue to improve. The challenge will be to balance what price to pay for earnings growth against the continued large amount of capital waiting to be invested in real estate in the form of potential go private transactions.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities LLC
Investment Sub-Adviser

Portfolio Composition as of 6/30/07

Percent of Total Investments[1]
Apartments	20.2%
Regional Malls	17.8%
Office	16.3%
Strip Centers	12.0%
Hotels and Resorts	9.8%
Diversified	7.9%
Industrial	7.8%
Self-Storage	4.7%
Mixed Industrial/Office	2.4%
Manufactured Homes	1.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2007 and held through June 30, 2007. The examples illustrate your fund's costs in two ways:

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

Hypothetical 5% Annual Return is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund's actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expense

For the Period January 1, 2007 to June 30, 2007

Expense Table

	Beginning Value 1/1/07	Ending Value 6/30/07	Annualized Expense Ratio[1]	Expenses Paid During Period*
Money Market Fund
Actual Fund Performance	$1,000.00	$1,024.40	0.48%	$2.43
Hypothetical 5% Annual Return	$1,000.00	$1,022.39	0.48%	$2.43
Limited Maturity Bond Fund
Actual Fund Performance	$1,000.00	$1,018.50	0.60%	$3.00
Hypothetical 5% Annual Return	$1,000.00	$1,021.83	0.60%	$3.00
Quality Bond Fund
Actual Fund Performance	$1,000.00	$1,008.70	0.60%	$2.99
Hypothetical 5% Annual Return	$1,000.00	$1,021.82	0.60%	$3.01
High Yield Bond Fund
Actual Fund Performance	$1,000.00	$1,040.60	0.84%	$4.25
Hypothetical 5% Annual Return	$1,000.00	$1,020.63	0.84%	$4.21

	Beginning Value 1/1/07	Ending Value 6/30/07	Annualized Expense Ratio[1]	Expenses Paid During Period*
Flexibly Managed Fund
Actual Fund Performance	$1,000.00	$1,074.00	0.83%	$4.25
Hypothetical 5% Annual Return	$1,000.00	$1,020.70	0.83%	$4.14
Growth Stock Fund
Actual Fund Performance	$1,000.00	$1,083.10	0.93%	$4.83
Hypothetical 5% Annual Return	$1,000.00	$1,020.16	0.93%	$4.68
Large Cap Value Fund
Actual Fund Performance	$1,000.00	$1,055.10	0.86%	$4.38
Hypothetical 5% Annual Return	$1,000.00	$1,020.53	0.86%	$4.30
Large Cap Growth Fund
Actual Fund Performance	$1,000.00	$1,054.30	0.84%	$4.26
Hypothetical 5% Annual Return	$1,000.00	$1,020.65	0.84%	$4.19
Index 500 Fund
Actual Fund Performance	$1,000.00	$1,067.50	0.35%	$1.78
Hypothetical 5% Annual Return	$1,000.00	$1,023.07	0.35%	$1.75
Mid Cap Growth Fund
Actual Fund Performance	$1,000.00	$1,142.90	0.95%	$5.06
Hypothetical 5% Annual Return	$1,000.00	$1,020.08	0.95%	$4.77
Mid Cap Value Fund
Actual Fund Performance	$1,000.00	$1,097.90	0.79%	$4.10
Hypothetical 5% Annual Return	$1,000.00	$1,020.88	0.79%	$3.95
Strategic Value Fund
Actual Fund Performance	$1,000.00	$1,113.40	1.04%	$5.44
Hypothetical 5% Annual Return	$1,000.00	$1,019.65	1.04%	$5.19
Small Cap Growth Fund
Actual Fund Performance	$1,000.00	$1,076.20	1.02%	$5.25
Hypothetical 5% Annual Return	$1,000.00	$1,019.73	1.02%	$5.11
Small Cap Value Fund
Actual Fund Performance	$1,000.00	$1,056.50	1.14%	$5.79
Hypothetical 5% Annual Return	$1,000.00	$1,019.16	1.14%	$5.69
International Equity Fund
Actual Fund Performance	$1,000.00	$1,092.70	1.15%	$5.99
Hypothetical 5% Annual Return	$1,000.00	$1,019.07	1.15%	$5.78
REIT Fund
Actual Fund Performance	$1,000.00	$922.10	0.98%	$4.67
Hypothetical 5% Annual Return	$1,000.00	$1,019.94	0.98%	$4.91

1  Ratio for the six-month period.

*  Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days), then divided by 365.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value (000)†
COMMERCIAL PAPER — 26.0%
Agricultural Products — 1.6%
Cargill Global Funding 5.280%, 08/23/07	$1,500	$1,489
Banking — 13.2%
Bank of America Corp.
5.250%, 07/02/07	200	200
5.250%, 07/05/07	100	100
5.220%, 07/24/07	1,600	1,595
5.270%, 08/07/07	100	99
5.250%, 09/25/07	600	592
5.220%, 11/26/07	225	220
Bank of Montgomery
5.240%, 08/15/07	2,000	1,987
BNP Paribas
5.260%, 08/24/07	1,800	1,786
HBOS Treasury Services
5.300%, 07/16/07	460	459
5.230%, 07/20/07	1,000	997
5.270%, 08/17/07	1,000	993
5.300%, 08/17/07	400	397
JPMorgan Chase & Co.
5.230%, 09/17/07	403	398
5.250%, 09/26/07	493	487
5.250%, 09/28/07	354	349
Swedbank Mortgage
5.240%, 08/15/07	1,300	1,292
5.250%, 09/28/07	600	592
		12,543
Finance — 5.2%
Alliance Bankshares Corp.
5.240%, 08/21/07	800	794
Britannia Building
5.240%, 08/14/07	1,500	1,491
5.240%, 08/14/07	2,000	1,987
5.260%, 08/14/07	700	695
		4,967
Chemicals — 2.1%
BASF AG
5.260%, 09/28/07	1,000	987
5.260%, 09/28/07	1,000	987
		1,974
Healthcare — 0.8%
UnitedHealth Group, Inc. 5.300%, 07/09/07	700	699
Insurance — 2.6%
Torchmark Corp.
5.300%, 07/05/07	1,000	1,000
5.310%, 07/11/07	1,000	999
5.340%, 07/27/07	500	498
		2,497

	Par (000)	Value (000)†
Oil & Gas — 0.5%
ConocoPhillips 5.290%, 07/09/07	$500	$499
TOTAL COMMERCIAL PAPER (Cost $24,668)		24,668
CORPORATE BONDS — 63.0%
Aerospace & Defense — 0.0%
Boeing Capital Corp. 6.350%, 11/15/07	25	25
Automobiles & Related — 4.6%
American Honda Finance 144A @
5.310%, 07/10/07	1,390	1,390
5.380%, 08/23/07	3,000	3,000
		4,390
Banking — 17.7%
Bank of America Corp.
3.875%, 01/15/08	20	20
Bank of New York Co., Inc.
3.900%, 09/01/07	25	25
Bank One Corp.
4.125%, 09/01/07	500	499
Calyon NY
5.327%, 08/10/07	165	165
Chase Manhattan Corp.
6.375%, 02/15/08	785	789
Citi Group, Inc.
5.750%, 09/25/07	1,000	1,001
Comerica, Inc.
7.250%, 08/01/07	200	200
Deutsche Bank NY
5.000%, 09/28/07	2,500	2,497
Golden West Financial
4.125%, 08/15/07	2,600	2,596
HBOS Treasury Services 144A @
3.625%, 07/23/07	1,605	1,603
Key Bank N.A.
5.376%, 08/08/07	700	700
National Australia Bank
6.600%, 12/10/07	375	377
PNC Funding Corp.
6.875%, 07/15/07	3,275	3,277
Suntrust Banks, Inc.
6.900%, 07/01/07	600	600
6.600%, 10/15/07	100	100
US Bank N.A.
5.379%, 10/01/07	525	525
Wachovia Bank N.A.
5.350%, 09/28/07	1,000	1,000
Wells Fargo & Co.
5.420%, 09/28/07	850	850
		16,824

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Brokerage — 4.7%
Bear Stearns Cos., Inc.
7.800%, 08/15/07	$824	$826
Donaldson Lufkin
6.900%, 10/01/07	400	401
Goldman Sachs Group, Inc.
5.474%, 07/02/07	700	700
Merrill Lynch & Co., Inc.
3.375%, 09/14/07	100	100
4.250%, 09/14/07	2,455	2,449
		4,476
Chemicals — 1.4%
E.I. Du Pont De Nemours
6.750%, 09/01/07	100	100
Praxair Inc.
4.750%, 07/15/07	1,250	1,250
		1,350
Computers & Office Equipment — 3.5%
Hewlett-Packard Co.
5.500%, 07/01/07	3,318	3,318
Energy Resources & Services — 1.1%
Consolidated Edison Utilities 6.450%, 12/01/07	1,000	1,004
Finance — 10.1%
American Express Co.
3.750%, 11/20/07	1,900	1,888
American General Finance Co.
5.470%, 08/16/07	150	150
ASIF Global Financing 144A @
3.850%, 11/26/07	916	910
CIT Group, Inc.
5.430%, 08/24/07	500	500
Fannie Mae
3.650%, 11/30/07	200	199
International Lease Finance Corp.
3.750%, 08/01/07	275	275
MBNA Europe Funding Plc 144A @
5.460%, 09/07/07	1,650	1,650
National City Bank
5.430%, 09/04/07	1,000	1,000
Nationwide Building Society 144A @
5.478%, 07/20/07	1,000	1,000
3.500%, 07/31/07	2,000	1,997
		9,569
Food & Beverages — 0.1%
McDonald's Corp. 3.875%, 08/15/07	125	125
Healthcare — 2.1%
UnitedHealth Group, Inc. 3.375%, 08/15/07	2,000	1,995

	Par (000)	Value (000)†
Insurance — 10.4%
Chubb Corp.
4.934%, 11/16/07	$1,400	$1,397
Hartford Financial Services Group, Inc.
4.700%, 09/01/07	1,300	1,298
John Hancock Global Funding II 144A @
5.000%, 07/27/07	3,105	3,104
Prudential Insurance Co.
7.650%, 07/01/07 144A @	4,000	4,000
4.000%, 12/15/07	130	129
		9,928
Manufacturing — 0.9%
John Deere Capital Corp. 4.500%, 08/22/07	885	884
Oil & Gas — 1.4%
BP Canada Finance
3.375%, 10/31/07	500	497
ChevronTexaco Capital Co.
3.500%, 09/17/07	150	149
Shell Finance UK Plc
5.000%, 07/16/07	650	650
		1,296
Telecommunications — 2.6%
Southwestern Bell Telephone Co.
6.375%, 11/15/07	800	802
Verizon Communications, Inc.
7.375%, 07/15/07	1,650	1,651
		2,453
Utilities — 2.4%
Alabama Power Co.
7.125%, 10/01/07	300	301
National Rural Utilities
3.250%, 10/01/07	1,958	1,948
		2,249
TOTAL CORPORATE BONDS (Cost $59,886)		59,886
VARIABLE RATE DEMAND NOTES — 9.3%
Healthcare — 0.5%
Barton Healthcare LLC
5.400%, 02/15/25	155	155
Fairview Hospital & Healthcare Services
5.350%, 11/01/15	300	300
		455
Municipal Bonds — 6.7%
Berks County, PA, Industrial Development Authority
5.490%, 06/01/15	450	450
Columbia County, GA Development Authority
5.370%, 03/01/10	600	600
Harris County, TX, Sports Authority Special Revenue
5.350%, 11/15/30	2,100	2,100

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value (000)†
VARIABLE RATE DEMAND NOTES — (continued)
Municipal Bonds — (continued)
Illinois Development Finance Authority
5.380%, 11/01/14	$600	$600
New York, NY - Subseries-A-9
5.320%, 11/01/23	2,000	2,000
Philadelphia Authority-For Industrial Development-Marketplace
5.320%, 07/01/10	670	670
		6,420
Parking Facilities — 2.1%
Liliha Parking LP 5.850%, 08/01/24	1,960	1,960
TOTAL VARIABLE RATE DEMAND NOTES (Cost $8,835)		8,835
	Number of Shares
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Provident Institutional Funds - TempFund	860,577	860
Evergreen Prime Cash Management Money Market Fund	741,729	742
TOTAL SHORT-TERM INVESTMENTS (Cost $1,602)		1,602
TOTAL INVESTMENTS — 100.0% (Cost $94,991)		$94,991

†  See Note 1 to Financial Statements.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Maturity Schedule	Market Value (000)	% of Portfolio	(Cumulative)
1 — 7 days	$16,635	17.5%	17.5%
8 — 14 days	8,307	8.8%	26.3%
15 — 30 days	17,183	18.1%	44.4%
31 — 60 days	26,424	27.8%	72.2%
61 — 90 days	15,011	15.8%	88.0%
91 — 120 days	3,174	3.3%	91.3%
121 — 150 days	5,739	6.0%	97.3%
over 150 days	2,518	2.7%	100.0%
	$94,991	100.0%

Average Weighted Maturity — 46 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value (000)†
U.S. TREASURY OBLIGATIONS — 35.0%
U.S. Treasury Notes
4.125%, 08/15/08#	$2,400	$2,377
4.750%, 02/28/09#	3,000	2,991
4.500%, 03/31/09#	4,500	4,467
4.625%, 11/15/09#	5,000	4,970
4.750%, 02/15/10#	5,000	4,982
4.875%, 05/31/11	1,000	998
5.125%, 06/30/11	1,250	1,259
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,159)		22,044
AGENCY OBLIGATIONS — 12.2%
Federal Home Loan Mortgage Corporation — 2.3%
Freddie Mac 5.000%, 06/15/31	1,500	1,460
Federal National Mortgage Association — 9.9%
6.850%, 09/15/19	290	280
4.384%, 12/01/33	2,186	2,168
3.500%, 04/01/34	1,079	1,053
6.014%, 07/01/36	1,227	1,235
6.100%, 09/01/36	1,464	1,478
		6,214
TOTAL AGENCY OBLIGATIONS (Cost $7,754)		7,674
COLLATERALIZED MORTGAGE OBLIGATIONS — 26.4%
Asset Securitization Corp.
7.400%, 10/13/26	115	118
Atherton Franchisee Loan Funding
6.720%, 05/15/20	99	98
Banc of America Commercial Mortgage, Inc.
5.039%, 11/10/42	2,660	2,606
Bear Stearns Commercial Mortgage Securities, Inc.
6.080%, 02/15/35	490	494
5.580%, 03/11/39	1,030	1,027
5.395%, 12/11/40	1,500	1,481
4.521%, 11/11/41	1,000	956
		3,958
Enterprise Mortgage Acceptance Corp.
6.630%, 01/15/25	1,646	1,622
6.533%, 01/15/27	1,307	1,032
		2,654
First Horizon Mortgage Pass-Through Trust
6.000%, 08/25/37	1,424	1,416
Green Tree Financial Corp.
7.650%, 04/15/19	334	345
7.250%, 09/15/26	263	268
6.500%, 02/01/31	1,120	1,121
		1,734

	Par (000)	Value (000)†
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	$618	$618
4.545%, 01/15/42	1,500	1,438
		2,056
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,638	1,613
NationsLink Funding Corp.
7.229%, 06/20/31	43	44
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	296	297
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,637)		16,594
	Number of Shares
SHORT-TERM INVESTMENTS — 4.9%
BlackRock Provident Institutional Funds - TempFund	1,673,214	1,673
Evergreen Prime Cash Management Money Market Fund	1,397,431	1,398
TOTAL SHORT-TERM INVESTMENTS (Cost $3,071)		3,071
	Par (000)
SECURITIES LENDING COLLATERAL — 21.5%
Bank of Montreal Time Deposit
5.320%, 07/02/07	$124	124
Barclays Time Deposit
5.360%, 07/02/07	74	74
Dexia Time Deposit
5.420%, 07/02/07	74	74
Institutional Money Market Trust
5.293%, 07/02/07	12,869	12,869
IXIS Time Deposit
5.360%, 07/02/07	74	74
National Bank of Canada Time Deposit
5.360%, 07/03/07	74	74
Wells Fargo Time Deposit
5.281%, 07/02/07	266	266
TOTAL SECURITIES LENDING COLLATERAL (Cost $13,555)		13,555
TOTAL INVESTMENTS — 100.0% (Cost $63,176)		$62,938

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — 8.1%
Aerospace & Defense — 0.9%
United Technologies Corp.
5.400%, 05/01/35	$1,000	$912
6.050%, 06/01/36	1,000	991
		1,903
Agricultural Products — 0.5%
Cargill, Inc. 144A @
6.125%, 09/15/36	1,000	983
Cable Operators — 0.6%
Tele-Communications, Inc.
9.875%, 06/15/22	1,000	1,283
Computers & Office Equipment — 0.5%
IBM Corp
6.500%, 01/15/28	1,000	1,057
Diversified Operations — 0.9%
Siemens Financieringsmat 144A @
6.125%, 08/17/26	2,000	1,974
Electric — Integrated — 0.4%
PacifiCorp.
5.750%, 04/01/37	1,000	937
Food & Beverages — 0.4%
Unilever Capital Corp.
5.900%, 11/15/32	1,000	946
Insurance — 0.8%
AXA SA 144A @
6.379%, 12/14/49	2,000	1,804
Machinery & Heavy Equipment — 0.5%
Atlas Copco AB 144A @
5.600%, 05/22/17	1,000	974
Oil & Gas — 0.4%
Nakilat, Inc. 144A @
6.067%, 12/31/33	1,000	937
Pharmaceuticals — 1.8%
Genentech, Inc.
5.250%, 07/15/35	1,000	883
Glaxosmithkline Capital, Inc.
5.375%, 04/15/34	1,000	922
Merck & Co., Inc.
6.400%, 03/01/28	2,000	2,040
		3,845
Retail — 0.4%
Wal-Mart Stores, Inc.
5.250%, 09/01/35	1,000	874
TOTAL CORPORATE BONDS (Cost $17,892)		17,517

	Par (000)	Value (000)†
U.S. TREASURY OBLIGATIONS — 31.6%
U.S. Treasury Notes
4.375%, 12/15/10	$2,500	$2,459
4.875%, 04/30/11#	3,000	2,996
4.875%, 05/31/11#	4,000	3,994
4.750%, 01/31/12#	16,500	16,376
4.625%, 02/29/12#	16,500	16,289
4.500%, 03/31/12#	5,000	4,909
3.875%, 02/15/13	2,500	2,374
4.250%, 11/15/13#	2,500	2,407
4.875%, 08/15/16	2,500	2,469
4.625%, 02/15/17#	10,000	9,684
4.500%, 05/15/17	5,000	4,794
TOTAL U.S. TREASURY OBLIGATIONS (Cost $69,536)		68,751
AGENCY OBLIGATIONS — 10.8%
Federal Home Loan Mortgage Corporation — 2.2%
5.000%, 06/15/31	5,000	4,868
Federal National Mortgage Association — 8.6%
6.850%, 09/15/19	2,125	2,056
3.500%, 04/01/34	3,238	3,158
6.014%, 07/01/36	4,091	4,118
5.983%, 08/01/36	4,381	4,410
6.100%, 09/01/36	4,880	4,927
		18,669
Government National Mortgage Association — 0.0%
9.000%, 10/15/30	9	10
9.000%, 11/15/30	42	46
9.000%, 11/15/30	16	17
		73
TOTAL AGENCY OBLIGATIONS (Cost $23,787)		23,610
COLLATERALIZED MORTGAGE OBLIGATIONS — 25.8%
Atherton Franchisee Loan Funding
7.230%, 04/15/12	1,293	1,311
Banc of America Commercial Mortgage, Inc.
5.039%, 11/10/42	10,000	9,799
Bear Stearns Commercial Mortgage Securities, Inc.
4.830%, 08/15/38	4,000	3,853
5.395%, 12/11/40	5,000	4,938
4.674%, 06/11/41	5,710	5,312
4.521%, 11/11/41	5,000	4,782
		18,885
Enterprise Mortgage Acceptance Corp.
6.630%, 01/15/25	5,223	5,145
6.533%, 01/15/27	2,613	2,064
		7,209
First Horizon Mortgage Pass-Through Trust
6.000%, 08/25/37	3,000	2,982
Green Tree Financial Corp.
7.240%, 11/15/28	785	338

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value (000)†
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	$2,473	$2,470
4.545%, 01/15/42	5,000	4,793
		7,263
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	2,457	2,420
Morgan Stanley Capital
4.590%, 04/14/40	5,000	4,804
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	1,182	1,187
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $56,450)		56,198
ASSET BACKED SECURITIES — 0.8%
Railcar Leasing L.L.C.
7.125%, 01/15/13	1,777	1,835
(Cost $1,783)
	Number of Shares
SHORT-TERM INVESTMENTS — 1.0%
BlackRock Provident Institutional Funds - TempFund	818,318	818
Evergreen Prime Cash Management Money Market Fund	1,266,003	1,266
TOTAL SHORT-TERM INVESTMENTS (Cost $2,084)		2,084
	Par (000)
SECURITIES LENDING COLLATERAL — 21.9%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$434	434
Barclays Time Deposit
5.360%, 07/02/07	260	260
Dexia Time Deposit
5.420%, 07/02/07	260	260
Institutional Money Market Trust
5.293%, 07/02/07	45,141	45,141
IXIS Time Deposit
5.360%, 07/02/07	260	260
National Bank of Canada Time Deposit
5.360%, 07/03/07	261	261
Wells Fargo Time Deposit
5.281%, 07/02/07	931	931
TOTAL SECURITIES LENDING COLLATERAL (Cost $47,547)		47,547
TOTAL INVESTMENTS — 100.0% (Cost $219,079)		$217,542

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — 89.7%
Advertising — 1.4%
Affinity Group, Inc.^ 10.875%, 02/15/12	$92	$98
Lamar Advertising Co. CONV 2.875%, 12/31/10	300	414
Lamar Media Corp. 6.625%, 08/15/15	175	166
R.H. Donnelley Corp. 8.875%, 01/15/16	375	390
R.H. Donnelley Finance Corp. 10.875%, 12/15/12	175	187
		1,255
Aerospace & Defense — 1.4%
GenCorp, Inc.^ 9.500%, 08/15/13	497	532
Hawker Beechcraft Acquisition Co. 144A @ 8.500%, 04/01/15	250	258
8.875%, 04/01/15	150	155
9.750%, 04/01/17	125	131
Sequa Corp. 9.000%, 08/01/09	50	52
Transdigm, Inc. 7.750%, 07/15/14	200	202
		1,330
Automobiles & Related — 3.0%
American Axle & Manufacturing, Inc. 7.875%, 03/01/17	300	295
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	50	50
General Motors Corp. 7.200%, 01/15/11	575	553
Hertz Corp. 8.875%, 01/01/14	250	261
Rental Service Corp. 144A @ 9.500%, 12/01/14	225	229
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	200	206
Tenneco, Inc. 8.625%, 11/15/14	300	309
The Goodyear Tire & Rubber Co. 144A @ 9.135%, 12/01/09	325	326
8.625%, 12/01/11	260	274
UCI Holding Co., Inc. 144A @ 12.355%, 12/15/13	186	188
United Components, Inc. 9.375%, 06/15/13	100	103
		2,794
Broadcast/Media — 3.4%
Barrington Broadcasting, 144A @ 10.500%, 08/15/14	125	130
Bonten Media Acquisition Corp. 144A @ 9.000%, 06/01/15	50	49
Clear Channel Communications, Inc. 6.250%, 03/15/11	275	265

	Par (000)	Value (000)†
Broadcast/Media — (continued)
Echostar DBS Corp. 7.000%, 10/01/13	$25	$25
6.625%, 10/01/14	300	287
Haights Cross Operating Co.^ 11.750%, 08/15/11	200	212
Lighthouse International Co. SA 144A @ 8.000%, 04/30/14	275	394
Lin Television Corp. CONV 2.500%, 05/15/33	38	37
Local TV Finance LLC 144A @ 9.250%, 06/15/15	125	124
Medianews Group, Inc. 6.875%, 10/01/13	125	108
6.375%, 04/01/14	100	83
Nexstar Finance, Inc. 9.547%, 04/01/13+	300	295
7.000%, 01/15/14	150	148
Shaw Communications, Inc. 8.250%, 04/11/10	75	79
Sinclair Broadcast Group 8.000%, 03/15/12	111	114
Videotron Ltee 6.875%, 01/15/14	250	245
6.375%, 12/15/15	50	48
XM Satellite Radio, Inc. 9.750%, 05/01/14	475	465
		3,108
Building & Building Supplies — 1.2%
Associated Materials, Inc. 12.523%, 03/01/14+	250	186
Dycom Industries, Inc. 8.125%, 10/15/15	175	182
Esco Corp. 144A @ 8.625%, 12/15/13	325	341
9.230%, 12/15/13	100	102
Gibraltar Industries, Inc. 8.000%, 12/01/15	250	245
Interline Brands, Inc. 8.125%, 06/15/14	75	76
		1,132
Building & Real Estate — 0.4%
KB Home 5.875%, 01/15/15	225	196
Meritage Homes Corp. 6.250%, 03/15/15	200	178
		374
Building Products & Supplies — 0.5%
Builders Firstsource, Inc. 9.610%, 02/15/12	175	177
Texas Industries, Inc. 7.250%, 07/15/13	275	276
		453

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Cable Operators — 1.5%
Cablevision Systems Corp. 9.820%, 04/01/09	$225	$235
Charter Communications Holdings LLC 10.250%, 09/15/10	625	653
CSC Holdings, Inc. 7.250%, 07/15/08	100	101
Kabel Deutschland 10.625%, 07/01/14	200	219
Mediacom Broadband LLC 8.500%, 10/15/15	75	75
8.500%, 10/15/15 144A @	75	75
		1,358
Chemicals — 1.3%
Hercules, Inc. 6.750%, 10/15/29	150	146
Huntsman International LLC 7.875%, 11/15/14	225	241
Ineos Group Holdings Plc 144A @ 8.500%, 02/15/16	300	293
Koppers, Inc. 9.875%, 10/15/13	100	107
Lyondell Chemical Co. 8.250%, 09/15/16	200	209
Terra Capital, Inc. 7.000%, 02/01/17	175	169
		1,165
Computer — Internet Services & Software — 0.1%
SS&C Technologies, Inc. 11.750%, 12/01/13	75	84
Computer Services & Software — 0.9%
Serena Software, Inc. 10.375%, 03/15/16	75	81
Sungard Data Systems, Inc. 9.125%, 08/15/13	375	384
Unisys Corp. 7.875%, 04/01/08	150	150
6.875%, 03/15/10	100	97
8.000%, 10/15/12	75	73
		785
Computers & Office Equipment — 0.1%
Xerox Corp. 6.400%, 03/15/16	101	102
Consumer Products — 2.6%
Acco Brands Corp. 7.625%, 08/15/15	175	172
American Greetings Corp. 7.375%, 06/01/16	50	50
FTD, Inc. 7.750%, 02/15/14	294	291
Jostens Holdings Corp. 9.854%, 12/01/13+	550	505

	Par (000)	Value (000)†
Consumer Products — (continued)
Jostens IH Corp. 7.625%, 10/01/12	$175	$174
Leslie's Poolmart 7.750%, 02/01/13	275	274
Sealy Mattress Co. 8.250%, 06/15/14	275	282
Simmons Bedding Co. 7.875%, 01/15/14	75	75
12.037%, 12/15/14+	275	231
Yankee Acquisition Corp. 8.500%, 02/15/15	250	242
9.750%, 02/15/17	50	48
		2,344
Containers — 2.7%
AEP Industries, Inc. 7.875%, 03/15/13	225	225
Ball Corp. 6.875%, 12/15/12	75	75
Berry Plastics Holding Corp. 8.875%, 09/15/14	375	380
9.235%, 09/15/14	75	76
Bway Corp. 10.000%, 10/15/10	150	156
Clondalkin Acquisition Co. 144A @ 7.360%, 12/15/13	150	150
Graham Packaging Co. 8.500%, 10/15/12	100	101
Graphic Packaging International Corp. 8.500%, 08/15/11	75	77
9.500%, 08/15/13	125	130
Owens-Brockway Glass Container, Inc. 8.875%, 02/15/09	100	102
8.750%, 11/15/12	250	261
8.250%, 05/15/13	100	104
6.750%, 12/01/14	150	146
Owens-Illinois, Inc. 7.350%, 05/15/08	75	75
Plastipak Holdings LLC 144A @ 8.500%, 12/15/15	100	103
Stone Container Corp. 8.375%, 07/01/12	100	100
8.000%, 03/15/17	225	218
		2,479
Cosmetics & Toiletries — 0.0%
Chattem, Inc. 7.000%, 03/01/14	50	50
Diversified Operations — 1.0%
Bombadier, Inc. 144A @ 6.750%, 05/01/12	100	99
6.300%, 05/01/14	200	190
7.450%, 05/01/34	200	193
Covalence Specialty Material 10.250%, 03/01/16	125	125

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Diversified Operations — (continued)
Festival Fun Park LLC 10.875%, 04/15/14	$75	$76
Leucadia National Corp. 7.000%, 08/15/13	275	270
		953
Electronic Components — 1.0%
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	325	307
NXP BV 8.105%, 10/15/13	175	175
9.500%, 10/15/15	225	222
Sanmina-SCI Corp. 144A @ 3.650%, 06/15/10	175	175
		879
Electronic Components & Semiconductors — 2.0%
Avago Technologies Co. 10.125%, 12/01/13	200	213
Celestica, Inc. 7.875%, 07/01/11	225	218
Conexant Systems, Inc. 9.110%, 11/15/10	175	179
4.000%, 03/21/26 CONV	100	86
Flextronics International Ltd. 6.250%, 11/15/14	125	114
Freescale Semiconductor 144A @ 9.230%, 12/15/14	350	338
10.125%, 12/15/16	200	188
Spansion LLC 144A @ 8.485%, 06/01/13	125	125
11.250%, 01/15/16	175	180
Stats Chippac, Inc. 6.750%, 11/15/11	100	101
Superior Essex, Inc. 9.000%, 04/15/12	125	128
		1,870
Energy Resources & Services — 6.3%
AES Corp. 9.375%, 09/15/10	150	160
8.875%, 02/15/11	300	316
Allegheny Energy Supply Co. LLC 144A @ 8.250%, 04/15/12	25	27
Alpha Natural Resources LLC 10.000%, 06/01/12	200	211
Cie Generale De Geophysique 7.500%, 05/15/15	25	25
7.750%, 05/15/17	300	304
CMS Energy Corp. 8.500%, 04/15/11	50	53
Copano Energy LLC 8.125%, 03/01/16	150	152
Dynegy Holdings, Inc. 144A @ 7.500%, 06/01/15	300	282
7.750%, 06/01/19	375	349

	Par (000)	Value (000)†
Energy Resources & Services — (continued)
Hilcorp Energy Co. 144A @ 7.750%, 11/01/15	$225	$218
Invensys Plc 144A @ 9.875%, 03/15/11	260	278
Mirant North America LLC 7.375%, 12/31/13	175	179
NRG Energy, Inc. 7.250%, 02/01/14	100	100
7.375%, 02/01/16	775	777
Orion Power Holdings, Inc. 12.000%, 05/01/10	300	339
Peabody Energy Corp. 7.375%, 11/01/16	300	306
Petrohawk Energy Corp. 9.125%, 07/15/13	225	238
Reliant Energy Inc. 7.625%, 06/15/14	225	219
6.750%, 12/15/14	150	153
7.875%, 06/15/17	175	170
Sierra Pacific Resources 7.803%, 06/15/12^	25	26
8.625%, 03/15/14	250	268
Stallion Oilfield Services 144A @ 9.750%, 02/01/15	225	229
Stone Energy Corp. 144A @ 8.106%, 07/15/10	200	200
Utilicorp Canada Finance Corp. 7.750%, 06/15/11	150	158
		5,737
Entertainment & Leisure — 1.8%
AMC Entertainment, Inc. 11.000%, 02/01/16	150	166
AMF Bowling Worldwide, Inc. 10.000%, 03/01/10	200	210
Cinemark, Inc. 9.391%, 03/15/14+	625	569
K2, Inc. 7.375%, 07/01/14	200	211
MTR Gaming Group, Inc. 9.000%, 06/01/12	50	53
Pokagon Gaming Authority 144A @^ 10.375%, 06/15/14	350	386
Speedway Motorsports, Inc. 6.750%, 06/01/13	50	49
		1,644
Finance — 6.0%
Couche-Tard U.S. 7.500%, 12/15/13	325	327
FBOP Capital Trust II 144A @^ 10.000%, 01/15/09	150	157
Ford Motor Credit Co. 7.375%, 10/28/09	400	397
9.806%, 04/15/12	1,375	1,474

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Finance — (continued)
FTI Consulting Inc. 7.625%, 06/15/13	$200	$203
7.750%, 10/01/16	150	153
General Motors Acceptance Corp. 6.875%, 08/28/12	850	831
7.560%, 12/01/14	450	455
8.000%, 11/01/31	375	383
Global Cash Access LLC 8.750%, 03/15/12	254	264
iPayment, Inc. 9.750%, 05/15/14	225	225
12.750%, 07/15/14 144A @^	186	182
Rafealla Apparel Group 11.250%, 06/15/11	201	203
Rainbow National Services 144A @ 8.750%, 09/01/12	75	78
Stone Container Finance 7.375%, 07/15/14	175	168
		5,500
Food & Beverages — 0.9%
B&G Foods, Inc. 8.000%, 10/01/11	275	275
Del Monte Corp. 8.625%, 12/15/12	275	284
Reynolds American, Inc. 7.250%, 06/01/13	100	104
7.625%, 06/01/16	150	159
		822
Healthcare — 4.3%
Centene Corp. 144A @ 7.250%, 04/01/14	125	123
Community Health Systems, Inc. 144A @ 6.500%, 12/15/12	200	209
8.875%, 07/15/15	1,050	1,064
CRC Health Corp. 10.750%, 02/01/16	175	192
Fresenius Medical Care Capital Trust II 7.875%, 02/01/08	25	25
Genesis HealthCare Corp. 8.000%, 10/15/13	225	240
HCA, Inc. 144A @ 9.250%, 11/15/16	700	746
9.625%, 11/15/16	25	27
HCA-The Healthcare Corp. 8.750%, 09/01/10	375	391
IASIS Healthcare LLC 8.750%, 06/15/14	125	125
Team Health, Inc. 11.250%, 12/01/13	25	27
Triad Hospitals, Inc. 7.000%, 11/15/13	225	237
United Surgical Partners 144A @ 9.250%, 05/01/17	125	125

	Par (000)	Value (000)†
Healthcare — (continued)
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	$300	$297
Ventas Realty Ltd. Partnership 6.500%, 06/01/16	100	97
		3,925
Hotels & Gaming — 1.2%
American Casino & Entertainment Properties LLC 7.850%, 02/01/12	200	206
Buffalo Thunder Development Authority 144A @^ 9.375%, 12/15/14	50	50
Felcor Lodging LP 8.500%, 06/01/11	125	131
Fontainebleau Las Vegas 144A @ 10.250%, 06/15/15	175	172
MGM Mirage, Inc. 8.500%, 09/15/10	100	105
Pinnacle Entertainment 8.250%, 03/15/12	25	26
Shingle Springs Tribal 144A @ 9.375%, 06/15/15	250	252
Trump Entertainment Resorts 8.500%, 06/15/15	175	174
		1,116
Hotels & Resorts — 1.1%
Host Marriott L.P. 7.125%, 11/01/13	75	75
6.375%, 03/15/15	25	24
6.750%, 06/01/16	775	760
Little Trav Bay Odawa Inc. 144A @^ 10.250%, 02/15/14	125	129
		988
Industrial — 0.1%
Chukchansi Economic Development Authority 144A @^ 8.859%, 11/15/12	125	127
Insurance — 0.8%
HUB International Holdings 144A @ 9.000%, 12/15/14	175	171
10.250%, 06/15/15	300	289
USI Holdings Corp. 144A @ 9.230%, 11/15/14	125	124
9.750%, 05/15/15	125	124
		708
Machinery & Heavy Equipment — 0.7%
Columbus McKinnon Corp. 8.875%, 11/01/13	300	317
Stewart & Stevenson LLC 144A @ 10.000%, 07/15/14	200	209
Terex Corp. 7.375%, 01/15/14	75	75
		601

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Manufacturing — 3.0%
Accuride Corp. 8.500%, 02/01/15	$200	$198
AGY Holding Corp. 144A @ 11.000%, 11/15/14	125	131
American Railcar Industry 7.500%, 03/01/14	225	224
Baldor Electric Co. 8.625%, 02/15/17	300	317
General Cable Corp. 144A @ 7.725%, 04/01/15	100	100
7.125%, 04/01/17	125	124
Harland Clarke Holdings Corp. 144A @ 9.500%, 05/15/15	175	168
10.105%, 05/15/15	150	145
KI Holdings, Inc. 8.172%, 11/15/14+	350	299
Nutro Products, Inc. 144A @ 9.370%, 10/15/13	150	158
10.750%, 04/15/14	200	232
RBS Global & Rexnord Corp. 9.500%, 08/01/14	575	589
11.750%, 08/01/16	50	54
		2,739
Medical Services & Equipment — 0.8%
DaVita, Inc. 6.625%, 03/15/13	150	146
7.250%, 03/15/15	150	148
Invacare Corp. 144A @ 9.750%, 02/15/15	175	176
Universal Hospital Services 144A @ 8.500%, 06/01/15	125	124
8.750%, 06/01/15	75	75
Warner Chilcott Corp. 8.750%, 02/01/15	81	83
		752
Metal Components & Products — 0.8%
Century Aluminum Co. 7.500%, 08/15/14	125	126
Metals USA Holding Corp. 144A @ 11.356%, 01/15/12	150	150
Metals USA, Inc. 11.125%, 12/01/15	200	218
Novelis, Inc. 7.250%, 02/15/15	225	231
		725
Metals & Mining — 2.8%
Aleris International, Inc. 144A @ 10.000%, 12/15/16	75	74
Arch Western Finance LLC 6.750%, 07/01/13	150	144
Foundation PA Coal Co. 7.250%, 08/01/14	425	421

	Par (000)	Value (000)†
Metals & Mining — (continued)
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	$250	$264
8.375%, 04/01/17	1,225	1,308
Steel Dynamics, Inc. 144A @ 6.750%, 04/01/15	150	147
Tube City IMS Corp. 144A @ 9.750%, 02/01/15	175	179
		2,537
Office Equipment & Services — 0.2%
IKON Office Solutions, Inc. 7.750%, 09/15/15	150	153
Oil & Gas — 5.1%
AmeriGas Partners L.P. 7.250%, 05/20/15	150	149
Chaparral Energy Inc. 8.500%, 12/01/15	250	244
Chesapeake Energy Corp. 6.500%, 08/15/17	250	237
6.875%, 11/15/20	450	431
Compton Petroleum Corp. 7.625%, 12/01/13	350	346
Denbury Resources, Inc. 7.500%, 04/01/13	200	200
7.500%, 12/15/15	75	75
Dynegy Roseton/Danskammer LLC 7.270%, 11/08/10	175	177
Encore Acquisition Co. 7.250%, 12/01/17	275	253
Ferrellgas Partners LP 8.750%, 06/15/12	375	386
6.750%, 05/01/14	100	95
Forest Oil Corp. 8.000%, 12/15/11	100	103
7.250%, 06/15/19 144A @	350	339
Hanover Compressor Co. 7.500%, 04/15/13	225	226
9.000%, 06/01/14	75	79
Opti Canada, Inc. 144A @ 7.875%, 12/15/14	250	250
Plains Exploration & Production 7.000%, 03/15/17	125	118
Range Resources Corp. 6.375%, 03/15/15	200	190
7.500%, 05/15/16	150	152
The Williams Cos., Inc. 8.125%, 03/15/12	75	80
7.625%, 07/15/19	50	53
7.500%, 01/15/31	150	155
7.750%, 06/15/31	125	132
W&T Offshore, Inc. 144A @ 8.250%, 06/15/14	225	222
		4,692

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Paper & Related Products — 2.7%
Boise Cascade LLC 7.125%, 10/15/14	$325	$309
Bowater Canada Finance 7.950%, 11/15/11	50	47
Domtar, Inc. 5.375%, 12/01/13	75	67
7.125%, 08/15/15	300	291
9.500%, 08/01/16	25	28
Georgia-Pacific Corp. 8.125%, 05/15/11	150	153
7.000%, 01/15/15 144A @	200	192
7.700%, 06/15/15	275	272
7.125%, 01/15/17 144A @	250	240
MDP Acquisitions Plc 9.625%, 10/01/12	33	35
Newpage Corp. 10.000%, 05/01/12	25	27
11.606%, 05/01/12	150	164
12.000%, 05/01/13	125	137
Norske Skog Canada Ltd 7.375%, 03/01/14	175	157
Verso Paper Holdings LLC 144A @ 9.106%, 08/01/14	50	51
9.125%, 08/01/14	100	103
11.375%, 08/01/16	225	240
		2,513
Pharmaceuticals — 0.4%
Omnicare, Inc. 6.750%, 12/15/13	100	95
6.875%, 12/15/15	275	261
		356
Printing & Publishing — 2.4%
Dex Media East LLC 12.125%, 11/15/12	292	314
Dex Media, Inc. 8.064%, 11/15/13+	25	24
Idearc, Inc. 8.000%, 11/15/16	550	556
Morris Publishing 7.000%, 08/01/13	275	241
Nebraska Book Co., Inc. 8.625%, 03/15/12	375	372
Quebecor World, Inc. 6.125%, 11/15/13	175	158
9.750%, 01/15/15 144A @	125	127
TL Acquisition, Inc. 144A @ 13.250%, 07/15/15	300	226
Valassis Communications 144A @ 8.250%, 03/01/15	225	219
		2,237

	Par (000)	Value (000)†
Restaurants — 1.0%
O'Charley's, Inc. 9.000%, 11/01/13	$200	$209
Outback Steakhouse, Inc. 144A @ 10.000%, 06/15/15	350	334
Real Mex Restaurants, Inc. 10.000%, 04/01/10	125	131
The Restaurant Co. 10.000%, 10/01/13	225	215
		889
Retail — 1.9%
Amerigas Part/Eagle Fin 7.125%, 05/20/16	325	319
AutoNation, Inc. 7.356%, 04/15/13	75	75
7.000%, 04/15/14	125	123
Bon-ton Dept Stores Inc. 10.250%, 03/15/14	275	278
GSC Holdings Corp. 8.000%, 10/01/12	425	444
Pathmark Stores, Inc. 8.750%, 02/01/12	25	26
Payless Shoesource, Inc. 8.250%, 08/01/13	25	25
Sally Holdings LLC 144A @ 9.250%, 11/15/14	225	226
The Pantry, Inc. 7.750%, 02/15/14	200	195
		1,711
Services — Commercial — 2.2%
Aramark Corp. 144A @ 8.856%, 02/01/15	400	406
Deluxe Corp. 144A @ 7.375%, 06/01/15	125	124
Digicel Ltd. 144A @^ 9.250%, 09/01/12	300	316
Education Management LLC 10.250%, 06/01/16	550	579
Interface, Inc. 10.375%, 02/01/10	350	376
9.500%, 02/01/14	25	27
Mac-Gray Corp. 7.625%, 08/15/15	200	201
		2,029
Special Purpose Entity — 1.8%
AAC Group Holding Corp. 10.755%, 10/01/12+	150	135
Canwest Media, Inc. 8.000%, 09/15/12	287	285
Hexion Nova Scotia Finance ULC 9.750%, 11/15/14	275	285
9.860%, 11/15/14	75	77
JSG Funding Plc 7.750%, 04/01/15	100	100

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Special Purpose Entity — (continued)
KAR Holdings, Inc. 144A @ 9.358%, 05/01/14	$125	$125
10.000%, 05/01/15	225	219
Stripes Acq/Susser Financial 10.625%, 12/15/13	123	133
Wimar Opco LLC/Financial Corp. 144A @ 9.625%, 12/15/14	275	265
		1,624
Strip Centers — 0.2%
Saul Centers, Inc. 7.500%, 03/01/14	150	151
Telecommunications — 14.2%
Allbritton Communications Co. 7.750%, 12/15/12	425	427
American Tower Corp. 3.000%, 08/15/12 CONV	150	316
7.125%, 10/15/12	100	102
Broadview Networks Holdings 144A @ 11.375%, 09/01/12	125	132
Canadian Satellite Radio^ 12.750%, 02/15/14	125	127
Centennial Communication Corp. 10.000%, 01/01/13	100	107
10.125%, 06/15/13	275	295
Citizens Communications Co. 7.125%, 03/15/19	600	567
9.000%, 08/15/31	500	515
Cricket Communications Corp. 9.375%, 11/01/14	625	645
9.375%, 11/01/14 144A @	225	232
DirecTV Holdings 8.375%, 03/15/13	350	366
Dobson Cellular Systems 9.875%, 11/01/12	150	162
Dobson Communications Corp. 8.875%, 10/01/13	400	418
GCI, Inc. 7.250%, 02/15/14	225	213
Hellas II 144A @ 11.106%, 01/15/15	225	232
Insight Midwest LP/Insight Capital, Inc. 9.750%, 10/01/09	52	52
Intelsat Sub Holding Co. Ltd. 8.250%, 01/15/13	125	127
IPCS, Inc. 144A @ 7.480%, 05/01/13	225	225
8.605%, 05/01/14	200	201
Level 3 Communications, Inc. CONV 6.000%, 09/15/09	52	50
6.000%, 03/15/10	48	46
Level 3 Financing, Inc. 9.250%, 11/01/14	325	328

	Par (000)	Value (000)†
Telecommunications — (continued)
Lucent Technologies, Inc. 6.500%, 01/15/28	$150	$131
6.450%, 03/15/29	25	22
Metropcs Wireless, Inc. 144A @ 9.250%, 11/01/14	650	671
9.250%, 11/01/14	225	232
Mobile Services Group, Inc. 144A @ 9.750%, 08/01/14	200	213
Nordic Tel Co., Holdings 144A @ 8.875%, 05/01/16	675	715
Nortel Networks Ltd. 144A @ 9.606%, 07/15/11	375	399
10.125%, 07/15/13	50	54
Paetec Holding Corp. 144A @ 9.500%, 07/15/15	175	178
Panamsat Corp. 9.000%, 08/15/14	262	273
Qwest Corp. 7.875%, 09/01/11	100	104
8.875%, 03/15/12	225	242
8.605%, 06/15/13	225	244
7.500%, 10/01/14	375	384
6.500%, 06/01/17 144A @	200	191
Rogers Wireless Communications, Inc. 8.000%, 12/15/12	375	399
Rural Cellular Corp. 8.250%, 03/15/12	125	128
11.106%, 11/01/12	75	77
Syniverse Technologies, Inc. 7.750%, 08/15/13	25	24
Time Warner Telecom Holdings 9.250%, 02/15/14	125	132
Triton PCS, Inc. 8.500%, 06/01/13	175	179
Univision Communications, Inc. 144A @ 9.750%, 03/15/15	225	222
Valor Telecomm LLC 7.750%, 02/15/15	150	158
West Corp. 11.000%, 10/15/16	250	261
Wind Acquisition Fin SA 144A @ 10.750%, 12/01/15	325	373
Windstream Corp. 8.625%, 08/01/16	1,000	1,058
		12,949
Textiles & Apparel — 0.4%
Invista 144A @ 9.250%, 05/01/12	325	344
Transportation & Related Services — 1.1%
Bristow Group, Inc. 144A @ 7.500%, 09/15/17	125	125
CHC Helicopter Corp. 7.375%, 05/01/14	75	71

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Transportation & Related Services — (continued)
Continental Airlines, Inc. 8.750%, 12/01/11	$250	$245
Delta Airlines, Inc. 7.900%, 12/15/09	275	18
Offshore Logistics, Inc. 6.125%, 06/15/13	225	212
Tfm Sa De Cv 9.375%, 05/01/12	100	107
Travelport, Inc. 9.985%, 09/01/14	50	51
11.875%, 09/01/16	175	193
		1,022
Waste Management — 1.0%
Allied Waste North America, Inc. 9.250%, 09/01/12	25	26
7.875%, 04/15/13	125	126
6.875%, 06/01/17	400	387
Casella Waste Systems, Inc. 9.750%, 02/01/13	325	337
		876
TOTAL CORPORATE BONDS (Cost $81,384)		81,982
	Number of Shares
COMMON STOCK — 2.7%
Broadcast/Media — 0.1%
XM Satellite Radio Holdings, Inc., Class A*	5,675	67
Energy Resources & Services — 0.1%
Reliant Energy, Inc.*	4,750	128
Entertainment & Leisure — 0.1%
MTR Gaming Group, Inc.*	6,050	93
Progressive Gaming International Corp.*^	1,200	7
		100
Hotels & Gaming — 0.9%
Ameristar Casinos, Inc.	6,600	229
Lakes Entertainment, Inc.*	12,500	148
MGM Mirage, Inc.*	5,525	456
		833
Metals & Mining — 0.2%
Foundation Coal Holdings, Inc.	3,225	131
Oil & Gas — 0.1%
The Williams Cos., Inc.	3,250	103
Retail — 0.0%
Pathmark Stores, Inc.*^	1,532	20

	Number of Shares	Value (000)†
Telecommunications — 1.1%
Crown Castle International Corp.*	8,350	$303
Dobson Communications Corp.*	1	0
Geoeye, Inc.*^	3,277	71
Leap Wireless International, Inc.*	3,300	279
Loral Space & Communications Ltd.*	6,151	303
		956
Textiles & Apparel — 0.0%
Anvil Holdings, Inc.*^	831	9
Transportation & Related Services — 0.1%
Delta Airlines, Inc.*^	6,306	124
TOTAL COMMON STOCKS (Cost $2,628)		2,471
PREFERRED SOCK — 1.6%
Automobiles & Related — 0.3%
General Motors Corp.	13,275	293
Broadcast/Media — 0.2%
ION Media Networks, Inc.*	16	1
Spanish Broadcasting System, Inc.^	178	193
		194
Energy Resources & Services — 0.2%
NRG Energy, Inc.	75	160
Metals & Mining — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	175	319
Telecommunications — 0.6%
Loral Skynet Corp.^	437	90
Lucent Technologies Capital Trust	425	438
		528
TOTAL PREFERRED STOCKS (Cost $1,270)		1,494
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	10,264	7
Anvil Holdings, Inc., Class B*^	9,238	12
Geoeye Inc.*^	612	8
IPCS, Inc. 144A @*^	300	—
KMC Telecom Holdings, Inc. 144A @*^	200	—
MDP Acquisitions Plc 144A @*^	100	13
Pathmark Stores, Inc.*^	2,350	—
SW Acquisition*^	1	—
TOTAL WARRANTS (Cost $94)		40

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

HIGH YIELD BOND FUND

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 6.0%
T. Rowe Price Reserve Investment Fund	5,457,562	$5,457
(Cost $5,457)
TOTAL INVESTMENTS 100.0% (Cost $90,833)		$91,444

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

CONV — Convertible Bonds

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at June 30, 2007 is $2,896,000.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 53.6%
Banking — 4.1%
Banco Popolare di Verona e Novara Scarl	268,700	$7,761
First Horizon National Corp.#	335,900	13,100
Marshall & Ilsley Corp.	223,500	10,645
Royal Bank of Scotland Group Plc	1,041,459	13,178
SunTrust Banks, Inc.#	144,600	12,398
U.S. Bancorp#	436,300	14,376
		71,458
Broadcast/Media — 2.1%
EchoStar Communications Corp.*	72,900	3,162
Liberty Media Holding Corp. - Capital Series A*	79,600	9,367
Liberty Media Holding Corp. - Interactive A*	375,400	8,383
Time Warner, Inc.#	768,800	16,176
		37,088
Building Products & Supplies — 0.2%
Centex Corp.	103,900	4,166
Cable Operators — 0.7%
Cablevision Systems Corp.*#	328,400	11,885
Chemicals — 0.2%
Du Pont (E.I.) De Nemours and Co.#	81,500	4,143
Computer — Internet Services & Software — 0.1%
Juniper Networks, Inc.*#	42,300	1,065
Computer — Network Products & Services — 1.5%
Intel Corp.	1,079,100	25,639
Sun Microsystems, Inc.*	213,100	1,121
		26,760
Computer Services & Software — 1.9%
First Data Corp.#	225,600	7,370
Microsoft Corp.	884,900	26,078
		33,448
Computers & Office Equipment — 1.0%
Dell, Inc.*	595,900	17,013
Consumer Products — 0.9%
Fortune Brands, Inc.#	49,200	4,053
Newell Rubbermaid, Inc.	223,400	6,575
Procter & Gamble Co.	70,200	4,296
		14,924
Diversified Operations — 6.3%
3M Co.	149,000	12,932
General Electric Co.	953,600	36,504
Honeywell International, Inc.#	82,300	4,632
Illinois Tool Works, Inc.#	131,100	7,104
Tyco International Ltd.	1,445,700	48,850
		110,022
Electronic Components — 0.2%
Tyco Electronics Ltd.*	99,000	3,867

	Number of Shares	Value (000)†
Energy Resources & Services — 2.0%
Entergy Corp.	109,600	$11,766
PPL Corp.	490,800	22,965
		34,731
Finance — 3.1%
Ameriprise Financial, Inc.	215,700	13,712
H&R Block, Inc.#	808,000	18,883
JPMorgan Chase & Co.	48,100	2,330
Legg Mason, Inc.	45,100	4,437
Nuveen Investments, Class A	76,900	4,779
Prudential Financial, Inc.	97,900	9,519
		53,660
Financial Services — 0.2%
Western Union Co.	161,800	3,370
Food & Beverages — 3.2%
Anheuser-Busch Co., Inc.	308,500	16,091
Coca-Cola Co.	374,100	19,569
General Mills, Inc.	201,014	11,743
Kraft Foods, Inc.	268,900	9,479
		56,882
Insurance — 5.6%
American International Group, Inc.	347,800	24,356
Aon Corp.#	363,600	15,493
Genworth Financial, Inc.	729,943	25,110
Hartford Financial Services Group, Inc.	120,300	11,851
Marsh & McLennan Cos., Inc.#	401,600	12,401
White Mountains Insurance Group Ltd.	16,400	9,939
		99,150
Machinery & Heavy Equipment — 1.0%
Danaher Corp.	221,800	16,746
Manufacturing — 0.1%
Chemtura Corp.	222,141	2,468
Medical Services & Equipment — 1.3%
Baxter International, Inc.	125,100	7,048
Cardinal Health, Inc.	224,300	15,845
		22,893
Medical Supplies & Equipment — 0.5%
Boston Scientific Corp.*	152,200	2,335
Covidien Ltd.*	167,100	7,202
		9,537
Oil & Gas — 3.1%
Baker Hughes, Inc.#	58,400	4,913
CNX Gas Corp.*#	253,900	7,769
Murphy Oil Corp.	535,100	31,806
Total SA ADR	131,400	10,641
		55,129
Paper & Related Products — 1.7%
Bowater, Inc.#	233,800	5,833
Potlatch Holding Corp.	58,321	2,511

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Paper & Related Products — (continued)
International Paper Co.#	562,500	$21,966
		30,310
Pharmaceuticals — 3.5%
Merck & Co., Inc.	172,000	8,566
Pfizer, Inc.	786,000	20,098
Roche Holding AG	30,935	5,481
Wyeth	461,000	26,434
		60,579
Printing & Publishing — 0.3%
New York Times Co.#	197,100	5,006
Real Estate — 0.2%
The St. Joe Co.#	80,200	3,717
Retail — 4.1%
CVS Caremark Corp.	307,000	11,190
Home Depot, Inc.	637,100	25,070
Lowe's Cos., Inc.#	281,100	8,627
The TJX Companies, Inc.	463,500	12,746
Wal-Mart Stores, Inc.	289,400	13,923
		71,556
Services — Commercial — 0.3%
ServiceMaster Co.	324,300	5,014
Telecommunications — 3.5%
AT&T, Inc.	697,375	28,941
Crown Castle International Corp.*	37,100	2,133
Motorola, Inc.#	497,700	8,809
Sprint Nextel Corp.#	786,800	16,295
Verizon Communications, Inc.	146,500	6,031
		62,209
Transportation & Related Services — 0.7%
Southwest Airlines Co.#	856,900	12,776
TOTAL COMMON STOCKS (Cost $752,348)		941,572
	Par (000)
CORPORATE BONDS — 8.8%
Aerospace & Defense — 0.1%
Alliant Techsystems, Inc. CONV# 3.000%, 08/15/24	$1,057	1,481
Apartments — 0.3%
United Dominion Realty Trust, Inc. CONV# 4.000%, 12/15/35	4,590	4,814
Broadcast/Media — 1.1%
Liberty Media Holding Corp. CONV 3.500%, 01/15/31	7,991	6,465
3.250%, 03/15/31	16,175	13,789
		20,254

	Par (000)	Value (000)†
Cable Operators — 0.1%
CSC Holdings, Inc. 7.250%, 07/15/08	$1,450	$1,461
Computers & Office Equipment — 0.3%
Xerox Corp. 9.750%, 01/15/09	4,355	4,607
Diversified Operations — 0.0%
Actuant Corp. CONV 2.000%, 11/15/23	272	438
Electronic Components & Semiconductors — 0.1%
Newport Corp. CONV 2.500%, 02/15/12 144A @^	1,531	1,422
2.500%, 02/15/12	809	751
		2,173
Energy Resources & Services — 1.1%
Cincinnati Gas & Electric 5.700%, 09/15/12	3,222	3,220
Peabody Energy Corp. CONV 4.750%, 12/15/36	11,463	12,108
Southern Power Co., 6.250%, 07/15/12	1,860	1,902
Teco Energy, Inc. 7.000%, 05/01/12	1,675	1,731
		18,961
Healthcare — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	5,003	4,653
Insurance — 0.2%
USF&G Corp. CONV 4.862%, 03/03/09+	4,784	4,569
Medical Services & Equipment — 1.4%
Amgen, Inc. CONV 0.375%, 02/01/13 144A @^	9,453	8,390
0.375%, 02/01/13#	5,254	4,663
Beckman Coulter, Inc. 144A @CONV^ 2.500%, 12/15/36	2,388	2,531
Henry Schein, Inc. CONV 3.000%, 08/15/34	3,223	4,125
Invitrogen Corp. CONV 3.250%, 06/15/25	4,674	4,750
		24,459
Oil & Gas — 1.3%
Oil States International, Inc. CONV# 2.375%, 07/01/25	2,767	4,050
Schlumberger Ltd. CONV 1.500%, 06/01/23	2,934	6,884
2.125%, 06/01/23	4,326	9,214
The Williams Cos., Inc. 8.125%, 03/15/12	2,800	2,972
		23,120

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	$5,985	$5,551
Telecommunications — 2.2%
American Tower Corp. 7.500%, 05/01/12	75	77
7.125%, 10/15/12	1,425	1,457
Crown Castle International Corp. CONV 4.000%, 07/15/10	1,580	5,291
Lucent Technologies, Inc. CONV 2.750%, 06/15/23	2,700	2,838
2.875%, 06/15/25	13,636	15,272
Nextel Communications, Inc. 7.375%, 08/01/15	13,750	13,744
		38,679
TOTAL CORPORATE BONDS (Cost $141,440)		155,220
	Number of Shares
PREFERRED STOCKS — 2.5%
Chemicals — 0.2%
Hercules, Inc.	4,083	3,593
Consumer Products — 0.8%
Newell Financial Trust I	299,300	14,741
Containers — 0.1%
Owens-Illinois, Inc.	48,400	2,045
Energy Resources & Services — 0.2%
NRG Energy, Inc.	1,300	2,772
Finance — 0.9%
Affiliated Managers Group, Inc.144A @^	150,000	8,737
Federal National Mortgage Association#	70	6,940
		15,677
Insurance — 0.3%
Aspen Insurance Holdings Ltd.	94,900	5,380
TOTAL PREFERRED STOCKS (Cost $35,694)		44,208
SHORT-TERM INVESTMENTS — 12.4%
T. Rowe Price Reserve Investment Fund (Cost $216,761)	216,761,290	216,761

	Par (000)	Value (000)†
U.S. TREASURY NOTES — 7.0%
U.S. Treasury Notes 4.875%, 05/31/08#	$11,815	$11,804
4.875%, 05/15/09#	11,815	11,810
4.500%, 05/15/10#	3,787	3,747
4.500%, 04/30/12#	29,510	28,961
4.750%, 05/15/14#	67,227	66,387
TOTAL U.S. TREASURY NOTES (Cost $122,706)		122,709
SECURITIES LENDING COLLATERAL — 15.7%
Bank of Montreal Time Deposit 5.320%, 07/02/07	2,406	2,406
Barclays Time Deposit 5.360%, 07/02/07	1,444	1,444
Citigroup Variable Rate Master Note 5.445%, 07/02/07	3,363	3,363
Cullinan Financial Corp Variable Rate Bank Deposit 5.290%, 07/22/07	8,936	8,936
Dexia Time Deposit 5.420%, 07/02/07	1,443	1,443
Institutional Money Market Trust 5.293%, 07/02/07	250,840	250,840
IXIS Time Deposit 5.360%, 07/02/07	1,443	1,443
National Bank of Canada Time Deposit 5.360%, 07/03/07	1,443	1,443
Wells Fargo Time Deposit 5.281%, 07/02/07	5,162	5,162
TOTAL SECURITIES LENDING COLLATERAL (Cost $276,480)		276,480
TOTAL INVESTMENTS 100.0% (Cost $1,545,429)		$1,756,950

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

CONV — Convertible Bonds

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at June 30, 2007 is $21,080,000.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 86.0%
Aerospace & Defense — 0.6%
General Dynamics Corp.	13,100	$1,025
Agricultural Products — 0.5%
Monsanto Co.	13,500	912
Banking — 2.3%
Anglo Irish Bank Corp. Plc	55,344	1,136
Erste Bank der oesterreichischen Sparkassen AG	19,338	1,507
ICICI Bank Ltd. ADR	6,300	310
Northern Trust Corp.#	15,700	1,009
		3,962
Broadcast/Media — 2.7%
Clear Channel Communications, Inc.	20,600	779
Grupo Televisa S.A. ADR	21,700	599
Harman International Industries, Inc.	9,400	1,098
Liberty Media Holding Corp. - Capital Series A*	6,252	736
Liberty Media Holding Corp. - Interactive A*	27,350	611
Viacom, Inc., Class B*	17,000	708
		4,531
Building & Real Estate — 0.5%
Lennar Corp.#	21,500	786
Computer — Internet Services & Software — 3.8%
eBay, Inc.*#	41,900	1,348
Google, Inc.*#	6,000	3,140
Juniper Networks, Inc.*#	41,200	1,037
Yahoo!, Inc.*	34,500	936
		6,461
Computer — Network Products & Services — 2.2%
Cisco Systems, Inc.*	81,800	2,278
Intel Corp.	30,000	713
International Game Technology, Inc.	20,500	814
		3,805
Computer Services & Software — 5.8%
Adobe Systems, Inc.*	22,100	887
Autodesk, Inc.*	23,500	1,106
Automatic Data Processing, Inc.	37,900	1,837
Electronic Arts, Inc.*	13,800	653
EMC Corp.*	50,900	921
Infosys Technologies Ltd. ADR	21,000	1,058
Intuit, Inc.*	18,200	547
Microsoft Corp.	93,575	2,758
		9,767
Computers & Office Equipment — 1.0%
Apple, Inc.*	8,300	1,013
Dell, Inc.*	22,900	654
		1,667
Consumer Products — 0.3%
Reckitt Benckiser Plc	10,400	569
Cosmetics & Toiletries — 1.0%
Procter & Gamble Co.	26,412	1,616

	Number of Shares	Value (000)†
Distribution Services — 0.3%
Fastenal Co.#	10,300	$431
Diversified Operations — 4.3%
General Electric Co.	161,700	6,190
Tyco International Ltd.	31,400	1,061
		7,251
Electronic Components & Semiconductors — 4.6%
Analog Devices, Inc.#	26,700	1,005
Applied Materials, Inc.#	23,700	471
ASML Holding N.V.*	34,000	933
Hon Hai Precision Industry Co. Ltd.	50,600	906
Marvell Technology Group Ltd.*#	75,900	1,382
Maxim Integrated Products, Inc.	33,500	1,119
Schneider Electric SA	6,989	979
Xilinx, Inc.	36,100	966
		7,761
Energy Resources & Services — 0.5%
AES Corp.*	38,600	845
Finance — 11.5%
American Express Co.	32,900	2,013
Charles Schwab Corp.	55,600	1,141
Chicago Mercantile Exchange Holdings, Inc.#	800	428
Citigroup, Inc.	31,800	1,631
Countrywide Financial Corp.#	31,400	1,141
E*TRADE Financial Corp.*	54,900	1,213
Franklin Resources, Inc.	12,300	1,629
Goldman Sachs Group, Inc.	6,200	1,344
Legg Mason, Inc.	10,000	984
Morgan Stanley	14,800	1,241
Prudential Financial, Inc.	15,200	1,478
State Street Corp.	32,200	2,202
UBS AG	49,219	2,944
		19,389
Food & Beverages — 1.4%
InBev NV	9,278	735
PepsiCo, Inc.	18,300	1,187
Sysco Corp.	13,200	435
		2,357
Healthcare — 1.6%
Humana, Inc.*	8,300	506
Medco Health Solutions, Inc.*	12,500	975
UnitedHealth Group, Inc.	24,000	1,227
		2,708
Hotels & Gaming — 0.5%
MGM Mirage, Inc.*#	5,800	478
Wynn Resorts Ltd.#	3,800	341
		819
Hotels & Resorts — 0.6%
Marriott International, Inc.	22,300	964

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Insurance — 3.8%
Aetna, Inc.	28,000	$1,383
American International Group, Inc.	35,100	2,458
WellPoint, Inc.*	33,500	2,674
		6,515
Machinery & Heavy Equipment — 2.0%
Danaher Corp.	33,300	2,514
Deere & Co.	4,000	483
Joy Global, Inc.	8,300	484
		3,481
Medical Services & Equipment — 3.2%
Alcon, Inc.	2,400	324
Amgen, Inc.*#	12,800	708
Celgene Corp.*#	11,100	636
Medtronic, Inc.#	35,100	1,820
Nobel Biocare Holding AG	717	234
St. Jude Medical, Inc.*	6,500	270
Stryker Corp.	14,500	915
Zimmer Holdings, Inc.*	5,600	475
		5,382
Metals & Mining — 0.8%
BHP Billiton Ltd.	44,295	1,324
Oil & Gas — 5.9%
Baker Hughes, Inc.#	20,700	1,742
EOG Resources, Inc.#	11,900	869
Exxon Mobil Corp.	17,000	1,426
Murphy Oil Corp.	10,600	630
Schlumberger Ltd.	39,100	3,321
Total SA	25,248	2,047
		10,035
Pharmaceuticals — 4.7%
Allergan, Inc.	7,900	455
Eli Lilly & Co.	10,700	598
Genentech, Inc.*	23,200	1,755
Gilead Sciences, Inc.*	40,000	1,551
Novartis AG	14,987	841
Roche Holding AG	7,746	1,373
Wyeth	23,100	1,325
		7,898
Retail — 8.8%
Amazon.com, Inc.*	21,000	1,437
Bed Bath & Beyond, Inc.*	19,300	695
Coach, Inc.*	24,200	1,147
CVS Caremark Corp.	77,979	2,842
Kohl's Corp.*	24,900	1,769
Lowe's Cos., Inc.	37,700	1,157
PetSmart, Inc.	29,000	941
Target Corp.#	31,400	1,997
Walgreen Co.	15,000	653
Wal-Mart de Mexico SAB de CV ADR	11,200	423
Wal-Mart Stores, Inc.	21,700	1,044

	Number of Shares	Value (000)†
Retail — (continued)
Whole Foods Market, Inc.#	18,900	$724
		14,829
Services — Commercial — 1.7%
Accenture Ltd.	56,500	2,423
Foster Wheeler Ltd.*	4,200	449
		2,872
Telecommunications — 7.7%
AMDOCS Ltd.*	34,600	1,378
America Movil SAB. de C.V., Series L ADR	37,300	2,310
American Tower Corp.*	32,200	1,352
Corning, Inc.*	50,900	1,301
Crown Castle International Corp.*	46,500	1,687
Leap Wireless International, Inc.*	4,300	363
Metropcs Communications, Inc.*	13,400	443
QUALCOMM, Inc.	28,800	1,250
Rogers Wireless Communications, Inc.	41,900	1,780
Telefonaktiebolaget LM Ericsson, Class B	298,600	1,191
		13,055
Transportation & Related Services — 1.4%
Expeditors International of Washington, Inc.	20,100	830
Southwest Airlines Co.#	101,300	1,510
		2,340
TOTAL COMMON STOCKS (Cost $118,541)		145,357
SHORT-TERM INVESTMENTS — 2.6%
BlackRock Provident Institutional Funds - TempCash	1,245,315	1,245
BlackRock Provident Institutional Funds - TempFund	1,245,314	1,245
T. Rowe Price Reserve Investment Fund	1,913,426	1,914
TOTAL SHORT-TERM INVESTMENTS (Cost $4,404)		4,404
	Par (000)
SECURITIES LENDING COLLATERAL — 11.4%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$115	115
Barclays Time Deposit 5.360%, 07/02/07	69	69
Citigroup Variable Rate Master Note 5.445%, 07/02/07	2,040	2,040
Cullinan Finance Corp Variable Rate Bank Deposit 5.290%, 07/22/07	4,409	4,409
Dexia Time Deposit 5.420%, 07/02/07	69	69
Institutional Money Market Trust 5.293%, 07/02/07	12,163	12,163
IXIS Time Deposit 5.360%, 07/02/07	69	69

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

GROWTH STOCK FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — (continued)
National Bank of Canada Time Deposit 5.360%, 07/03/07	$69	$69
Wells Fargo Time Deposit 5.281%, 07/02/07	246	246
TOTAL SECURITIES LENDING COLLATERAL (Cost $19,249)		19,249
TOTAL INVESTMENTS 100.0% (Cost $142,194)		$169,010

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value (000)†
United States	87.0%	$126,506
Switzerland	3.7%	5,391
France	2.1%	3,026
Bermuda	1.0%	1,382
Australia	0.9%	1,324
Ireland	0.8%	1,136
Austria	1.0%	1,507
Sweden	0.8%	1,191
Mexico	0.4%	599
United Kingdom	0.4%	569
India	0.7%	1,058
Netherlands	0.7%	933
Belgium	0.5%	735
	100.0%	$145,357

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 86.0%
Aerospace & Defense — 1.7%
Boeing Co.	10,200	$981
Raytheon Co.	42,000	2,263
Rockwell Collins, Inc.	17,700	1,250
		4,494
Agricultural Products — 1.0%
Monsanto Co.	39,700	2,681
Automobiles & Related — 1.0%
Hertz Global Holdings, Inc.*#	86,469	2,298
The Goodyear Tire & Rubber Co.*	7,900	275
		2,573
Banking — 4.0%
Bank of New York Co., Inc.	91,980	3,812
Fifth Third Bancorp#	19,400	772
Marshall & Ilsley Corp.	24,800	1,181
Mellon Financial Corp.#	63,400	2,790
PNC Financial Services Group, Inc.	5,100	365
Regions Financial Corp.#	29,200	967
SunTrust Banks, Inc.	11,500	986
		10,873
Broadcast/Media — 1.4%
News Corp. - Class B	67,500	1,548
Time Warner, Inc.	100,400	2,112
		3,660
Chemicals — 0.6%
Praxair, Inc.	20,800	1,497
Computer — Internet Services & Software — 0.6%
Juniper Networks, Inc.*#	26,700	672
Yahoo!, Inc.*	33,300	903
		1,575
Computer — Network Products & Services — 2.4%
Network Appliance, Inc.*	22,800	666
Sun Microsystems, Inc.*	1,107,400	5,825
		6,491
Computer Services & Software — 2.1%
Automatic Data Processing, Inc.	23,997	1,163
Microsoft Corp.	87,900	2,590
Oracle Corp.*	95,100	1,874
		5,627
Computers & Office Equipment — 1.8%
Hewlett-Packard Co.	73,400	3,275
International Business Machines Corp.	15,900	1,673
		4,948
Cosmetics & Toiletries — 3.1%
Kimberly-Clark Corp.	17,757	1,188
Procter & Gamble Co.	116,763	7,145
		8,333

	Number of Shares	Value (000)†
COMMON STOCKS — 86.0%
Diversified Operations — 3.4%
Eaton Corp.	7,044	$655
General Electric Co.	221,000	8,460
		9,115
Electronic Components & Semiconductors — 2.6%
Altera Corp.#	50,300	1,113
Microchip Technology, Inc.	42,098	1,559
NVIDIA Corp.*	12,500	516
Taiwan Semiconductor Manufacturing Co. Ltd.	105,803	1,178
Texas Instruments, Inc.	71,100	2,676
		7,042
Energy Resources & Services — 5.0%
Dominion Resources, Inc.	24,100	2,080
Emerson Electric Co.	60,800	2,845
FPL Group, Inc.	35,843	2,034
PG&E Corp.	65,600	2,972
PPL Corp.#	49,200	2,302
Progress Energy, Inc.#	27,000	1,231
		13,464
Finance — 7.9%
Charles Schwab Corp.	32,800	673
Citigroup, Inc.	197,847	10,148
Federal National Mortgage Association	62,800	4,103
JPMorgan Chase & Co.	80,000	3,876
MBIA, Inc.#	13,300	828
Morgan Stanley	5,500	461
Wells Fargo & Co.	38,200	1,344
		21,433
Food & Beverages — 7.1%
Anheuser-Busch Co., Inc.	64,310	3,354
Coca-Cola Co.	83,100	4,347
Coca-Cola Enterprises, Inc.#	148,221	3,557
Diageo Plc ADR	18,402	1,533
Kraft Foods, Inc.	167,100	5,890
Wm. Wrigley Jr. Co.	7,300	404
		19,085
Insurance — 4.1%
American International Group, Inc.	100,710	7,053
Aon Corp.#	56,100	2,390
MetLife, Inc.#	8,900	574
WellPoint, Inc.*	11,800	942
		10,959
Machinery & Heavy Equipment — 0.4%
Caterpillar, Inc.	13,300	1,041
Medical Services & Equipment — 1.2%
Baxter International, Inc.	59,494	3,352
Medical Supplies & Equipment — 2.1%
Boston Scientific Corp.*	206,000	3,160
Sanofi-Aventis ADR	62,700	2,525
		5,685

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Metals & Mining — 2.5%
Barrick Gold Corp.	98,400	$2,861
BHP Billiton Ltd. ADR#	13,100	783
Freeport-McMoRan Copper & Gold, Inc.	38,900	3,222
		6,866
Oil & Gas — 7.6%
Devon Energy Corp.	15,500	1,214
EOG Resources, Inc.#	2,900	212
Exxon Mobil Corp.	151,600	12,716
Occidental Petroleum Corp.	21,600	1,250
Schlumberger Ltd.	28,200	2,395
Smith International, Inc.	27,000	1,583
Spectra Energy Corp.	46,200	1,199
		20,569
Paper & Related Products — 1.0%
International Paper Co.#	67,580	2,639
Pharmaceuticals — 7.4%
Abbott Laboratories	78,600	4,209
Bristol-Myers Squibb Co.	96,900	3,058
Eli Lilly & Co.	28,500	1,593
Novartis AG ADR#	43,800	2,456
Teva Pharmaceutical Industries Ltd. ADR#	105,900	4,368
Wyeth	75,100	4,306
		19,990
Retail — 7.0%
Costco Wholesale Corp.	9,700	568
CVS Caremark Corp.	130,100	4,742
J. Crew Group, Inc.*	32,600	1,763
Kroger Co.	156,200	4,394
Macy's, Inc.	22,500	895
SUPERVALU, Inc.	51,205	2,372
Wal-Mart Stores, Inc.	88,100	4,239
		18,973
Services — Commercial — 1.4%
IAC/InterActiveCorp*	106,000	3,669
Telecommunications — 5.1%
AT&T, Inc.#	224,697	9,325
Corning, Inc.*	71,200	1,819
QUALCOMM, Inc.	41,600	1,805
Verizon Communications, Inc.	21,700	893
		13,842
Transportation & Related Services — 0.1%
United Parcel Service, Inc.	3,900	285
Waste Management — 0.4%
Waste Management, Inc.#	26,972	1,053
TOTAL COMMON STOCKS (Cost $196,918)		231,814

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Provident Institutional Funds - TempCash	2,978,618	$2,978
BlackRock Provident Institutional Funds - TempFund	2,978,620	2,979
TOTAL SHORT-TERM INVESTMENTS (Cost $5,957)		5,957
	Par (000)
SECURITIES LENDING COLLATERAL — 11.8%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$196	196
Barclays Time Deposit 5.360%, 07/02/07	118	118
Citigroup Variable Rate Master Note 5.445%, 07/02/07	6,204	6,204
Cullinan Finance Corp Variable Rate Bank Deposit 5.290%, 07/22/07	3,785	3,785
Dexia Time Deposit 5.420%, 07/02/07	118	118
Institutional Money Market Trust 5.293%, 07/02/07	20,590	20,590
IXIS Time Deposit 5.360%, 07/02/07	118	118
National Bank of Canada Time Deposit 5.360%, 07/03/07	117	117
Wells Fargo Time Deposit
5.281%, 07/02/07	420	420
TOTAL SECURITIES LENDING COLLATERAL (Cost $31,666)		31,666
TOTAL INVESTMENTS — 100.0% (Cost $234,541)		$269,437

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 78.4%
Advertising — 1.7%
Omnicom Group, Inc.	12,020	$636
Aerospace & Defense — 2.7%
Boeing Co.	10,820	1,040
Automobiles & Related — 1.8%
Rockwell Automation, Inc.#	9,770	678
Banking — 1.3%
Wachovia Corp.#	9,640	494
Chemicals — 4.3%
Ecolab, Inc.	18,580	793
Praxair, Inc.	11,560	832
		1,625
Computer — Internet Services & Software — 1.7%
Google, Inc.*#	1,249	654
Computer — Network Products & Services — 3.2%
Intel Corp.	52,140	1,239
Computer Services & Software — 6.7%
Electronic Arts, Inc.*	20,425	967
EMC Corp.*	32,120	581
Microsoft Corp.	33,640	991
		2,539
Computers & Office Equipment — 1.8%
Dell, Inc.*#	24,520	700
Cosmetics & Toiletries — 2.8%
Procter & Gamble Co.	17,780	1,088
Diversified Operations — 5.9%
General Electric Co.	31,650	1,212
Illinois Tool Works, Inc.#	19,420	1,052
		2,264
Electronic Components & Semiconductors — 5.1%
Linear Technology Corp.#	17,265	625
Texas Instruments, Inc.#	35,550	1,338
		1,963
Entertainment & Leisure — 1.9%
Carnival Corp.#	15,160	739
Finance — 6.7%
CIT Group, Inc.	10,170	558
Merrill Lynch & Co., Inc.#	9,150	765
State Street Corp.	10,590	724
T. Rowe Price Group, Inc.#	9,510	494
		2,541
Instruments — Controls — 2.8%
Johnson Controls, Inc.	9,220	1,067
Insurance — 1.8%
AFLAC, Inc.#	13,140	675

	Number of Shares	Value (000)†
Medical Services & Equipment — 4.9%
Amgen, Inc.*	6,540	$362
Medtronic, Inc.#	10,960	568
ResMed, Inc.*#	22,930	946
		1,876
Oil & Gas — 1.7%
Exxon Mobil Corp.	7,610	638
Pharmaceuticals — 7.0%
Alcon, Inc.	5,630	760
Express Scripts, Inc.*	11,510	576
Gilead Sciences, Inc.*	24,880	965
Pfizer, Inc.	15,080	386
		2,687
Restaurants — 2.4%
Starbucks Corp.*	35,290	926
Retail — 6.7%
Kohl's Corp.*	11,830	840
The TJX Cos., Inc.	25,810	710
Walgreen Co.	23,050	1,004
		2,554
Transportation & Related Services — 1.3%
Southwest Airlines Co.#	32,440	484
Waste Management — 2.2%
Waste Management, Inc.	21,420	836
TOTAL COMMON STOCKS (Cost $26,511)		29,943
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Provident Institutional Funds - TempCash	396,358	397
BlackRock Provident Institutional Funds - TempFund	396,357	396
TOTAL SHORT-TERM INVESTMENTS (Cost $793)		793
	Par (000)
SECURITIES LENDING COLLATERAL — 19.5%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$64	64
Barclays Time Deposit 5.360%, 07/02/07	38	38
Cullinan Finance Corp Variable Rate Bank Deposit 5.290%, 07/22/07	459	459
Dexia Time Deposit 5.420%, 07/02/07	38	38
IXIS Time Deposit 5.360%, 07/02/07	38	38
Institutional Money Market Trust 5.293%, 07/02/07	6,633	6,633

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

LARGE CAP GROWTH FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — (continued)
National Bank Of Canada Time Deposit 5.360%, 07/03/07	$38	$38
Wells Fargo Time Deposit 5.281%, 07/02/07	136	136
TOTAL SECURITIES LENDING COLLATERAL (Cost $7,444)		7,444
TOTAL INVESTMENTS — 100.0% (Cost $34,748)		$38,180

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 87.8%
Advertising — 0.2%
Interpublic Group of Cos., Inc.*#	9,112	$104
Monster Worldwide, Inc.*#	2,537	104
Omnicom Group, Inc.	6,428	340
		548
Aerospace & Defense — 1.8%
Boeing Co.	15,302	1,471
General Dynamics Corp.	7,867	615
Lockheed Martin Corp.	6,896	649
Northrop Grumman Corp.	6,706	522
Raytheon Co.	8,626	465
Rockwell Collins, Inc.	3,252	230
United Technologies Corp.	19,326	1,371
		5,323
Agricultural Products — 0.4%
Archer-Daniels Midland Co.	12,685	420
Monsanto Co.	10,562	713
		1,133
Automobiles & Related — 0.7%
Ford Motor Co.#	36,539	344
General Motors Corp.#	10,994	416
Genuine Parts Co.	3,311	164
Goodrich Corp.	2,432	145
Harley-Davidson, Inc.	5,005	298
PACCAR, Inc.#	4,825	420
Rockwell Automation, Inc.#	3,065	213
The Goodyear Tire & Rubber Co.*	4,009	139
		2,139
Banking — 4.5%
Bank of America Corp.#	86,244	4,216
Bank of New York Co., Inc.	14,691	609
BB&T Corp.	10,544	429
Comerica, Inc.	3,030	180
Commerce Bancorp, Inc.#	3,719	138
Compass Bancshares, Inc.	2,559	177
Fifth Third Bancorp#	10,690	425
First Horizon National Corp.#	2,443	95
Hudson City Bancorp, Inc.#	9,416	115
Huntington Bancshares, Inc.	7,100	161
KeyCorp	7,623	262
M&T Bank Corp.#	1,472	157
Marshall & Ilsley Corp.	5,035	240
Mellon Financial Corp.#	8,091	356
National City Corp.#	11,189	373
Northern Trust Corp.#	3,667	236
PNC Financial Services Group, Inc.	6,703	480
Regions Financial Corp.#	13,695	453
Sovereign Bancorp, Inc.#	7,017	148
SunTrust Banks, Inc.	6,930	594
U.S. Bancorp	33,790	1,113
Wachovia Corp.#	37,184	1,906
Zions Bancorp	2,137	164
		13,027

	Number of Shares	Value (000)†
Broadcast/Media — 2.2%
CBS Corp., -Class B#	14,236	$474
Clear Channel Communications, Inc.	9,646	365
Comcast Corp.*#	60,480	1,701
Gannett Co., Inc.#	4,560	251
Harman International Industries, Inc.	1,266	148
McGraw-Hill Cos., Inc.	6,669	454
Meredith Corp.	757	47
News Corp., Class A	45,266	960
Time Warner, Inc.#	73,567	1,548
Viacom, Inc., -Class B*	13,392	558
		6,506
Building & Real Estate — 0.2%
CB Richard Ellis Group, Inc., Class A*#	3,643	133
D.R. Horton, Inc.	5,310	106
KB Home#	1,492	59
Lennar Corp.	2,705	99
Pulte Homes, Inc.	4,128	93
		490
Building Products & Supplies — 0.2%
American Standard Cos., Inc.	3,417	202
Centex Corp.	2,321	93
Masco Corp.#	7,340	209
Vulcan Materials Co.	1,851	212
		716
Cable Operators — 0.1%
The DIRECTV Group, Inc.*	14,983	346
Chemicals — 1.2%
Air Products & Chemicals, Inc.	4,209	338
Dow Chemical Co.	18,525	819
Du Pont (E.I.) De Nemours and Co.#	17,950	913
Eastman Chemical Co.	1,634	105
Ecolab, Inc.	3,406	145
Hercules, Inc.*	2,265	44
Pall Corp.	2,382	110
PPG Industries, Inc.	3,190	243
Praxair, Inc.	6,193	446
Rohm & Haas Co.#	2,766	151
Sigma-Aldrich Corp.	2,552	109
		3,423
Computer — Internet Services & Software — 1.4%
eBay, Inc.*	21,999	708
Google, Inc.*#	4,238	2,218
Juniper Networks, Inc.*#	11,005	277
Symantec Corp.*	17,510	354
Yahoo!, Inc.*	23,505	638
		4,195
Computer — Network Products & Services — 2.4%
Cisco Systems, Inc.*	117,990	3,286
Intel Corp.	112,913	2,683
International Game Technology, Inc.	6,460	256
Network Appliance, Inc.*	7,211	211

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Computer — Network Products & Services — (continued)
Sun Microsystems, Inc.*	69,385	$365
VeriSign, Inc.*	4,764	151
		6,952
Computer Services & Software — 3.7%
Adobe Systems, Inc.*	11,427	459
Affiliated Computer Services, Inc.*	1,927	109
Autodesk, Inc.*	4,493	212
Automatic Data Processing, Inc.	10,751	521
BMC Software, Inc.*	3,963	120
CA, Inc.	7,994	206
Citrix Systems, Inc.*	3,509	118
Cognizant Technology Solutions, Inc.*	2,793	210
Computer Sciences Corp.*	3,366	199
Compuware Corp.*	5,852	69
Electronic Arts, Inc.*	6,025	285
Electronic Data Systems Corp.	9,889	274
EMC Corp.*	40,781	738
First Data Corp.#	14,661	479
Intuit, Inc.*	6,657	200
Lexmark International, Inc.*	1,837	91
Microsoft Corp.	163,613	4,822
NCR Corp.*	3,496	184
Novell, Inc.*	6,768	53
Oracle Corp.*	76,929	1,516
Unisys Corp.*	6,758	62
		10,927
Computers & Office Equipment — 3.0%
Apple, Inc.*	16,809	2,051
Dell, Inc.*	44,147	1,260
Hewlett-Packard Co.	50,896	2,271
International Business Machines Corp.	26,547	2,794
Xerox Corp.*	18,216	337
		8,713
Consumer Products — 1.7%
Altria Group, Inc.	40,875	2,867
Brunswick Corp.	1,756	57
Clorox Co.	2,949	183
Fortune Brands, Inc.#	2,968	244
Hasbro, Inc.	3,097	97
Mattel, Inc.	7,644	193
Newell Rubbermaid, Inc.	5,420	160
NIKE, Inc.	7,368	429
Polo Ralph Lauren Corp.	1,190	117
Reynolds American, Inc.#	3,325	217
UST, Inc.	3,112	167
V.F. Corp.	1,731	159
Whirlpool Corp.	1,533	170
		5,060
Containers — 0.1%
Ball Corp.#	1,984	105
Bemis Co., Inc.	2,032	67
Pactiv Corp.*	2,533	81
		253

	Number of Shares	Value (000)†
Cosmetics & Toiletries — 1.9%
Avon Products, Inc.	8,528	$313
Colgate-Palmolive Co.	9,940	645
Kimberly-Clark Corp.	8,864	593
Procter & Gamble Co.	61,197	3,745
The Estee Lauder Cos., Inc.	2,292	104
		5,400
Diversified Operations — 4.3%
3M Co.	13,996	1,215
Ashland, Inc.	1,085	69
Eaton Corp.	2,847	265
General Electric Co.	199,942	7,654
Honeywell International, Inc.#	15,153	853
Illinois Tool Works, Inc.#	8,006	434
International Flavors & Fragrances, Inc.	1,509	79
ITT Corp.	3,531	241
Leggett & Platt, Inc.	3,442	76
Patterson Companies, Inc.*	2,704	101
Textron, Inc.	2,437	268
Tyco International Ltd.	38,527	1,302
		12,557
Education — 0.1%
Apollo Group, Inc.*	2,719	159
Electronic Components & Semiconductors — 1.8%
Advanced Micro Devices, Inc.*	10,697	153
Agilent Technologies, Inc.*	7,695	296
Altera Corp.#	6,900	153
Analog Devices, Inc.#	6,356	239
Applied Materials, Inc.#	26,857	534
Broadcom Corp.*	9,041	264
Jabil Circuit, Inc.	3,482	77
KLA-Tencor Corp.	3,724	205
Linear Technology Corp.	4,932	178
LSI Corp.*#	14,971	112
Maxim Integrated Products, Inc.	6,232	208
MEMC Electronic Materials, Inc.*	4,360	266
Micron Technology, Inc.*#	14,699	184
Molex, Inc.	2,760	83
National Semiconductor Corp.	5,422	153
Novellus Systems, Inc.*	2,455	70
NVIDIA Corp.*#	7,052	291
QLogic Corp.*	3,091	51
SanDisk Corp.*#	4,435	217
Solectron Corp.*	17,569	65
Tektronix, Inc.	1,588	54
Teradyne, Inc.*	3,687	65
Texas Instruments, Inc.	27,863	1,048
Xilinx, Inc.	5,789	155
		5,121
Energy Resources & Services — 3.5%
AES Corp.*	12,973	284
Allegheny Energy, Inc.*	3,220	167
Ameren Corp.	4,008	196

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Energy Resources & Services — (continued)
American Electric Power Co., Inc.	7,749	$349
Centerpoint Energy, Inc.#	6,234	108
CMS Energy Corp.#	4,362	75
CONSOL Energy, Inc.	3,538	163
Consolidated Edison, Inc.	5,257	237
Constellation Energy Group	3,511	306
Cooper Industries Ltd.	3,557	203
Dominion Resources, Inc.	6,808	588
DTE Energy Co.	3,421	165
Duke Energy Corp.	24,476	448
Dynegy, Inc.*	7,818	74
Edison International#	6,331	355
Emerson Electric Co.	15,455	723
Entergy Corp.	3,833	411
Exelon Corp.	13,072	949
FirstEnergy Corp.	5,924	383
FPL Group, Inc.	7,898	448
Integrys Energy Group, Inc.	1,470	75
KeySpan Corp.	3,415	143
NiSource, Inc.#	5,326	110
Peabody Energy Corp.	5,149	249
PG&E Corp.	6,831	309
Pinnacle West Capital Corp.	1,948	78
PPL Corp.	7,484	350
Progress Energy, Inc.#	4,940	225
Public Service Enterprise Group, Inc.	4,912	431
Questar Corp.	3,350	177
Southern Co.#	14,610	501
Teco Energy, Inc.	4,073	70
TXU Corp.#	8,923	601
Xcel Energy, Inc.	7,946	163
		10,114
Entertainment & Leisure — 0.7%
Carnival Corp.#	8,597	419
Harrah's Entertainment, Inc.	3,628	309
The Walt Disney Co.	38,511	1,315
		2,043
Fiber Optics — 0.0%
JDS Uniphase Corp.*#	4,104	55
Finance — 9.3%
Ambac Financial Group, Inc.	1,980	173
American Express Co.	23,099	1,413
Ameriprise Financial, Inc.	4,571	291
Bear Stearns Cos., Inc.	2,313	324
Capital One Financial Corp.	8,030	630
Charles Schwab Corp.	19,664	404
CIT Group, Inc.	3,727	204
Citigroup, Inc.	96,130	4,930
Countrywide Financial Corp.#	11,532	419
E*TRADE Financial Corp.*	8,295	183
Equifax, Inc.	2,827	126
Federal National Mortgage Association	18,910	1,235
Federated Investors, Inc.	1,721	66

	Number of Shares	Value (000)†
Finance — (continued)
Fidelity National Information Services, Inc.	3,179	$173
Franklin Resources, Inc.	3,201	424
Freddie Mac	12,856	780
Goldman Sachs Group, Inc.	7,938	1,721
H&R Block, Inc.#	6,275	147
Janus Capital Group, Inc.	3,603	100
JPMorgan Chase & Co.	66,389	3,217
Legg Mason, Inc.	2,555	251
Lehman Brothers Holdings, Inc.	10,351	771
MBIA, Inc.#	2,542	158
Merrill Lynch & Co., Inc.	16,923	1,414
Moody's Corp.#	4,469	278
Morgan Stanley	20,482	1,718
Paychex, Inc.	6,606	258
Prudential Financial, Inc.	9,087	884
SLM Corp.	7,995	460
State Street Corp.#	7,717	528
Synovus Financial Corp.	6,354	195
T. Rowe Price Group, Inc.	5,162	268
Washington Mutual, Inc.#	17,277	737
Wells Fargo & Co.	64,905	2,283
		27,163
Financial Services — 0.2%
Chicago Mercantile Exchange Holdings, Inc.#	690	369
Western Union Co.	15,016	313
		682
Food & Beverages — 3.1%
Anheuser-Busch Co., Inc.	14,766	770
Brown-Forman Corp.#	1,531	112
Campbell Soup Co.	4,216	164
Coca-Cola Co.	39,054	2,043
Coca-Cola Enterprises, Inc.	5,421	130
ConAgra Foods, Inc.	9,680	260
Constellation Brands, Inc.*	3,754	91
Dean Foods Co.	2,526	80
General Mills, Inc.	6,731	393
Heinz (H.J.) Co.	6,313	300
Kellogg Co.	4,868	252
Kraft Foods, Inc.	31,174	1,099
McCormick & Co., Inc.	2,530	97
Molson Coors Brewing Co.	920	85
PepsiCo, Inc.	31,656	2,053
Sara Lee Corp.	14,276	248
Sysco Corp.	12,009	396
The Hershey Co.	3,331	169
The Pepsi Bottling Group, Inc.	2,556	86
Tyson Foods, Inc.	4,912	113
Wm. Wrigley Jr. Co.	4,190	232
		9,173
Forest Products — 0.1%
Plum Creek Timber Co.#	3,435	143

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Healthcare — 0.9%
Coventry Health Care, Inc.*	3,038	$175
Humana, Inc.*	3,265	199
IMS Health, Inc.	3,813	123
McKesson Corp.	5,740	342
Medco Health Solutions, Inc.*	5,444	425
Tenet Healthcare Corp.*	9,192	60
UnitedHealth Group, Inc.	26,042	1,332
		2,656
Hotels & Resorts — 0.2%
Hilton Hotels Corp.#	7,574	253
Marriott International, Inc.	6,382	276
Wyndham Worldwide Corp.*	3,542	128
		657
Human Resources — 0.0%
Robert Half International, Inc.	3,230	118
Instruments — Controls — 0.5%
Johnson Controls, Inc.	3,834	444
Millipore Corp.*#	1,049	79
Parker Hannifin Corp.	2,251	220
PerkinElmer, Inc.	2,327	61
Thermo Fisher Scientific, Inc.*	8,199	424
Waters Corp.*	1,960	116
		1,344
Insurance — 4.4%
ACE Ltd.	6,326	395
Aetna, Inc.	10,035	496
AFLAC, Inc.#	9,506	489
American International Group, Inc.	50,417	3,531
Aon Corp.#	5,706	243
Assurant, Inc.	1,928	114
Chubb Corp.	7,802	422
CIGNA Corp.	5,593	292
Cincinnati Financial Corp.	3,336	145
Genworth Financial, Inc.	8,130	280
Hartford Financial Services Group, Inc.	6,154	606
Lincoln National Corp.#	5,262	373
Loews Corp.#	8,662	442
Marsh & McLennan Cos., Inc.#	10,794	333
MetLife, Inc.#	14,412	929
MGIC Investment Corp.	1,614	92
Principal Financial Group, Inc.	5,204	303
Progressive Corp.	14,307	342
SAFECO Corp.	2,063	128
The Allstate Corp.	11,804	726
The Travelers Cos., Inc.	12,904	690
Torchmark Corp.	1,856	124
Unum Group	6,662	174
WellPoint, Inc.*	11,925	952
XL Capital Ltd.	3,613	305
		12,926

	Number of Shares	Value (000)†
Machinery & Heavy Equipment — 1.0%
Black & Decker Corp.	1,282	$113
Caterpillar, Inc.	12,445	974
Cummins, Inc.	2,026	205
Danaher Corp.	4,626	349
Deere & Co.	4,372	528
Dover Corp.	3,972	203
Ingersoll-Rand Co.	5,861	321
Snap-On, Inc.	1,126	57
Terex Corp.*	2,003	163
The Stanley Works	1,620	98
		3,011
Medical Services — 0.0%
Manor Care, Inc.	1,422	93
Medical Services & Equipment — 2.3%
Amgen, Inc.*#	22,536	1,246
Bausch & Lomb, Inc.	1,056	73
Baxter International, Inc.	12,661	713
Becton, Dickinson & Co.	4,761	355
Biomet, Inc.	4,770	218
C.R. Bard, Inc.	2,006	166
Cardinal Health, Inc.	7,475	528
Celgene Corp.*	7,383	423
Genzyme Corp.*	5,108	329
Laboratory Corp. of America Holdings*	2,285	179
Medtronic, Inc.#	22,379	1,161
Quest Diagnostics, Inc.	3,070	159
St. Jude Medical, Inc.*	6,575	273
Stryker Corp.	5,803	366
Zimmer Holdings, Inc.*	4,601	391
		6,580
Medical Supplies & Equipment — 0.2%
Boston Scientific Corp.*	23,059	354
Varian Medical Systems, Inc.*	2,477	105
		459
Metal Components & Products — 0.6%
Alcoa, Inc.	16,898	685
Allegheny Technologies, Inc.	1,985	208
Nucor Corp.	5,863	344
Precision Castparts Corp.	2,673	324
United States Steel Corp.	2,299	250
		1,811
Metals & Mining — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	7,295	604
Newmont Mining Corp.	8,766	342
		946
Office Equipment & Services — 0.1%
Pitney Bowes, Inc.	4,268	200
Office Supplies — 0.0%
Avery Dennison Corp.	1,780	118

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — 9.6%
Anadarko Petroleum Corp.	9,016	$469
Apache Corp.	6,435	525
Baker Hughes, Inc.#	6,225	524
BJ Services Co.	5,700	162
Chesapeake Energy Corp.#	7,957	275
Chevron Corp.	41,768	3,519
ConocoPhillips	31,763	2,493
Devon Energy Corp.	8,644	677
El Paso Energy Corp.	13,608	234
ENSCO International, Inc.#	2,897	177
EOG Resources, Inc.#	4,753	347
Exxon Mobil Corp.	109,478	9,183
Halliburton Co.#	17,763	613
Hess Corp.	5,302	313
Marathon Oil Corp.	13,330	799
Murphy Oil Corp.	3,656	217
Nabors Industries Ltd.*	5,471	183
National-Oilwell Varco, Inc.*	3,451	360
NICOR, Inc.	875	38
Noble Corp.	2,604	254
Occidental Petroleum Corp.	16,204	938
Rowan Cos., Inc.	2,150	88
Schlumberger Ltd.#	22,904	1,945
Sempra Energy	5,126	304
Smith International, Inc.	3,896	228
Spectra Energy Corp.	12,279	319
Sunoco, Inc.	2,360	188
The Williams Cos., Inc.	11,638	368
Transocean, Inc.*	5,599	593
Valero Energy Corp.	10,669	788
Weatherford International Ltd.*	6,555	362
XTO Energy, Inc.	7,450	448
		27,931
Paper & Related Products — 0.3%
International Paper Co.#	8,464	331
MeadWestvaco Corp.	3,584	127
Sealed Air Corp.#	3,139	97
Temple-Inland, Inc.	2,056	127
Weyerhaeuser Co.	4,196	331
		1,013
Pharmaceuticals — 6.2%
Abbott Laboratories	29,935	1,603
Allergan, Inc.	5,976	344
AmerisourceBergen Corp.	3,713	184
Applera Corp. - Applied Biosystems Group	3,567	109
Barr Pharmaceuticals, Inc.*	2,132	107
Biogen Idec, Inc.*	5,553	297
Bristol-Myers Squibb Co.	38,247	1,207
Eli Lilly & Co.	19,174	1,071
Express Scripts, Inc.*	5,294	265
Forest Laboratories, Inc.*	6,177	282
Gilead Sciences, Inc.*	18,148	704
Hospira, Inc.*	3,028	118

	Number of Shares	Value (000)†
Pharmaceuticals — (continued)
Johnson & Johnson	56,292	$3,469
King Pharmaceuticals, Inc.*	4,735	97
Merck & Co., Inc.	42,119	2,098
Mylan Laboratories, Inc.	4,827	88
Pfizer, Inc.	136,394	3,488
Schering-Plough Corp.	28,945	881
Watson Pharmaceuticals, Inc.*	1,992	65
Wyeth	26,142	1,499
		17,976
Photography Equipment & Supplies — 0.1%
Eastman Kodak Co.#	5,591	156
Printing & Publishing — 0.1%
Donnelley (R.R.) & Sons Co.	4,277	186
Dow Jones & Co., Inc.	1,270	73
New York Times Co.#	2,796	71
Tribune Co.	1,642	48
		378
Restaurants — 0.7%
Darden Restaurants, Inc.	2,747	121
McDonald's Corp.	23,202	1,178
Starbucks Corp.*	14,396	378
Wendy's International, Inc.	1,695	62
Yum! Brands, Inc.	10,178	333
		2,072
Retail — 4.9%
Abercrombie & Fitch Co.	1,714	125
Amazon.com, Inc.*	6,044	413
AutoNation, Inc.*	2,936	66
AutoZone, Inc.*	928	127
Bed Bath & Beyond, Inc.*	5,322	192
Best Buy Co., Inc.	7,867	367
Big Lots, Inc.*#	2,127	63
Circuit City Stores, Inc.	2,687	41
Coach, Inc.*	7,212	342
Costco Wholesale Corp.	8,680	508
CVS Caremark Corp.	29,996	1,093
Dillard's, Inc.#	1,183	42
Dollar General Corp.	6,119	134
Family Dollar Stores, Inc.	2,930	101
Gap, Inc.	10,303	197
Home Depot, Inc.	38,366	1,510
J.C. Penney Co., Inc.	4,372	316
Kohl's Corp.*	6,269	445
Kroger Co.	13,758	387
Limited Brands, Inc.#	6,650	183
Liz Claiborne, Inc.	2,031	76
Lowe's Cos., Inc.	29,249	898
Macy's, Inc.	8,932	355
Nordstrom, Inc.	4,362	223
Office Depot, Inc.*	5,373	163
OfficeMax, Inc.	1,464	58
RadioShack Corp.	2,634	87

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Retail — (continued)
Safeway, Inc.	8,582	$292
Sears Holding Corp.*	1,600	271
Sherwin-Williams Co.	2,127	141
Staples, Inc.	13,899	330
SUPERVALU, Inc.	4,038	187
Target Corp.	16,548	1,052
The TJX Companies, Inc.	8,840	243
Tiffany & Co.	2,657	141
Walgreen Co.	19,450	847
Wal-Mart Stores, Inc.	47,112	2,267
Whole Foods Market, Inc.#	2,747	105
		14,388
Services — Commercial — 0.2%
Cintas Corp.	2,620	103
Convergys Corp.*	2,660	64
Fiserv, Inc.*	3,268	186
Fluor Corp.	1,713	191
IAC/InterActiveCorp*	4,246	147
		691
Telecommunications — 4.6%
Alltel Corp.	6,714	454
AT&T, Inc.	119,823	4,973
Avaya, Inc.*	8,742	147
CenturyTel, Inc.	2,128	104
Ciena Corp.*	1,660	60
Citizens Communications Co.	6,654	102
Corning, Inc.*	30,566	781
Embarq Corp.	2,935	186
L-3 Communications Holdings, Inc.#	2,428	236
Motorola, Inc.#	44,982	796
QUALCOMM, Inc.	32,392	1,405
Qwest Communications International, Inc.*#	30,187	293
Sprint Nextel Corp.#	56,235	1,165
Tellabs, Inc.*	8,507	92
The E.W. Scripps Co.	1,619	74
Verizon Communications, Inc.	56,424	2,323
Windstream Corp.	9,265	137
		13,328
Textiles & Apparel — 0.0%
Jones Apparel Group, Inc.	2,116	60
Transportation & Related Services — 1.6%
Burlington Northern Santa Fe Corp.	6,920	589
C.H. Robinson Worldwide, Inc.	3,326	175
CSX Corp.	8,495	383
FedEx Corp.	5,981	664
Norfolk Southern Corp.	7,641	402
Ryder Systems, Inc.	1,188	64
Southwest Airlines Co.#	15,174	226
Union Pacific Corp.	5,261	606
United Parcel Service, Inc.#	20,581	1,502
		4,611

	Number of Shares	Value (000)†
Waste Management — 0.2%
Allied Waste Industries, Inc.*	4,961	$67
Waste Management, Inc.	10,055	393
		460
Wholesale Distributor — 0.0%
Grainger (W.W.), Inc.	1,380	128
TOTAL COMMON STOCKS (Cost $217,326)		256,472
REAL ESTATE INVESTMENT TRUSTS — 1.1%
Apartments — 0.3%
Apartment Investment & Management Co.	1,888	95
Archstone-Smith Trust	4,332	256
AvalonBay Communities, Inc.	1,547	184
Equity Residential Properties Trust#	5,650	258
		793
Building & Real Estate — 0.0%
Kimco Realty Corp.#	4,407	168
Diversified Operations — 0.1%
Vornado Realty Trust	2,538	279
Hotels & Resorts — 0.2%
Host Hotels & Resorts, Inc.#	10,145	235
Starwood Hotels & Resorts Worldwide, Inc.	4,180	280
		515
Industrial — 0.1%
Prologis	4,986	284
Office Property — 0.1%
Boston Properties, Inc.	2,312	236
Regional Malls — 0.2%
General Growth Properties, Inc.	4,763	252
Simon Property Group, Inc.	4,341	404
		656
Storage — 0.1%
Public Storage	2,385	183
Strip Centers — 0.0%
Developers Diversified Realty Corp.	2,428	128
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,609)		3,242
RIGHTS — 0.0%
Seagate Tax Refund Rights* (Cost $0)	4,100	0
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Provident Institutional Funds — TempCash (Cost $3,593)	3,592,789	3,593

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INDEX 500 FUND

	Par (000)	Value (000)†
U. S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills 4.955%, 08/09/07^^	$135	$134
4.955%, 08/09/07^^	15	15
TOTAL U. S. TREASURY OBLIGATIONS (Cost $149)		149
SECURITIES LENDING COLLATERAL — 9.8%
Bank of Montreal Time Deposit 5.320%, 07/02/07	218	218
Barclays Time Deposit 5.360%, 07/02/07	131	131
Citigroup Variable Rate Master Note 5.445%, 07/02/07	1,356	1,356
Cullinan Finance Corp. Variable Rate Bank Deposit 5.290%, 07/22/07	3,330	3,330
Dexia Time Deposit 5.420%, 07/02/07	131	131
Institutional Money Market Trust 5.293%, 07/02/07	22,854	22,854
IXIS Time Deposit 5.360%, 07/02/07	131	131
National Bank of Canada Time Deposit 5.360%, 07/03/07	131	131
Wells Fargo Time Deposit 5.281%, 07/02/07	467	467
TOTAL SECURITIES LENDING COLLATERAL (Cost $28,749)		28,749
TOTAL INVESTMENTS — 100.0% (Cost $252,426)		$292,205

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

^^  Market value held as collateral for the open futures contract.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.0%
Advertising — 1.5%
Focus Mesia Holding Ltd ADR*#	21,740	$1,098
Monster Worldwide, Inc.*#	15,810	650
		1,748
Automobiles & Related — 2.2%
O'Reilly Automotive, Inc.	19,370	708
Oshkosh Truck Corp.	7,710	485
The Goodyear Tire & Rubber Co.*#	37,520	1,304
		2,497
Banking — 1.0%
Northern Trust Corp.#	17,180	1,104
Building & Real Estate — 0.8%
CB Richard Ellis Group, Inc. Class A*#	25,580	934
Chemicals — 0.7%
Celanese Corp.	19,680	763
Computer — Internet Services & Software — 3.9%
Cogent Communications Group, Inc.*#	20,050	599
Expedia, Inc.*	22,750	666
Juniper Networks, Inc.*#	32,320	813
SINA Corp.*	16,590	694
VeriSign, Inc.*	53,760	1,706
		4,478
Computer — Network Products & Services — 4.7%
Atheros Communications*	28,360	875
F5 Networks, Inc.*	24,050	1,938
International Game Technology, Inc.	33,040	1,312
Polycom, Inc.*#	19,080	641
SAVVIS, Inc.*	14,320	709
		5,475
Computer Services & Software — 2.8%
Akamai Technologies, Inc.*	28,020	1,363
Salesforce.com, Inc.*	23,040	987
VeriFone Holdings, Inc.*	26,750	943
		3,293
Computers & Office Equipment — 0.4%
Riverbed Technology, Inc.*	11,810	517
Consumer Products — 1.8%
Jarden Corp.*#	15,220	655
Polo Ralph Lauren Corp.	14,810	1,453
		2,108
Containers — 1.4%
Owens-Illinois, Inc.*#	46,390	1,624
Cosmetics & Toiletries — 1.3%
Avon Products, Inc.	28,590	1,051
Bare Escentuals, Inc.*	11,700	400
		1,451
Diversified Operations — 0.9%
Harsco Corp.	20,520	1,067

	Number of Shares	Value (000)†
Electronic Components & Semiconductors — 8.1%
Altera Corp.#	50,820	$1,125
AMETEK, Inc.	22,715	901
Intersil Corp., Class A	37,650	1,184
KLA-Tencor Corp.	28,640	1,574
Maxim Integrated Products, Inc.	42,330	1,414
NVIDIA Corp.*#	33,210	1,372
ON Semiconductor Corp.*	58,150	623
Varian Semiconductor Equipment Associates, Inc.*	29,092	1,165
		9,358
Entertainment & Leisure — 1.1%
GameStop Corp.*	33,240	1,300
Finance — 6.4%
Affiliated Managers Group, Inc.*#	9,485	1,221
Greenhill & Co., Inc.#	9,140	628
Intercontinental Exchange, Inc.*	9,660	1,428
Lazard Ltd.	8,820	397
Nymex Holdings, Inc.	7,680	965
Synovus Financial Corp.	3,890	119
T. Rowe Price Group, Inc.#	36,260	1,882
TD Ameritrade Holding Corp.*	34,620	692
		7,332
Food & Beverages — 1.5%
Hansen Natural Corp.*	16,700	718
Wm. Wrigley Jr. Co.	18,140	1,003
		1,721
Healthcare — 0.6%
Universal Health Services, Inc.	11,790	725
Hospitals — 0.4%
Psychiatric Solutions, Inc.*	13,150	477
Hotels & Gaming — 1.8%
WMS Industries, Inc.*	35,355	1,020
Wynn Resorts Ltd.#	11,380	1,021
		2,041
Hotels & Resorts — 1.7%
Hilton Hotels Corp.#	37,520	1,256
Starwood Hotels & Resorts Worldwide, Inc.	11,420	766
		2,022
Instruments — Controls — 0.8%
Thermo Fisher Scientific, Inc.	17,880	925
Manufacturing — 3.8%
Baldor Electric Co.#	17,590	867
BigBand Networks, Inc.*#	14,200	186
First Solar, Inc.*	10,680	954
General Cable Corp.*#	10,280	779
Roper Industries, Inc.	21,210	1,211
Sterlite Industries Ltd. ADR*	28,070	412
		4,409

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Medical Services — 0.7%
Manor Care, Inc.	12,250	$800
Medical Services & Equipment — 3.4%
C.R. Bard, Inc.	5,910	488
DENTSPLY International, Inc.	13,530	518
Health Net, Inc.*	8,020	423
Henry Schein, Inc.*	13,010	695
Intuitive Surgical, Inc.*#	3,910	543
St. Jude Medical, Inc.*	30,290	1,257
		3,924
Medical Supplies & Equipment — 1.0%
Hologic, Inc.*#	8,770	485
Kyphon, Inc.*	13,520	651
		1,136
Metal Components & Products — 2.4%
Allegheny Technologies, Inc.	7,380	774
Precision Castparts Corp.	16,110	1,955
		2,729
Metals & Mining — 0.5%
Arch Coal, Inc.#	15,090	525
Oil & Gas — 6.8%
Cameron International Corp.*	17,430	1,246
Diamond Offshore Drilling, Inc.	4,640	471
Frontier Oil Corp.#	13,660	598
National-Oilwell Varco, Inc.*	12,740	1,328
Quicksilver Resources, Inc.*#	16,680	744
Range Resources Corp.#	37,435	1,400
Southwestern Energy Co.*#	16,430	731
The Williams Cos., Inc.	40,710	1,287
		7,805
Pharmaceuticals — 3.0%
Alexion Pharmaceuticals, Inc.*#	17,180	774
Allergan, Inc.	11,360	655
Express Scripts, Inc.*	14,700	735
Shire Plc ADR	17,580	1,303
		3,467
Retail — 2.4%
Coach, Inc.*	28,590	1,355
Under Armour, Inc., Class A*#	19,910	909
Urban Outfitters, Inc.*	23,460	564
		2,828
Services — Commercial — 3.0%
Corrections Corp. of America*	11,790	744
Fiserv, Inc.*	25,000	1,420
Quanta Services, Inc.*#	12,690	389
the Shaw Group, Inc.*	4,910	227
VistaPrint Ltd.*#	18,350	702
		3,482

	Number of Shares	Value (000)†
Telecommunications — 5.9%
American Tower Corp.*	30,530	$1,282
Crown Castle International Corp.*	19,790	718
Leap Wireless International, Inc.*	14,390	1,216
Metropcs Communications, Inc.*	14,610	483
NII Holdings, Inc.*	32,010	2,584
Sonus Networks, Inc.*#	62,320	531
		6,814
Textiles & Apparel — 1.2%
Guess?, Inc.#	27,780	1,335
Transportation & Related Services — 1.1%
C.H. Robinson Worldwide, Inc.	24,250	1,274
TOTAL COMMON STOCKS (Cost $75,528)		93,488
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Provident Institutional Funds - TempCash	2,447,816	2,448
(Cost $2,448)
	Par (000)
SECURITIES LENDING COLLATERAL — 16.9%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$178	178
Barclays Time Deposit 5.360%, 07/02/07	107	107
Dexia Time Deposit 5.420%, 07/02/07	107	107
Institutional Money Market Trust 5.293%, 07/02/07	18,513	18,513
IXIS Time Deposit 5.360%, 07/02/07	106	106
National Bank of Canada Time Deposit 5.360%, 07/03/07	107	107
Wells Fargo Time Deposit 5.281%, 07/02/07	381	381
TOTAL SECURITIES LENDING COLLATERAL (Cost $19,499)		19,499
TOTAL INVESTMENTS 100.0% (Cost $97,475)		$115,435

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 76.1%
Aerospace & Defense — 2.8%
Empresa Brasileira de Aeronautic S.A. ADR	50,000	$2,411
Spirit Aerosystems Holdings, Inc.*	63,200	2,278
		4,689
Automobiles & Related — 1.8%
Advance Auto Parts, Inc.	33,400	1,354
Harley-Davidson, Inc.	30,300	1,806
		3,160
Banking — 2.1%
IndyMac Bancorp, Inc.#	64,900	1,893
The Colonial BancGroup, Inc.	69,400	1,733
		3,626
Building & Real Estate — 6.7%
Hovanian Enterprises, Inc.*#	73,200	1,210
iStar Financial, Inc.	51,700	2,292
KB Home#	47,200	1,858
Lennar Corp.#	46,200	1,689
Meritage Homes Corp.*#	45,000	1,204
NVR, Inc.*	3,700	2,515
The Ryland Group, Inc.#	16,300	609
		11,377
Building Products & Supplies — 1.0%
Centex Corp.	41,100	1,648
Computer — Internet Services & Software — 0.9%
Check Point Software Technologies Ltd.*	66,500	1,517
Computer Services & Software — 2.9%
Activision, Inc.*	87,000	1,624
Lexmark International, Inc.*	31,900	1,573
Take-Two Interactive Software, Inc.*#	88,200	1,761
		4,958
Consumer Products — 0.7%
Whirlpool Corp.	10,700	1,190
Diversified Operations — 0.6%
Walter Industries, Inc.	32,800	950
Electronic Components — 0.8%
Avnet, Inc.*	33,400	1,324
Electronic Components & Semiconductors — 1.3%
International Rectifier Corp.	60,200	2,243
Energy Resources & Services — 10.9%
Atmos Energy Corp.	41,000	1,232
Constellation Energy Group#	30,100	2,624
DPL, Inc.	68,300	1,936
Edison International#	20,600	1,156
FirstEnergy Corp.	40,900	2,647
McDermott International, Inc.*	22,900	1,903
Mirant Corp.*	47,600	2,030
NRG Energy, Inc.*	53,400	2,220
Peabody Energy Corp.	19,400	939

	Number of Shares	Value (000)†
Energy Resources & Services — (continued)
PPL Corp.#	41,700	$1,951
		18,638
Finance — 1.5%
Bear Stearns Cos., Inc.	18,900	2,646
Food & Beverages — 4.7%
ConAgra Foods, Inc.	102,000	2,740
Constellation Brands, Inc.*	116,700	2,833
Smithfield Foods, Inc.*	67,100	2,066
Tyson Foods, Inc.	15,600	359
		7,998
Healthcare — 0.6%
Coventry Health Care, Inc.*	18,850	1,087
Insurance — 8.3%
Aetna, Inc.#	47,000	2,322
CIGNA Corp.	48,300	2,522
Endurance Specialty Holdings Ltd.	57,500	2,302
Fidelity National Financial, Inc.#	94,600	2,242
MGIC Investment Corp.#	36,700	2,087
StanCorp Financial Group, Inc.	13,900	729
The PMI Group, Inc.	44,500	1,988
		14,192
Machinery & Heavy Equipment — 3.7%
Ingersoll-Rand Co.	11,900	652
Joy Global, Inc.	51,700	3,016
Terex Corp.*	31,400	2,553
		6,221
Manufacturing — 2.2%
Chicago Bridge & Iron Company NV	64,300	2,427
Sterlite Industries (India) Ltd.*	88,000	1,291
		3,718
Metal Components & Products — 1.1%
United States Steel Corp.	17,300	1,881
Metals & Mining — 4.3%
Arch Coal, Inc.#	28,800	1,002
Cleveland-Cliffs, Inc.#	17,100	1,328
Freeport-McMoRan Copper & Gold, Inc.	38,600	3,197
Teck Cominco Ltd.	43,100	1,832
		7,359
Oil & Gas — 8.1%
Canadian Natural Resources Ltd.	33,300	2,209
Denbury Resources, Inc.*	44,200	1,658
National Fuel Gas Co.#	19,200	832
Noble Corp.	24,500	2,389
Oceaneering International, Inc.*	29,500	1,553
Quicksilver Resources, Inc.*#	25,500	1,137
Southwestern Energy Co.*	23,500	1,046
Sunoco, Inc.	10,800	861
Talisman Energy, Inc.#	52,595	1,017
XTO Energy, Inc.	18,642	1,120
		13,822

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Pharmaceuticals — 2.5%
Endo Pharmaceuticals Holdings, Inc.*	46,800	$1,602
Shire Plc ADR	35,100	2,602
		4,204
Retail — 3.5%
Aeropostale, Inc.*	25,800	1,075
Circuit City Stores, Inc.	63,300	955
Liz Claiborne, Inc.#	60,400	2,253
The TJX Companies, Inc.	58,800	1,617
		5,900
Telecommunications — 2.2%
Arris Group, Inc.*#	87,200	1,534
L-3 Communications Holdings, Inc.#	22,500	2,191
		3,725
Transportation & Related Services — 0.9%
Ship Finance International Ltd.#	49,397	1,466
TOTAL COMMON STOCKS (Cost $112,643)		129,539
REAL ESTATE INVESTMENT TRUSTS — 3.8%
Diversified Operations — 1.7%
Colonial Properties Trust	36,700	1,338
First Industrial Realty Trust, Inc.#	41,800	1,620
		2,958
Healthcare — 0.6%
Ventas, Inc.#	26,200	950
Real Estate — 0.7%
Annaly Captial Management, Inc.#	86,500	1,247
Strip Centers — 0.8%
Developers Diversified Realty Corp.	25,400	1,339
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,873)		6,494
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Provident Institutional Funds - FedFund	1,326,479	1,327
BlackRock Provident Institutional Funds - TempFund	1,326,479	1,326
TOTAL SHORT-TERM INVESTMENTS (Cost $2,653)		2,653
	Par (000)
SECURITIES LENDING COLLATERAL — 18.5%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$266	266
Barclays Time Deposit 5.360%, 07/02/07	160	160
Citigroup Variable Rate Master Note 5.445%, 07/02/07	696	696

	Par (000)	Value (000)†
Cullinan Finance Corp. Variable Rate Bank Deposit 5.290%, 07/22/07	$1,666	$1,666
Dexia Time Deposit 5.420%, 07/02/07	159	159
Institutional Money Market Trust 5.293%, 07/02/07	27,753	27,753
IXIS Time Deposit 5.360%, 07/02/07	159	159
National Bank of Canada Time Deposit 5.360%, 07/02/07	159	159
Wells Fargo Time Deposit 5.281%, 07/02/07	570	570
TOTAL SECURITIES LENDING COLLATERAL (Cost $31,588)		31,588
TOTAL INVESTMENTS — 100.0% (Cost $153,757)		$170,274

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 73.5%
Advertising — 4.2%
Interpublic Group of Cos., Inc.*#	110,000	$1,254
R.H. Donnelley Corp.*	19,400	1,470
		2,724
Agricultural Products — 2.7%
Monsanto Co.	8,400	567
Potash Corp. of Saskatchewan, Inc.#	2,100	164
The Mosaic Co.*	26,200	1,022
		1,753
Automobiles & Related — 1.7%
ArvinMeritor, Inc.#	6,100	135
Genuine Parts Co.	17,300	858
The Goodyear Tire & Rubber Co.*#	3,500	122
		1,115
Broadcast/Media — 0.8%
Clear Channel Communications, Inc.	13,400	507
Chemicals — 1.4%
Eastman Chemical Co.	14,300	920
Computer — Internet Services & Software — 2.2%
McAfee, Inc.*	37,100	1,306
Openwave Systems, Inc.	16,700	105
		1,411
Computer Services & Software — 2.5%
Cadence Design Systems, Inc.*	46,000	1,010
Sybase, Inc.*	25,700	614
		1,624
Consumer Products — 0.9%
Newell Rubbermaid, Inc.	19,500	574
Containers — 2.3%
Ball Corp.#	17,600	936
Pactiv Corp.*	17,200	548
		1,484
Energy Resources & Services — 7.8%
Ameren Corp.	19,600	961
CMS Energy Corp.#	49,500	851
Hubbell, Inc.	16,200	878
NiSource, Inc.#	45,200	936
Northeast Utilities, Inc.	34,700	984
Puget Energy, Inc.	16,600	401
		5,011
Fiber Optics — 1.6%
JDS Uniphase Corp.*#	75,575	1,015
Food & Beverages — 2.2%
Coca-Cola Enterprises, Inc.#	40,000	960
Smithfield Foods, Inc.*	16,200	499
		1,459
Healthcare — 0.6%
HEALTHSOUTH Corp.*#	20,800	377

	Number of Shares	Value (000)†
Insurance — 5.9%
ACE Ltd.	7,500	$469
Aetna, Inc.	7,500	370
Conseco, Inc.*	29,800	622
Everest Re Group Ltd.#	600	65
Genworth Financial, Inc.	3,400	117
PartnerRe Ltd.	11,300	876
SAFECO Corp.#	6,100	380
XL Capital Ltd.#	10,600	893
		3,792
Machinery & Heavy Equipment — 1.8%
Cummins, Inc.	5,300	536
Joy Global, Inc.	100	6
Snap-On, Inc.	13,000	657
		1,199
Manufacturing — 1.1%
Chemtura Corp.	58,700	652
Pentair, Inc.	1,700	66
		718
Medical Services & Equipment — 1.1%
Bausch & Lomb, Inc.	9,900	687
Metal Components & Products — 1.2%
Timken Co.#	21,400	773
Oil & Gas — 5.2%
EOG Resources, Inc.#	14,800	1,081
GlobalSantaFe Corp.	12,200	881
Halliburton Co.#	25,581	883
Range Resources Corp.	9,700	363
Southwest Gas Corp.	5,100	172
		3,380
Paper & Related Products — 2.2%
Bowater, Inc.#	27,300	681
MeadWestvaco Corp.	20,900	738
		1,419
Pharmaceuticals — 3.6%
King Pharmaceuticals, Inc.*	62,400	1,277
Mylan Laboratories, Inc.	57,600	1,048
		2,325
Printing & Publishing — 1.8%
Donnelley (R.R.) & Sons Co.#	26,352	1,147
Restaurants — 0.7%
Brinker International, Inc.	15,950	467
Retail — 5.2%
Foot Locker, Inc.	26,500	578
Kroger Co.	22,400	630
Liz Claiborne, Inc.#	3,600	134
Macy's, Inc.	10,700	426
OfficeMax, Inc.	24,000	943
Safeway, Inc.#	18,400	626
		3,337

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Services — Commercial — 1.0%
Arbitron, Inc.	2,900	$149
KBR, Inc.*	20,123	528
		677
Telecommunications — 10.0%
ADC Telecommunications, Inc.*	42,200	774
Avaya, Inc.*	62,600	1,054
CenturyTel, Inc.	11,500	564
Embarq Corp.	18,000	1,141
Qwest Communications International, Inc.*#	169,700	1,646
Tellabs, Inc.*	82,800	891
Windstream Corp.	25,400	375
		6,445
Waste Management — 0.9%
Allied Waste Industries, Inc.*#	41,200	555
Wholesale Distributor — 0.9%
Grainger (W.W.), Inc.#	6,100	568
TOTAL COMMON STOCKS (Cost $38,473)		47,463
REAL ESTATE INVESTMENT TRUSTS — 0.6%
HOTELS & RESORTS — 0.6%
Host Hotels & Resorts, Inc.# (Cost $289)	16,800	388
SHORT-TERM INVESTMENTS — 4.8%
BlackRock Provident Institutional Funds - TempCash	1,565,341	1,566
BlackRock Provident Institutional Funds - TempFund	1,565,339	1,565
TOTAL SHORT-TERM INVESTMENTS (Cost $3,131)		3,131
	Par (000)
SECURITIES LENDING COLLATERAL — 21.1%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$124	124
Barclays Time Deposit 5.360%, 07/02/07	75	75
Dexia Time Deposit 5.420%, 07/02/07	75	75
Institutional Money Market Trust 5.293%, 07/02/07	12,936	12,936
IXIS Time Deposit 5.360%, 07/02/07	75	75
National Bank of Canada Time Deposit 5.360%, 07/03/07	74	74
Wells Fargo Time Deposit 5.281%, 07/02/07	267	267
TOTAL SECURITIES LENDING COLLATERAL (Cost $13,626)		13,626

Value (000)†
TOTAL INVESTMENTS — 100.0% (Cost $55,519)	$64,608

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 76.7%
Advertising — 0.7%
Greenfield Online, Inc.*	56,724	$902
Aerospace & Defense — 1.5%
Kaman Corp.	62,800	1,959
Automobiles & Related — 0.6%
Spartan Motors, Inc.#	44,400	756
Building Products & Supplies — 1.6%
Apogee Enterprises, Inc.	76,600	2,131
Computer — Internet Services & Software — 3.9%
GSI Commerce, Inc.*#	45,800	1,040
Perficient, Inc.*	104,700	2,167
S1 Corp.*	86,715	693
Vocus, Inc.*	54,600	1,371
		5,271
Computer — Network Products & Services — 3.8%
Atheros Communications*	58,000	1,789
Sigma Designs, Inc.*#	72,600	1,894
Stratasys, Inc.*	29,900	1,405
		5,088
Computer Services & Software — 5.9%
Aspen Techonolgy, Inc.*	34,100	477
COMSYS IT Partners, Inc.*	40,300	919
Concur Technologies, Inc.*#	150,000	3,427
EPIQ Systems, Inc.*	49,536	801
JDA Software Group, Inc.*	58,100	1,141
Omnicell, Inc.*	61,100	1,270
		8,035
Electronic Components & Semiconductors — 2.1%
Cubic Corp.	53,400	1,612
Standard Microsystems Corp.*	36,300	1,247
		2,859
Energy Resources & Services — 3.0%
Advanced Energy Industries, Inc.*	61,800	1,400
Fuel Tech, Inc.*#	77,700	2,661
		4,061
Entertainment & Leisure — 3.2%
Premier Exhibitions, Inc.*	71,000	1,119
Steiner Leisure Ltd.*	50,000	2,456
Universal Electronics, Inc.*	20,700	752
		4,327
Fiber Optics — 0.5%
C-COR, Inc.*	50,800	714
Finance — 1.0%
Portfolio Recovery Associates, Inc.#	21,400	1,284
Food & Beverages — 1.5%
Boston Beer Co., Inc.*	22,400	881
National Beverage Corp.*#	101,640	1,170
		2,051

	Number of Shares	Value (000)†
Hotel/Gaming — 0.1%
Riviera Holdings Corp.*	2,800	$102
Human Resources — 1.0%
Kforce, Inc.*	85,100	1,360
Insurance — 3.1%
American Physicians Capital, Inc.*	61,950	2,509
FPIC Insurance Group, Inc.*	22,796	929
National Interstate Corp.	29,127	760
		4,198
Machinery & Heavy Equipment — 5.0%
Applied Industrial Technologies, Inc.	16,650	491
Astec Industries, Inc.*	30,400	1,283
Kadant, Inc.*	52,600	1,641
The Middleby Corp.*#	30,000	1,795
Twin Disc, Inc.	20,600	1,481
		6,691
Manufacturing — 1.6%
Ceradyne, Inc.*#	30,000	2,219
Medical Instruments & Devices — 1.7%
MEDTOX Scientific, Inc.*	76,600	2,244
Medical Services — 3.2%
CryoLife, Inc.*	74,156	965
ICON Plc ADR*	37,400	1,636
Sun Healthcare Group, Inc.*	121,100	1,755
		4,356
Metal Components & Products — 2.4%
Dynamic Materials Corp.#	31,000	1,163
LKQ Corp.*#	55,000	1,356
Sun Hydraulics Corp.	16,066	791
		3,310
Oil & Gas — 4.5%
Arena Resources, Inc.*#	19,500	1,133
Flotek Industries, Inc.*	26,300	1,577
Lufkin Industries, Inc.	18,500	1,194
Matrix Service Co.*	42,800	1,064
Superior Well Services, Inc.*	43,300	1,100
		6,068
Pharmaceuticals — 1.2%
PARAXEL International Corp.*	38,600	1,624
Retail — 6.5%
Charlotte Russe Holding, Inc.*	66,000	1,773
Jos. A. Bank Clothiers, Inc.*#	24,700	1,024
LJ International, Inc.*#	65,900	716
Movado Group, Inc.	60,200	2,031
Smith & Wesson Holding Corp.*#	150,000	2,513
The Topps Co., Inc.	71,000	746
		8,803

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Security Technology — 2.7%
VASCO Data Security International, Inc.*#	160,200	$3,646
Services — Commercial — 4.1%
Huron Consulting Group, Inc.*#	33,500	2,446
Michael Baker Corp.*	22,000	817
Team, Inc.*	28,600	1,286
Teletech Holdings, Inc.*	29,900	971
		5,520
Telecommunications — 3.9%
Alaska Communications Systems Group, Inc.#	99,500	1,576
Cbeyond, Inc.*	46,400	1,787
LodgeNet Entertainment Corp.*#	45,600	1,462
TESSCO Technologies, Inc.*	26,200	509
		5,334
Transportation & Related Services — 5.5%
GulfMark Offshore, Inc.*	39,000	1,998
Hub Group, Inc.*	54,000	1,899
Navios Maritime Holdings, Inc.#	168,000	2,029
TBS International Ltd.*	55,430	1,574
		7,500
Waste Management — 0.2%
Waste Industries USA, Inc.	9,200	314
Wholesale Distributor — 0.7%
Houston Wire & Cable Co.*#	32,500	923
TOTAL COMMON STOCKS (Cost $80,860)		103,650
SHORT-TERM INVESTMENTS — 2.0%
BlackRock Provident Institutional Funds - TempCash	1,364,349	1,365
BlackRock Provident Institutional Funds - TempFund	1,364,348	1,364
TOTAL SHORT-TERM INVESTMENTS (Cost $2,729)		2,729

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 21.3%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$263	$263
Barclays Time Deposit 5.360%, 07/02/07	158	158
Dexia Time Deposit 5.420%, 07/02/07	157	157
Institutional Money Market Trust 5.293%, 07/02/07	27,342	27,342
IXIS Time Deposit 5.360%, 07/02/07	157	157
National Bank of Canada Time Deposit 5.360%, 07/03/07	158	158
Wells Fargo Time Deposit 5.281%, 07/02/07	564	564
TOTAL SECURITIES LENDING COLLATERAL (Cost $28,799)		28,799
TOTAL INVESTMENTS — 100.0% (Cost $112,388)		$135,178

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 75.2%
Aerospace & Defense — 0.8%
AAR Corp.*#	25,193	$832
EDO Corp.	29,795	979
		1,811
Automobiles & Related — 3.2%
Asbury Automotive Group, Inc.	18,919	472
Commercial Vehicle Group, Inc.*	64,367	1,199
Lithia Motors, Inc.	8,221	208
Tenneco, Inc.*	81,900	2,870
Wabash National Corp.#	171,827	2,514
		7,263
Banking — 11.1%
Alabama National BanCorporation	30,302	1,874
Alliance Bankshares Corp.*	20,283	269
Bancorp, Inc.*	61,262	1,370
Bank of the Ozarks, Inc.	23,695	660
Berkshire Hills Bancorp, Inc.	18,244	575
Brookline Bancorp, Inc.	70,931	816
Cardinal Financial Corp.	68,445	676
Central Pacific Financial Corp.	35,041	1,157
Chittenden Corp.#	19,223	672
Citizens Republic Bancorp, Inc.	17,174	314
Cobiz Financial, Inc.	52,085	944
Columbia Banking System, Inc.	30,787	901
F.N.B. Corp.#	43,898	735
First Financial Bankshare	25,466	988
Glacier Bancorp, Inc.	66,749	1,358
IBERIABANK Corp.	25,784	1,275
Irwin Financial Corp.	9,300	139
Midwest Banc Holdings, Inc.#	28,539	414
Millenium Bankshares Corp.	40,851	352
NewAlliance Bancshares, Inc.#	33,422	492
Nexity Financial Corp.*	18,624	191
PFF Bancorp, Inc.	69,054	1,929
Preferred Bank	4,915	197
Prosperity Bancshares, Inc.	50,432	1,652
Signature Bank*#	66,752	2,276
Southcoast Financial Corp.*	21,259	441
Sterling Bancorp	20,626	331
Sterling Financial Corp.	10,719	310
Summit State Bank	14,292	163
United Community Banks, Inc.#	50,759	1,314
West Coast Bancorp	19,905	605
		25,390
Building & Real Estate — 1.3%
Beazer Homes USA, Inc.#	28,424	701
Hovanian Enterprises, Inc.*#	61,782	1,021
Modtech Holdings, Inc. *	58,329	157
The Ryland Group, Inc.#	30,743	1,149
		3,028
Building Maintance & Services — 0.5%
Goodman Global, Inc.*	49,743	1,105

	Number of Shares	Value (000)†
Building Products & Supplies — 1.2%
Builders Firstsource, Inc.*	21,752	$349
Universal Forest Products, Inc.	41,918	1,771
Williams Scotsman International, Inc.*#	22,497	536
		2,656
Cable Operators — 1.1%
Anixter International, Inc.*#	18,515	1,393
RCN Corp.*	62,867	1,181
		2,574
Chemicals — 3.6%
Albemarle Corp.	9,711	374
H.B. Fuller Co.	49,274	1,473
KMG Chemicals, Inc.#	28,455	752
Minerals Technologies, Inc.	36,897	2,470
Penford Corp.	19,339	528
PolyOne Corp.*	50,888	366
UAP Holding Corp.	76,035	2,292
		8,255
Computer — Internet Services & Software — 0.2%
eFunds Corp.*	11,207	395
Computer — Network Products & Services — 1.2%
Black Box Corp.	14,047	581
Insight Enterprises, Inc.*	42,116	951
Intervoice, Inc.*	55,843	465
Micros Systems, Inc.*	13,742	748
		2,745
Computer Services & Software — 4.0%
Avid Technology, Inc.*#	24,099	852
Commvault Systems, Inc.*	23,450	405
Electronics for Imaging, Inc.*	67,224	1,897
JDA Software Group, Inc.*	51,887	1,019
Lawson Software, Inc.*#	73,451	726
MSC.Software Corp.*	23,984	325
Parametric Technology, Corp.*#	80,960	1,750
Progress Software Corp.*	20,806	661
The Bisys Group, Inc.*	43,365	513
Transactions Systems Architects, Inc.*	31,533	1,061
		9,209
Consulting Services — 0.3%
MAXIMUS, Inc.	14,654	636
Consumer Products — 1.5%
Fossil, Inc.*	41,540	1,225
Playtex Products, Inc.*	110,622	1,638
Prestige Brands Holdings, Inc.*	48,928	635
		3,498
Cosmetics & Toiletries — 0.5%
Elizabeth Arden, Inc.*	48,832	1,185
Data Processing Management — 0.2%
Intermec, Inc.*#	18,900	478

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Distribution Services — 2.0%
NuCo2, Inc.*	20,357	$523
Owens & Minor, Inc.#	56,145	1,962
Watsco, Inc.	37,024	2,014
		4,499
Diversified Operations — 0.7%
Actuant Corp.	25,494	1,608
Education — 0.4%
Bright Horizons Family Solutions, Inc.*	13,328	519
DeVry, Inc.	13,179	448
		967
Electronic Components & Semiconductors — 4.1%
AMIS Holdings, Inc.*	53,792	673
ATMI, Inc.*	27,140	814
Belden, Inc.	14,306	792
Benchmark Electronics, Inc.*	31,997	724
Brooks Automation, Inc.*	11,090	201
Cirrus Logic, Inc.*	24,899	207
Emulex Corp.*	72,857	1,591
Entegris, Inc.*	57,226	680
FormFactor, Inc.*	13,515	518
Franklin Electric Co., Inc.#	6,965	329
Integrated Device Technology, Inc.*	98,304	1,501
ITC Holdings Corp.	4,447	181
Semtech Corp.*	29,473	511
Tessera Technologies, Inc.*	17,732	719
		9,441
Energy Resources & Services — 4.9%
CH Energy Group, Inc.	4,749	214
Cleco Corp.	49,875	1,222
Comfort Systems USA, Inc.	85,720	1,216
El Paso Electric Co.*	137,701	3,382
Empire District Electric Co.	8,226	184
Graftech International Ltd.*	75,344	1,269
MGE Energy, Inc.	5,981	195
Sierra Pacific Resources*	31,362	551
South Jersey Industries, Inc.	37,182	1,315
Unisource Energy Corp.	11,948	393
Westar Energy, Inc.	49,047	1,191
		11,132
Entertainment & Leisure — 0.3%
K2, Inc.*	40,151	610
Finance — 2.1%
Compass Diversified Trust	40,297	718
Financial Federal Corp.	51,169	1,526
First Niagara Financial Group, Inc.	29,004	380
Highland Distressed Opportunities, Inc.#	51,467	733
Knight Capital Group*	35,326	586
PennantPark Investment Corp.	53,827	756
Technology Investment Capital Corp.#	7,141	113
		4,812

	Number of Shares	Value (000)†
Food & Beverages — 0.8%
Nash Finch Co.	12,511	$619
RARE Hospitality International, Inc.*	46,299	1,239
		1,858
Healthcare — 0.5%
Cardiac Science Corp.*	111,749	1,225
Hotels & Gaming — 0.7%
Boyd Gaming Corp.	23,560	1,159
Isle of Capri Casinos, Inc.*#	18,114	434
		1,593
Human Resources — 0.9%
Hewitt Associates, Inc.*	19,299	618
On Assignment, Inc.*	19,930	214
Resources Connection, Inc.*	35,352	1,173
		2,005
Industrial — 0.2%
Tennant Co.	15,535	567
Instruments - Controls — 0.7%
PerkinElmer, Inc.	57,749	1,505
Insurance — 4.5%
American Equity Investment Life Holding Co.#	126,014	1,522
Aspen Insurance Holdings Ltd.	33,928	952
Donegal Group, Inc.	30,793	459
National Atlantic Holdings Corp.*	31,327	435
ProAssurance Corp.*#	35,120	1,955
ProCentury Corp.	48,012	805
RLI Corp.	19,340	1,082
Security Capital Assurance Ltd.	49,519	1,529
StanCorp Financial Group, Inc.	5,650	297
The Navigators Group, Inc.*	21,986	1,185
		10,221
Machinery & Heavy Equipment — 0.8%
Applied Industrial Technologies, Inc.	40,209	1,186
MTS Systems Corp.	14,628	653
		1,839
Manufacturing — 0.0%
Trex Company, Inc.*#	4,210	83
Medical Products — 0.7%
American Medical Systems Holdings, Inc.*#	82,403	1,487
Medical Services & Equipment — 1.5%
Amedisys, Inc.*	35,455	1,288
Edwards Lifesciences Corp.*#	17,620	869
Symmetry Medical, Inc.*	73,126	1,171
		3,328
Metal Components & Products — 1.8%
Commercial Metals Co.	40,771	1,377
Mueller Industries, Inc.	42,604	1,467
Olympic Steel, Inc.	25,354	727

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Metal Components & Products — (continued)
RBC Bearings, Inc.*	14,581	$601
		4,172
Oil & Gas — 5.0%
Northwest Natural Gas Co.	10,787	498
Oil States International, Inc.*	53,794	2,224
Parallel Petroleum Corp.*	72,620	1,590
Piedmont Natural Gas Co.#	14,520	358
Range Resources Corp.	43,618	1,632
Southwest Gas Corp.	27,720	937
Vectren Corp.	6,934	187
W-H Energy Services, Inc.*	26,552	1,644
Williams Partners LP	49,011	2,366
		11,436
Paper & Related Products — 0.4%
Caraustar Industries, Inc.*	168,339	884
Pharmaceuticals — 0.7%
Medarex, Inc.*#	119,473	1,707
Restaurants — 1.1%
California Pizza Kitchen, Inc.*	32,116	690
CEC Entertainment, Inc.*	35,847	1,262
Einstein Noah Restaurant Group, Inc.*	32,168	543
		2,495
Retail — 3.7%
Aaron Rents, Inc.#	41,785	1,220
Big Lots, Inc.*	42,624	1,254
Cache, Inc.*#	58,679	779
Casey's General Stores, Inc.	84,236	2,296
Charming Shoppes, Inc.*	94,491	1,023
Christopher & Banks Corp.	12,551	215
Gymboree Corp.*	17,926	706
Hot Topic, Inc.*	32,394	352
Wet Seal, Inc.*	86,077	517
		8,362
Services — Commercial — 1.2%
Macrovision Corp.*	26,139	786
Providence Service Corp.*	40,012	1,069
School Specialty, Inc.*	21,816	773
		2,628
Telecommunications — 1.8%
Andrew Corp.*	45,024	650
Dobson Communications Corp.*	40,444	449
Plantronics, Inc.	32,770	859
Premiere Global Services, Inc.*	45,884	597
Tekelec*	105,272	1,518
		4,073
Textiles & Apparel — 0.9%
G & K Services, Inc.	28,405	1,122
K-Swiss, Inc.	30,705	870
		1,992

	Number of Shares	Value (000)†
Transportation & Related Services — 1.3%
AirTran Holdings, Inc.*#	109,499	$1,196
Forward Air Corp.	22,543	768
Heartland Express, Inc.	54,298	885
		2,849
Waste Management — 0.8%
Waste Connections, Inc.*	59,342	1,795
TOTAL COMMON STOCKS (Cost $151,143)		171,401
REAL ESTATE INVESTMENT TRUSTS — 7.5%
Apartments — 0.5%
American Campus Communities, Inc.	38,119	1,078
Building & Real Estate — 1.1%
Digital Realty Trust, Inc.	30,142	1,136
National Retail Properties, Inc.	65,913	1,441
		2,577
Diversified Operations — 1.3%
Entertainment Properties Trust	23,031	1,239
Lexington Realty Trust#	83,822	1,743
		2,982
Finance — 0.6%
MFA Mortgage Investments, Inc.	176,108	1,282
Healthcare — 0.9%
Cogdell Spencer, Inc.	27,680	570
Omega Healthcare Investors, Inc.	95,232	1,508
		2,078
Local Retail — 0.4%
Arcadia Realty Trust	35,832	930
Office Property — 2.2%
BioMed Realty Trust, Inc.#	47,821	1,201
Brandywine Realty Trust#	55,936	1,599
Parkway Properties, Inc.#	48,318	2,321
		5,121
Storage — 0.5%
U-Store-It Trust	66,581	1,091
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $15,776)		17,139
SHORT-TERM INVESTMENTS — 3.1%
BlackRock Provident Institutional Funds - TempCash	3,527,084	3,527
RBB Sansom Street Fund Money Market Portfolio	3,527,083	3,527
TOTAL SHORT-TERM INVESTMENTS (Cost $7,054)		7,054

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

SMALL CAP VALUE FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 14.2%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$296	$296
Barclays Time Deposit 5.360%, 07/02/07	177	177
Dexia Time Deposit 5.420%, 07/02/07	177	177
Institutional Money Market Trust 5.293%, 07/02/07	30,730	30,730
IXIS Time Deposit 5.360%, 07/02/07	177	177
National Bank of Canada Time Deposit 5.360%, 07/03/07	177	177
Wells Fargo Time Deposit 5.281%, 07/02/07	634	634
TOTAL SECURITIES LENDING COLLATERAL (Cost $32,368)		32,368
TOTAL INVESTMENTS — 100.0% (Cost $206,341)		$227,962

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INTERNATIONAL EQUITY FUND

	Number of Shares	Value (000)†
COMMON STOCK — 87.4%
Australia — 5.5%
Aristocrat Leisure Ltd.	459,480	$5,587
Australia & New Zealand Banking Group Ltd.	311,200	7,643
Woolworths Ltd.	261,568	5,978
		19,208
Belgium — 3.8%
Colruyt NV	19,425	4,055
InBev NV	116,700	9,243
		13,298
Brazil — 2.0%
Banco Itau Holding Financeira SA ADR	111,750	4,966
Companhia Vale do Rio Doce ADR	38,300	1,706
Souza Cruz S.A.	9,200	221
		6,893
France — 3.2%
Air Liquide SA	27,800	3,648
M6 Metropole Television	51,900	1,687
Total SA	74,100	6,008
		11,343
India — 4.9%
HDFC Bank Ltd	41,200	1,149
HDFC Bank Ltd. ADR	118,850	10,014
Housing Development Finance Corp. Ltd.	119,500	5,967
		17,130
Ireland — 4.4%
Anglo Irish Bank Corp. Plc	327,136	6,653
Anglo Irish Bank Corp. Plc	431,399	8,854
		15,507
Japan — 6.2%
Millea Holdings, Inc.	252,900	10,397
Park24 Co., Ltd.	334,700	3,360
Toyota Motor Corp.	126,100	7,953
		21,710
Mexico — 4.9%
America Movil S.A.B de C.V. Series L	547,994	1,696
America Movil S.A.B. de C.V., Series L ADR	136,500	8,453
Grupo Modelo, S.A. de C.V.Series C	1,320,500	7,144
		17,293
Netherlands Antilles — 2.0%
TNT Post Group NV	153,200	6,917
Norway — 3.0%
Orkla ASA	558,000	10,521
Singapore — 1.4%
Jardine Matheson Holdings Ltd.*	203,200	4,840
South Africa — 2.0%
MassMart Holdings Ltd.	164,500	2,004
Remgro Ltd.	190,700	5,081
		7,085

	Number of Shares	Value (000)†
Spain — 8.5%
Banco Bilbao Vizcaya Argentaria, S.A.	549,600	$13,440
Banco Santander Central Hispano SA	133,600	2,456
Bolsas y Mercados Espanoles	72,100	4,209
Enagas	233,600	5,769
Red Electrica de Espana	78,768	3,692
		29,566
Sweden — 1.2%
Atlas Copco AB-Class B	112,000	1,769
Sandvik AB	117,100	2,380
		4,149
Switzerland — 12.7%
EFG International	17,511	805
Kuehne & Nagel International AG	97,275	8,959
Lindt & Spruengli AG	918	2,494
Nestle AG	21,665	8,232
Novartis AG	16,100	904
Novartis AG ADR#	165,700	9,291
Roche Holding AG	76,900	13,626
		44,311
Taiwan — 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	367,610	4,092
United Kingdom — 20.5%
British American Tobacco Plc	564,508	19,253
Diageo Plc	374,423	7,782
Imperial Tobacco Group Plc	199,550	9,200
Reckitt Benckiser Plc	132,010	7,227
Rolls-Royce Group, Plc	372,600	4,012
Royal Bank of Scotland Group Plc	584,077	7,391
SABMiller Plc	206,800	5,236
Tesco Plc*	1,365,786	11,427
		71,528
TOTAL COMMON STOCK (Cost $218,453)		305,391
WARRANTS — 4.1%
CLSA Financial-CW10 Bharti Televentures*	584,600	12,007
CLSA Financial-CW10 HDFC Bank Ltd.*	73,185	2,062
JPM International-CW09 HDFC Corp Ltd.*	4,400	220
TOTAL WARRANTS (Cost $9,334)		14,289
SHORT-TERM INVESTMENTS — 4.3%
BlackRock Provident Institutional Funds - TempCash	7,505,717	7,506
BlackRock Provident Institutional Funds - TempFund	7,505,716	7,505
TOTAL SHORT-TERM INVESTMENTS (Cost $15,011)		15,011

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

INTERNATIONAL EQUITY FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 4.2%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$133	$133
Barclays Time Deposit 5.360%, 07/02/07	80	80
Dexia Time Deposit 5.420%, 07/02/07	80	80
Institutional Money Market Trust 5.293%, 07/02/07	13,863	13,863
IXIS Time Deposit 5.360%, 07/02/07	80	80
National Bank of Canada Time Deposit 5.360%, 07/03/07	80	80
Wells Fargo Time Deposit 5.281%, 07/02/07	286	286
TOTAL SECURITIES LENDING COLLATERAL (Cost $14,602)		14,602
TOTAL INVESTMENTS 100.0% (Cost $257,400)		$349,293

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value (000)†
Automobiles & Related	2.6%	$7,953
Banking	20.8%	63,370
Broadcast/Media	0.6%	1,687
Consumer Products	13.5%	41,137
Diversified Operations	6.7%	20,442
Electronic Components & Semiconductors	1.3%	4,092
Energy Resources & Services	3.1%	9,461
Finance	3.3%	10,176
Food & Beverages	12.1%	36,900
Insurance	3.4%	10,397
Manufacturing	3.7%	11,368
Metals & Mining	1.3%	4,086
Oil & Gas	3.2%	9,656
Pharmaceuticals	7.8%	23,820
Retail	7.0%	21,460
Telecommunications	3.3%	10,150
Transportation & Related Services	6.3%	19,236
	100.0%	$305,391

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (Unaudited)

REIT FUND

	Number of Shares	Value (000)†
REAL ESTATE INVESTMENT TRUSTS — 77.2%
Apartments — 15.8%
Archstone-Smith Trust#	54,326	$3,211
AvalonBay Communities, Inc.#	31,700	3,769
BRE Properties, Inc.	25,600	1,518
Camden Property Trust	30,000	2,009
Equity Residential Properties Trust#	38,600	1,761
GMH Communities Trust	61,100	592
UDR, Inc.	58,800	1,546
		14,406
Diversified Operations — 6.0%
Colonial Properties Trust	27,000	984
Vornado Realty Trust#	41,300	4,536
		5,520
Factory Outlets — 0.7%
Tanger Factory Outlet Centers, Inc.#	18,300	685
Hotels & Resorts — 7.4%
DiamondRock Hospitality Co.	59,700	1,139
Host Hotels & Resorts, Inc.#	149,969	3,467
Lasalle Hotel Properties	22,700	986
Starwood Hotels & Resorts Worldwide, Inc.	16,900	1,134
		6,726
Industrial — 6.0%
AMB Property Corp.	38,500	2,049
Prologis#	60,500	3,442
		5,491
Manufactured Homes — 0.9%
Equity Lifestyle Properties, Inc.	15,300	799
Mixed Industrial/Office — 2.0%
Digital Realty Trust, Inc.	23,800	897
PS Business Parks, Inc.	14,000	887
		1,784
Office Property — 12.6%
Alexandria Real Estate Equities Inc.#	12,900	1,249
BioMed Realty Trust, Inc.	17,300	435
Boston Properties, Inc.#	32,400	3,309
Brookfield Properties Corp.	85,650	2,082
Corporate Office Properties Trust	44,400	1,821
Kilroy Realty Corp.	2,000	142
SL Green Realty Corp.#	19,900	2,465
		11,503
Regional Malls — 13.0%
General Growth Properties, Inc.	61,300	3,246
Simon Property Group, Inc.	74,100	6,894
Taubman Centers, Inc.	34,800	1,726
		11,866
Storage — 3.6%
Public Storage#	43,315	3,328

	Number of Shares	Value (000)†
Strip Centers — 9.2%
Acadia Realty Trust	8,900	$231
Developers Diversified Realty Corp.	21,300	1,123
Federal Realty Investment Trust	22,100	1,707
Kimco Realty Corp.#	59,300	2,258
Kite Realty Group Trust	38,300	729
Regency Centers Corp.	33,700	2,376
		8,424
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $67,020)		70,532
SHORT-TERM INVESTMENTS — 0.6%
BlackRock Provident Institutional Funds — TempCash	257,052	257
BlackRock Provident Institutional Funds — TempFund	257,051	257
TOTAL SHORT-TERM INVESTMENTS (Cost $514)		514
	Par (000)
SECURITIES LENDING COLLATERAL — 22.2%
Bank of Montreal Time Deposit 5.320%, 07/02/07	$185	185
Barclays Time Deposit 5.360%, 07/02/07	111	111
Dexia Time Deposit 5.420%, 07/02/07	111	111
Institutional Money Market Trust 5.293%, 07/02/07	19,276	19,276
IXIS Time Deposit 5.360%, 07/02/07	111	111
National Bank of Canada Time Deposit 5.360%, 07/03/07	111	111
Wells Fargo Time Deposit 5.281%, 07/02/07	398	398
TOTAL SECURITIES LENDING COLLATERAL (Cost $20,303)		20,303
TOTAL INVESTMENTS — 100.0% (Cost $87,837)		$91,349

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of the financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2007

(Amounts in thousands, except share amounts)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value (including $0, $13,318, $46,782 and $0 of securities on loan, respectively)	$94,991	$62,938	$217,542	$91,444
Interest, dividends and reclaims receivable	1,012	397	1,672	1,547
Receivable for investment securities sold	—	—	—	267
Receivable for capital stock sold	34	299	1,042	182
Other assets	1	1	2	2
Total Assets	96,038	63,635	220,258	93,442
LIABILITIES
Obligation to return securities lending collateral	—	13,555	47,547	—
Payable for investment securities purchased	2,435	—	—	1,854
Payable for capital stock redeemed	9	—	—	3
Dividends payable	370	—	—	—
Payable to the investment adviser	15	12	46	38
Payable to The Penn Mutual Life Insurance Co.	34	18	63	35
Other liabilities	16	10	26	30
Total Liabilities	2,879	13,595	47,682	1,960
NET ASSETS	$93,159	$50,040	$172,576	$91,482
Shares outstanding, $0.10 par value, 500 million shares authorized	93,156,929
Shares outstanding, $0.10 par value, 250 million shares authorized			16,598,033	11,153,436
Shares outstanding, $0.0001 par value, 250 million shares authorized		4,779,619
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.47	$10.40	$8.20
Investments at cost	$94,991	$63,176	$219,079	$90,833
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
ASSETS
Investments at value (including $269,269, $18,636, $30,751 and $7,182 of securities on loan, respectively)	$1,756,950	$169,010	$269,437	$38,180
Interest, dividends and reclaims receivable	4,752	181	399	27
Receivable for investment securities sold	4,063	748	1,472	—
Receivable for capital stock sold	661	47	367	—
Other assets	20	2	4	—
Total Assets	1,766,446	169,988	271,679	38,207
LIABILITIES
Obligation to return securities lending collateral	276,480	19,249	31,666	7,444
Payable for investment securities purchased	4,208	1,036	1,382	—
Payable for capital stock redeemed	35	359	—	63
Payable to the investment adviser	731	78	118	14
Payable to The Penn Mutual Life Insurance Co.	543	55	89	12
Other liabilities	127	33	56	10
Total Liabilities	282,124	20,810	33,311	7,543
NET ASSETS	$1,484,322	$149,178	$238,368	$30,664
Shares outstanding, $0.10 par value, 250 million shares authorized	55,006,435	9,380,663	11,528,349
Shares outstanding, $0.0001 par value, 250 million shares authorized				2,631,907
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.98	$15.90	$20.68	$11.65
Investments at cost	$1,545,429	$142,194	$234,541	$34,748

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2007

(Amounts in thousands, except share amounts)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
ASSETS
Investments at value (including $27,742, $18,932, $30,327 and $13,179 of securities on loan, respectively)	$292,205	$115,435	$170,274	$64,608
Interest, dividends and reclaims receivable	295	32	188	95
Receivable for investment securities sold	165	1,205	1,711	184
Receivable for capital stock sold	285	10	3	26
Other assets	12	1	2	1
Total Assets	292,962	116,683	172,178	64,914
LIABILITIES
Obligation to return securities lending collateral	28,749	19,499	31,588	13,626
Payable for investment securities purchased	390	806	2,420	1,002
Payable for capital stock redeemed	223	192	99	339
Future variation margin payable	4	—	—	—
Payable to the investment adviser	15	55	64	30
Payable to The Penn Mutual Life Insurance Co.	99	34	52	18
Other liabilities	49	16	35	14
Total Liabilities	29,529	20,602	34,258	15,029
NET ASSETS	$263,433	$96,081	$137,920	$49,885
Shares outstanding, $0.0001 par value, 250 million shares authorized	25,223,618	9,923,918	9,245,380	3,386,125
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.44	$9.68	$14.92	$14.73
Investments at cost	$252,426	$97,475	$153,757	$55,519
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
ASSETS
Investments at value (including $27,283, $30,957, $14,113 and $19,675 of securities on loan, respectively)	$135,178	$227,962	$349,293	$91,349
Interest, dividends and reclaims receivable	46	214	1,147	234
Receivable for investment securities sold	181	2,568	10,215	324
Receivable for capital stock sold	17	1,000	5	1,698
Net unrealized appreciation of forward foreign currency contracts	—	—	2,508	—
Other assets	2	3	33	1
Total Assets	135,424	231,747	363,201	93,606
LIABILITIES
Obligation to return securities lending collateral	28,799	32,368	14,602	20,303
Payable for investment securities purchased	2,288	4,226	6,504	131
Payable for capital stock redeemed	149	15	1,337	99
Payable to the investment adviser	63	137	236	43
Payable to The Penn Mutual Life Insurance Co.	39	72	123	29
Net unrealized depreciation of forward foreign currency contracts	—	—	3,618	—
Other liabilities	18	26	120	15
Total Liabilities	31,356	36,844	26,540	20,620
NET ASSETS	$104,068	$194,903	$336,661	$72,986
Shares outstanding, $0.10 par value, 250 million shares authorized	4,814,581	10,422,429	12,693,589
Shares outstanding, $0.0001 par value, 250 million shares authorized				4,372,219
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.62	$18.70	$26.52	$16.69
Investments at cost	$112,388	$206,341	$257,400	$87,837

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2007

(Amounts in thousands)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	—	—	—	$102
Interest	$2,297	$1,159	$4,242	3,345
Income from securities lending	—	6	34	—
Foreign tax withheld	—	—	—	—
Total Investment Income	2,297	1,165	4,276	3,447
EXPENSES
Investment advisory fees	85	69	272	226
Administration fees	64	35	124	68
Accounting fees	30	16	51	31
Director fees and expenses	1	1	2	1
Custodian fees and expenses	6	5	11	12
Pricing fees	5	4	6	25
Other expenses.	15	8	29	16
Total Expenses	206	138	495	379
Net Investment Income (Loss)	2,091	1,027	3,781	3,068
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	(69)	8	1,974
Net realized foreign exchange gain (loss)	—	17	—	3
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	(136)	(2,421)	(1,430)
Net Gain (Loss) on Investment Securities and Foreign Currency	—	(188)	(2,413)	547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,091	$839	$1,368	$3,615
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$11,084	$954	$2,470	$201
Interest	10,863	105	143	15
Income from securities lending	181	15	23	4
Foreign tax withheld	(104)	(33)	(38)	(4)
Total Investment Income	22,024	1,041	2,598	216
EXPENSES
Investment advisory fees	4,181	444	702	82
Administration fees	1,045	105	175	22
Accounting fees	209	45	69	14
Director fees and expenses	16	2	3	—
Custodian fees and expenses	81	23	22	3
Pricing fees	11	13	5	3
Other expenses	225	23	41	6
Total Expenses	5,768	655	1,017	130
Less: Fees paid indirectly	14	2	12	5
Net Expenses	5,754	653	1,005	125
Net Investment Income (Loss)	16,270	388	1,593	91
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	54,518	5,424	15,106	832
Net realized foreign exchange gain (loss)	(35)	(17)	—	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	29,899	5,527	(4,080)	691
Net Gain (Loss) on Investment Securities and Foreign Currency	84,382	10,934	11,026	1,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,652	$11,322	$12,619	$1,614

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2007

(Amounts in thousands)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
INVESTMENT INCOME
Dividends	$2,397	$62	$1,396	$319
Interest	76	30	42	55
Income from securities lending	23	17	55	7
Foreign tax withheld	—	—	(8)	—
Total Investment Income	2,496	109	1,485	381
EXPENSES
Investment advisory fees	89	313	363	166
Administration fees	192	67	99	34
Accounting fees	74	31	43	16
Director fees and expenses	3	1	2	1
Custodian fees and expenses	21	18	16	12
Pricing fees	13	4	4	3
Other expenses	52	16	22	8
Total Expenses	444	450	549	240
Less: Expense waivers	—	3	—	—
Less: Fees paid indirectly	—	22	28	1
Net Expenses	444	425	521	239
Net Investment Income (Loss)	2,052	(316)	964	142
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	257	6,170	10,769	2,713
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,540	6,148	497	2,040
Net Gain (Loss) on Investment Securities and Foreign Currency	14,797	12,318	11,266	4,753
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,849	$12,002	$12,230	$4,895
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$183	$1,849	$5,213	$1,427
Interest	28	149	327	36
Income from securities lending	49	26	6	7
Foreign tax withheld	—	—	(377)	(3)
Total Investment Income	260	2,024	5,169	1,467
EXPENSES
Investment advisory fees	379	798	1,335	272
Administration fees	77	141	235	58
Accounting fees	36	57	104	27
Director fees and expenses	1	2	3	1
Custodian fees and expenses	9	30	94	7
Pricing fees	4	7	17	3
Other expenses	20	32	49	12
Total Expenses	526	1,067	1,837	380
Less: Fees paid indirectly	—	—	26	—
Net Expenses	526	1,067	1,811	380
Net Investment Income (Loss)	(266)	957	3,358	1,087
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	571	12,648	18,164	4,651
Net realized foreign exchange gain (loss)	—	—	(196)	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	7,262	(3,274)	6,529	(12,179)
Net Gain (Loss) on Investment Securities and Foreign Currency	7,833	9,374	24,497	(7,528)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,567	$10,331	$27,855	$(6,441)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,091	$3,475	$1,027	$1,781
Net realized gain (loss) on investment transactions	—	3	(69)	(232)
Net realized foreign exchange gain (loss)	—	—	17	19
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(136)	226
Net Increase (Decrease) in Net Assets Resulting from Operations	2,091	3,478	839	1,794
Distributions From:
Net investment income	(2,091)	(3,475)	—	(1,697)
Total Distributions	(2,091)	(3,475)	—	(1,697)
Capital Share Transactions (1):
Shares issued	39,359	57,903	8,396	12,093
Shares issued in lieu of cash distributions	1,721	3,475	—	1,697
Shares redeemed	(24,271)	(57,916)	(2,062)	(31,999)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,809	3,462	6,334	(18,209)
Total Increase (Decrease)	16,809	3,465	7,173	(18,112)
Net Assets
Beginning of Period	76,350	72,885	42,867	60,979
End of Period	$93,159	$76,350	$50,040	$42,867
Undistributed net investment income (loss)	$—	$—	$1,330	$303
(1) Shares Issued and Redeemed:
Shares issued	39,359	57,903	808	1,154
Shares issued in lieu of cash distributions	1,721	3,475	—	165
Shares redeemed	(24,271)	(57,916)	(198)	(3,096)
	16,809	3,462	610	(1,777)
	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,781	$6,870	$3,068	$5,901
Net realized gain (loss) on investment transactions	8	(834)	1,974	9
Net realized foreign exchange gain (loss)	—	98	3	9
Net change in unrealized appreciation (depreciation) of investments and contracts and foreign currency	(2,421)	1,518	(1,430)	2,224
Net Increase (Decrease) in Net Assets Resulting from Operations	1,368	7,652	3,615	8,143
Distributions From:
Net investment income	—	(6,033)	—	(4,917)
Total Distributions	—	(6,033)	—	(4,917)
Capital Share Transactions (1):
Shares issued	15,758	27,048	11,820	12,250
Shares issued in lieu of cash distributions	—	6,033	—	4,917
Shares redeemed	(5,220)	(35,295)	(12,156)	(17,710)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,538	(2,214)	(336)	(543)
Total Increase (Decrease)	11,906	(595)	3,279	2,683
Net Assets
Beginning of Period	160,670	161,265	88,203	85,520
End of Period	$172,576	$160,670	$91,482	$88,203
Undistributed net investment income (loss)	$5,039	$1,258	$4,056	$988
(1) Shares Issued and Redeemed:
Shares issued	1,515	2,617	1,456	1,563
Shares issued in lieu of cash distributions	—	583	—	626
Shares redeemed	(502)	(3,449)	(1,503)	(2,260)
	1,013	(249)	(47)	(71)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Flexibly Managed Fund		Growth Stock Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss).	$16,270	$25,775	$388	$463
Net realized gain (loss) on investment transactions	54,518	165,638	5,424	5,446
Net realized foreign exchange gain (loss)	(35)	(26)	(17)	(36)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	29,899	(18,295)	5,527	9,171
Net Increase (Decrease) in Net Assets Resulting from Operations	100,652	173,092	11,322	15,044
Distributions From:
Net investment income.	—	(20,747)	—	(300)
Net short-term gains	—	(1,908)	—	—
Net long-term gains	—	(177,675)	—	—
Total Distributions	—	(200,330)	—	(300)
Capital Share Transactions (1):
Shares issued	91,825	145,778	11,843	22,183
Shares issued in lieu of cash distributions	—	200,330	—	300
Shares redeemed	(39,132)	(68,090)	(6,358)	(12,051)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	52,693	278,018	5,485	10,432
Total Increase (Decrease)	153,345	250,780	16,807	25,176
Net Assets
Beginning of Period	1,330,977	1,080,197	132,371	107,195
End of Period	$1,484,322	$1,330,977	$149,178	$132,371
Undistributed net investment income (loss)	$21,354	$5,084	$536	$148
(1) Shares Issued and Redeemed:
Shares issued	3,526	5,422	780	1,655
Shares issued in lieu of cash distributions	—	7,898	—	20
Shares redeemed	(1,501)	(2,547)	(417)	(889)
	2,025	10,773	363	786
	Large Cap Value Fund		Large Cap Growth Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,593	$3,071	$91	$101
Net realized gain (loss) on investment transactions	15,106	13,472	832	392
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and contracts and foreign currency	(4,080)	21,099	691	506
Net Increase (Decrease) in Net Assets Resulting from Operations	12,619	37,642	1,614	999
Distributions From:
Net investment income	—	(2,403)	—	(70)
Net short-term gains	—	(882)	—	(25)
Net long-term gains	—	(10,005)	—	(274)
Total Distributions	—	(13,290)	—	(369)
Capital Share Transactions (1):
Shares issued	6,828	11,420	2,735	6,823
Shares issued in lieu of cash distributions	—	13,290	—	369
Shares redeemed	(15,348)	(30,112)	(3,667)	(5,087)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,520)	(5,402)	(932)	2,105
Total Increase (Decrease)	4,099	18,950	682	2,735
Net Assets
Beginning of Period	234,269	215,319	29,982	27,247
End of Period	$238,368	$234,269	$30,664	$29,982
Undistributed net investment income (loss)	$2,284	$691	$131	$40
(1) Shares Issued and Redeemed:
Shares issued	341	597	242	629
Shares issued in lieu of cash distributions	—	679	—	33
Shares redeemed	(765)	(1,584)	(324)	(473)
	(424)	(308)	(82)	189

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Index 500 Fund		Mid Cap Growth Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,052	$3,800	$(316)	$(81)
Net realized gain (loss) on investment transactions	257	(3,527)	6,170	7,823
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,540	33,685	6,148	(2,600)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,849	33,958	12,002	5,142
Distributions From:
Net investment income	—	(3,021)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of capital....	—	—	—	—
Total Distributions	—	(3,021)	—	—
Capital Share Transactions (1):
Shares issued	11,110	20,110	6,163	13,755
Shares issued in lieu of cash distributions	—	3,021	—	—
Shares redeemed	(14,700)	(38,016)	(7,498)	(14,657)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,590)	(14,885)	(1,335)	(902)
Total Increase (Decrease)	13,259	16,052	10,667	4,240
Net Assets
Beginning of Period	250,174	234,122	85,414	81,174
End of Period	$263,433	$250,174	$96,081	$85,414
Undistributed net investment income (loss)	$2,866	$814	$(316)	$—
(1) Shares Issued and Redeemed:
Shares issued	1,100	2,210	675	1,636
Shares issued in lieu of cash distributions	—	308	—	—
Shares redeemed	(1,451)	(4,230)	(835)	(1,782)
	(351)	(1,712)	(160)	(146)
	Mid Cap Value Fund		Strategic Value Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$964	$985	$142	$242
Net realized gain (loss) on investment transactions	10,769	8,489	2,713	3,610
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and contracts and foreign currency	497	3,265	2,040	922
Net Increase (Decrease) in Net Assets Resulting from Operations	12,230	12,739	4,895	4,774
Distributions From:
Net investment income	—	(768)	—	(191)
Net short-term gains	—	(1,713)	—	(223)
Net long-term gains.	—	(5,051)	—	(4,086)
Total Distributions	—	(7,532)	—	(4,500)
Capital Share Transactions (1):
Shares issued	10,168	16,930	6,446	7,450
Shares issued in lieu of cash distributions	—	7,532	—	4,500
Shares redeemed	(9,840)	(16,608)	(5,072)	(13,704)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	328	7,854	1,374	(1,754)
Total Increase (Decrease)	12,558	13,061	6,269	(1,480)
Net Assets
Beginning of Period	125,362	112,301	43,616	45,096
End of Period	$137,920	$125,362	$49,885	$43,616
Undistributed net investment income (loss)	$1,192	$228	$210	$68
(1) Shares Issued and Redeemed:
Shares issued	708	1,252	452	553
Shares issued in lieu of cash distributions	—	558	—	343
Shares redeemed	(687)	(1,247)	(363)	(1,028)
	21	563	89	(132)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(266)	$(310)	$957	$477
Net realized gain (loss) on investment transactions	571	4,036	12,648	17,237
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	7,262	(5,244)	(3,274)	9,404
Net Increase (Decrease) in Net Assets Resulting from Operations	7,567	(1,518)	10,331	27,118
Distributions From:
Net investment income	—	—	—	(478)
Net short-term gains	—	—	—	(3,175)
Net long-term gains	—	—	—	(10,726)
Total Distributions	—	—	—	(14,379)
Capital Share Transactions (1):
Shares issued	2,868	16,537	11,476	17,144
Shares issued in lieu of cash distributions	—	—	—	14,379
Shares redeemed	(12,747)	(19,668)	(9,046)	(18,725)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,879)	(3,131)	2,430	12,798
Total Increase (Decrease)	(2,312)	(4,649)	12,761	25,537
Net Assets
Beginning of Period	106,380	111,029	182,142	156,605
End of Period	$104,068	$106,380	$194,903	$182,142
Undistributed net investment income (loss)	$(266)	$—	$957	$—
(1) Shares Issued and Redeemed:
Shares issued	140	793	625	967
Shares issued in lieu of cash distributions	—	—	—	820
Shares redeemed	(621)	(956)	(496)	(1,063)
	(481)	(163)	129	724
	International Equity Fund		REIT Fund
	Six Months Ended 6/30/07	Year Ended 12/31/06	Six Months Ended 6/30/07	Year Ended 12/31/06
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,358	$2,686	$1,087	$878
Net realized gain (loss) on investment transactions	18,164	36,426	4,651	6,265
Net realized foreign exchange gain (loss)	(196)	(1,203)	—	—
Net change in unrealized appreciation (depreciation) of investments and contracts and foreign currency	6,529	26,891	(12,179)	8,570
Net Increase (Decrease) in Net Assets Resulting from Operations	27,855	64,800	(6,441)	15,713
Distributions From:
Net investment income.	—	(3,974)	—	(690)
Net short-term gains	—	(1,260)	—	(574)
Net long-term gains	—	(26,521)	—	(4,682)
Total Distributions	—	(31,755)	—	(5,946)
Capital Share Transactions (1):
Shares issued	28,657	49,258	12,731	18,758
Shares issued in lieu of cash distributions	—	31,755	—	5,946
Shares redeemed	(14,350)	(20,506)	(5,094)	(5,803)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,307	60,507	7,637	18,901
Total Increase (Decrease)	42,162	93,552	1,196	28,668
Net Assets
Beginning of Period	294,499	200,947	71,790	43,122
End of Period	$336,661	$294,499	$72,986	$71,790
Undistributed net investment income (loss)	$1,264	$(2,094)	$1,275	$188
(1) Shares Issued and Redeemed:
Shares issued	1,125	2,083	686	1,082
Shares issued in lieu of cash distributions	—	1,322	—	331
Shares redeemed	(569)	(877)	(281)	(336)
	556	2,528	405	1,077

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.02		0.05	0.03	0.01	0.01	0.02
Total from investment operations	0.02		0.05	0.03	0.01	0.01	0.02
Less distributions:
Net investment income	(0.02)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return [1]	2.44	%#	4.66%	2.81%	0.96%	0.86%	1.65%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$93,159		$76,350	$72,885	$81,743	$99,949	$149,429
Ratio of total expenses to average net assets	0.48	%*	0.50%	0.50%	0.53%	0.50%	0.47%
Ratio of net investment income (loss) to average net assets	4.90	%*	4.57%	2.74%	0.92%	0.89%	1.62%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.28		$10.25	$10.45	$10.57	$10.70	$10.35
Income from investment operations:
Net investment income (loss)	0.21		0.45	0.37	0.37	0.43	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.02)		0.01	(0.15)	(0.12)	(0.12)	0.41
Total from investment operations	0.19		0.46	0.22	0.25	0.31	0.65
Less distributions:
Net investment income	—		(0.43)	(0.42)	(0.37)	(0.43)	(0.24)
Net realized gains	—		—	—	—	(0.01)	(0.06)
Total distributions	—		(0.43)	(0.42)	(0.37)	(0.44)	(0.30)
Net asset value, end of period	$10.47		$10.28	$10.25	$10.45	$10.57	$10.70
Total return [1]	1.85	%#	4.49%	2.14%	2.32%	2.90%	6.25%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$50,040		$42,867	$60,979	$46,219	$43,545	$42,941
Ratio of total expenses to average net assets	0.60	%*	0.62%	0.61%	0.62%	0.60%	0.63%
Ratio of net investment income (loss) to average net assets	4.45	%*	3.91%	3.42%	3.52%	3.62%	3.16%
Portfolio turnover rate	26	%#	78%	300%	35%	27%	224%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.31		$10.18	$10.54	$10.51	$10.50	$10.39
Income from investment operations:
Net investment income (loss)	0.22		0.46	0.40	0.45	0.48	0.42
Net realized and unrealized gain on investment transactions	(0.13)		0.08	(0.14)	0.03	0.16	0.13
Total from investment operations	0.09		0.54	0.26	0.48	0.64	0.55
Less distributions:
Net investment income	—		(0.41)	(0.45)	(0.45)	(0.48)	(0.42)
Net realized gains	—		—	(0.17)	— (a)	(0.15)	(0.02)
Total distributions	—		(0.41)	(0.62)	(0.45)	(0.63)	(0.44)
Net asset value, end of period	$10.40		$10.31	$10.18	$10.54	$10.51	$10.50
Total return [1]	0.87	%#	5.25%	2.50%	4.59%	6.18%	5.28%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$172,576		$160,670	$161,265	$172,734	$172,099	$156,206
Ratio of total expenses to average net assets	0.60	%*	0.61%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.58	%*	4.43%	3.72%	4.07%	4.36%	4.19%
Portfolio turnover rate	41	%#	139%	614%	230%	215%	499%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$7.88		$7.59	$7.91	$7.70	$6.78	$7.25
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.55	0.57	0.61	0.64	0.70
Net realized and unrealized gain (loss) on investment transactions	0.04		0.20	(0.33)	0.21	0.92	(0.46)
Total from investment operations	0.32		0.75	0.24	0.82	1.56	0.24
Less distributions:
Net investment income	—		(0.46)	(0.56)	(0.61)	(0.64)	(0.71)
Net asset value, end of period	$8.20		$7.88	$7.59	$7.91	$7.70	$6.78
Total return [1]	4.06	%#	9.97%	3.11%	10.71%	23.13%	3.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$91,482		$88,203	$85,520	$85,957	$82,316	$63,212
Ratio total of expenses to average net assets	0.84	%*	0.85%	0.86%	0.86%	0.86%	0.83%
Ratio of net investment income (loss) to average net assets	6.79	%*	6.91%	7.01%	7.35%	8.55%	9.29%
Portfolio turnover rate	40	%#	65%	64%	68%	88%	80%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$25.12		$25.59	$25.96	$23.64	$18.75	$20.03
Income from investment operations:
Net investment income (loss)	0.29		0.54	0.40	0.47	0.42	0.56
Net realized and unrealized gain (loss) on investment transactions	1.57		3.33	1.65	3.83	5.17	(0.39)
Total from investment operations	1.86		3.87	2.05	4.30	5.59	0.17
Less distributions:
Net investment income	—		(0.44)	(0.40)	(0.47)	(0.42)	(0.56)
Net realized gains	—		(3.90)	(2.02)	(1.51)	(0.28)	(0.89)
Total distributions	—		(4.34)	(2.42)	(1.98)	(0.70)	(1.45)
Net asset value, end of period	$26.98		$25.12	$25.59	$25.96	$23.64	$18.75
Total return [1]	7.40	%#	15.37%	7.84%	18.58%	29.92%	0.87	%(a)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,484,322		$1,330,977	$1,080,197	$929,480	$705,627	$526,569
Ratio of net expenses to average net assets	0.83	%*	0.83%	0.84%	0.85%	0.86%	0.85%
Ratio of total expenses to average net assets	0.83	%*	0.84%	0.84%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets	2.33	%*	2.16%	1.56%	2.02%	2.11%	2.71	%(a)
Portfolio turnover rate	27	%#	57%	30%	22%	25%	31%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  For the year ended December 31, 2002, the presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

GROWTH STOCK FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.68		$13.02	$12.28	$11.02	$9.81	$15.07
Income from investment operations:
Net investment income (loss)	0.04		0.05	0.02	0.05	—	(0.03)
Net realized and unrealized gain (loss) on investment transactions	1.18		1.64	0.73	1.26	1.21	(5.23)
Total from investment operations	1.22		1.69	0.75	1.31	1.21	(5.26)
Less distributions:
Net investment income	—		(0.03)	(0.01)	—	—	—
Net realized gains	—		—	—	(0.05)	—	—
Total distributions	—		(0.03)	(0.01)	(0.05)	—	—
Net asset value, end of period	$15.90		$14.68	$13.02	$12.28	$11.02	$9.81
Total return [1]	8.31	%#	13.01%	6.14%	11.90%	12.36%	(34.90%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,178		$132,371	$107,195	$95,242	$97,751	$102,418
Ratio of net expenses to average net assets	0.93	%*	0.96%	0.98%	0.97%	0.97%	0.92%
Ratio of total expenses to average net assets...	0.94	%*	0.97%	0.98%	0.97%	0.97%	0.93%
Ratio of net investment income (loss) to average net assets	0.56	%*	0.40%	0.15%	0.47%	0.02%	(0.21%)
Portfolio turnover rate	20	%#	43%	44%	185%	578%	774%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$19.60		$17.56	$18.45	$17.59	$13.97	$16.97
Income from investment operations:
Net investment income (loss)	0.14		0.27	0.23	0.26	0.25	0.25
Net realized and unrealized gain (loss) on investment transactions	0.94		2.93	0.33	1.98	3.62	(2.80)
Total from investment operations	1.08		3.20	0.56	2.24	3.87	(2.55)
Less distributions:
Net investment income	—		(0.21)	(0.21)	(0.26)	(0.25)	(0.24)
Net realized gains	—		(0.95)	(1.24)	(1.12)	—	(0.21)
Total distributions	—		(1.16)	(1.45)	(1.38)	(0.25)	(0.45)
Net asset value, end of period	$20.68		$19.60	$17.56	$18.45	$17.59	$13.97
Total return [1]	5.51	%#	18.27%	3.00%	12.85%	27.76%	(14.96%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$238,368		$234,269	$215,319	$224,481	$227,906	$188,246
Ratio of net expenses to average net assets	0.86	%*	0.87%	0.88%	0.89%	0.90%	0.88%
Ratio of total expenses to average net assets	0.87	%*	0.88%	0.88%	0.89%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets	1.36	%*	1.37%	1.15%	1.38%	1.62%	1.51%
Portfolio turnover rate	43	%#	45%	45%	105%	40%	38%

*  Annualized.

#  Non-annualized.

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year or Period Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002**
Net asset value, beginning of period	$11.05		$10.79	$10.76	$10.53	$8.41	$10.00
Income from investment operations:
Net investment income (loss)	0.04		0.04	0.02	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	0.56		0.36	0.11	0.85	2.12	(1.59)
Total from investment operations	0.60		0.40	0.13	0.91	2.15	(1.56)
Less distributions:
Net investment income	—		(0.03)	(0.02)	(0.06)	(0.03)	(0.03)
Net realized gains	—		(0.11)	(0.08)	(0.62)	—	—
Total distributions	—		(0.14)	(0.10)	(0.68)	(0.03)	(0.03)
Net asset value, end of period	$11.65		$11.05	$10.79	$10.76	$10.53	$8.41
Total return [1]	5.43	%#	3.70%	1.20%	8.66%	25.61%	15.60	%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$30,664		$29,982	$27,247	$24,072	$16,099	$5,090
Ratio of net expenses to average net assets	0.84	%*	0.86%	0.89%	0.96%	1.00%	0.98	%*
Ratio of total expenses to average net assets	0.87	%*	0.88%	0.89%	0.96%	1.27%	2.11	%*
Ratio of net investment income (loss) to average net assets	0.61	%*	0.35%	0.19%	0.59%	0.51%	0.70	%*
Portfolio turnover rate	30	%#	38%	21%	114%	28%	35	%#

*  Annualized.

#  Non-annualized.

**  For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.78		$8.58	$8.34	$7.67	$6.05	$7.90
Income from investment operations:
Net investment income (loss)	0.08		0.15	0.14	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investment transactions	0.58		1.17	0.24	0.67	1.62	(1.85)
Total from investment operations	0.66		1.32	0.38	0.80	1.72	(1.76)
Less distributions:
Net investment income	—		(0.12)	(0.14)	(0.13)	(0.10)	(0.09)
Net realized gains	—		—	—	—	—	—
Total distributions	—		(0.12)	(0.14)	(0.13)	(0.10)	(0.09)
Net asset value, end of period	$10.44		$9.78	$8.58	$8.34	$7.67	$6.05
Total return [1]	6.75	%#	15.37%	4.48%	10.47%	28.41%	(22.28%)
Ratios/Supplemental data:
Net assets, end of period (in thousands) $263,433	$250,174		$234,122	$2	57,637	$234,020	$174,429
Ratio of net expenses to average net assets	0.35	%*	0.35%	0.35%	0.29%	0.25%	0.25%
Ratio of total expenses to average net assets	0.35	%*	0.37%	0.37%	0.37%	0.38%	0.36%
Ratio of net investment income (loss) to average net assets	1.61	%*	1.61%	1.52%	1.70%	1.47%	1.35%
Portfolio turnover rate	2	%#	6%	5%	1%	1%	3%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP GROWTH FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.47		$7.93	$7.05	$6.33	$4.24	$6.29
Income from investment operations:
Net investment income (loss)	(0.03)		(0.01)	(0.03)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	1.24		0.55	0.91	0.76	2.12	(2.02)
Total from investment operations	1.21		0.54	0.88	0.72	2.09	(2.05)
Less distributions:
Net investment income	—		—	—	—	—	—
Net realized gains	—		—	—	—	—	—
Net asset value, end of period	$9.68		$8.47	$7.93	$7.05	$6.33	$4.24
Total return [1]	14.29%		6.81%	12.48%	11.37%	49.29%	(32.59%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,081		$85,414	$81,174	$70,793	$65,052	$34,424
Ratio of net expenses to average net assets	0.95	%*	0.96%	1.00%	1.00%	1.00%	0.99%
Ratio of total expenses to average net assets	1.01	%*	1.02%	1.02%	1.03%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.71	%)*	(0.09%)	(0.43%)	(0.56%)	(0.59%)	(0.57%)
Portfolio turnover rate	61	%#	153%	156%	169%	154%	230%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$13.59		$12.97	$13.77	$13.05	$9.75	$10.83
Income from investment operations:
Net investment income (loss)	0.10		0.11	0.09	0.05	0.04	0.06
Net realized and unrealized gain (loss) on investment transactions	1.23		1.36	1.63	2.88	3.55	(1.08)
Total from investment operations	1.33		1.47	1.72	2.93	3.59	(1.02)
Less distributions:
Net investment income	—		(0.09)	(0.09)	(0.05)	(0.04)	(0.06)
Net realized gains	—		(0.76)	(2.43)	(2.16)	(0.25)	—
Total distributions	—		(0.85)	(2.52)	(2.21)	(0.29)	(0.06)
Net asset value, end of period	$14.92		$13.59	$12.97	$13.77	$13.05	$9.75
Total return [1]	9.79	%#	11.41%	12.33%	23.17%	36.84%	(9.42%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$137,920		$125,362	$112,301	$98,448	$81,042	$58,330
Ratio of net expenses to average net assets	0.79	%*	0.81%	0.85%	0.86%	0.86%	0.85%
Ratio of total expenses to average net assets	0.83	%*	0.84%	0.85%	0.86%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets	1.46	%*	0.82%	0.67%	0.40%	0.39%	0.55%
Portfolio turnover rate	36	%#	62%	100%	68%	64%	91%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

STRATEGIC VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year or Period Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002**
Net asset value, beginning of period	$13.23		$13.15	$12.91	$10.57	$8.54	$10.00
Income from investment operations:
Net investment income (loss)	0.04		0.08	0.07	0.05	0.07	0.03
Net realized and unrealized gain (loss) on investment transactions	1.46		1.48	1.00	2.51	2.07	(1.46)
Total from investment operations	1.50		1.56	1.07	2.56	2.14	(1.43)
Less distributions:
Net investment income	—		(0.06)	(0.06)	(0.05)	(0.07)	(0.03)
Net realized gains	—		(1.42)	(0.77)	(0.17)	(0.04)	—
Total distributions	—		(1.48)	(0.83)	(0.22)	(0.11)	(0.03)
Net asset value, end of period	$14.73		$13.23	$13.15	$12.91	$10.57	$8.54
Total return [1]	11.34	%#	12.23%	8.20%	24.25%	25.13%	(14.25	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$49,885		$43,616	$45,096	$30,485	$16,025	$7,417
Ratio of net expenses to average net assets	1.04	%*	1.06%	1.07%	1.14%	1.25%	1.24	%*
Ratio of total expenses to average net assets	1.04	%*	1.07%	1.07%	1.14%	1.26%	2.24	%*
Ratio of net investment income (loss) to average net assets	0.62	%*	0.56%	0.58%	0.47%	0.54%	0.82	%*
Portfolio turnover rate	21	%#	28%	25%	18%	17%	21	%#

*  Annualized.

#  Non-annualized.

**  For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$20.09		$20.34	$19.14	$17.48	$11.85	$20.46
Income from investment operations:
Net investment income (loss)	(0.06)		(0.06)	(0.13)	(0.16)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on investment transactions	1.59		(0.19)	1.33	1.82	5.76	(8.47)
Total from investment operations	1.53		(0.25)	1.20	1.66	5.63	(8.61)
Less distributions:
Net invesment income	—		—	—	—	—	—
Net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	—	—	—
Total distributions	—		—	—	—	—	—
Net asset value, end of period	$21.62		$20.09	$20.34	$19.14	$17.48	$11.85
Total return [1]	7.62	%#	(1.23%)	6.27%	9.50%	47.51%	(42.08%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$104,068		$106,380	$111,029	$113,579	$111,360	$74,681
Ratio of net expenses to average net assets	1.02	%*	1.02%	1.02%	1.06%	1.09%	1.05%
Ratio of total expenses to average net assets	1.02	%*	1.02%	1.02%	1.06%	1.09%	1.06%
Ratio of net investment income (loss) to average net assets	(0.52	%)*	(0.27%)	(0.67%)	(0.87%)	(0.94%)	(0.87%)
Portfolio turnover rate	61	%#	126%	137%	195%	191%	164%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$17.70		$16.37	$16.95	$18.20	$11.00	$14.38
Income from investment operations:
Net investment income (loss)	0.09		0.05	0.07	0.01	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.91		2.77	0.56	2.55	8.29	(2.37)
Total from investment operations	1.00		2.82	0.63	2.56	8.21	(2.42)
Less distributions:
Net investment income	—		(0.05)	(0.07)	(0.01)	—	—
Net realized gains	—		(1.44)	(1.14)	(3.80)	(1.01)	(0.96)
Total distributions	—		(1.49)	(1.21)	(3.81)	(1.01)	(0.96)
Net asset value, end of period	$18.70		$17.70	$16.37	$16.95	$18.20	$11.00
Total return [1]	5.65	%#	17.43%	3.67%	14.88%	74.85%	(16.76%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$194,903		$182,142	$156,605	$165,714	$148,700	$77,491
Ratio of net expenses to average net assets	1.14	%*	1.14%	1.14%	1.15%	1.15%	1.15%
Ratio of total expenses to average net assets	1.14	%*	1.14%	1.14%	1.17%	1.19%	1.16%
Ratio of net investment income (loss) to average net assets	1.02	%*	0.28%	0.40%	0.08%	(0.61%)	(0.38%)
Portfolio turnover rate	33	%#	59%	46%	142%	61%	54%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$24.27		$20.91	$17.98	$13.91	$10.53	$11.71
Income from investment operations:
Net investment income (loss)	0.27		0.28	0.15	0.24	0.19	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.98		5.98	2.86	3.92	3.27	(1.31)
Total from investment operations	2.25		6.26	3.01	4.16	3.46	(1.16)
Less distributions:
Net investment income	—		(0.38)	(0.08)	(0.09)	(0.08)	(0.02)
Net realized gains	—		(2.52)	—	—	—	—
Total distributions	—		(2.90)	(0.08)	(0.09)	(0.08)	(0.02)
Net asset value, end of period	$26.52		$24.27	$20.91	$17.98	$13.91	$10.53
Total return [1]	9.27	%#	30.34%	16.77%	30.01%	32.85%	(9.94%)
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$336,661		$294,499	$200,947	$165,509	$133,603	$104,645
Ratio of net expenses to average net assets	1.15	%*	1.19%	1.21%	1.22%	1.19%	1.23%
Ratio of total expenses to average net assets	1.17	%*	1.20%	1.21%	1.22%	1.19%	1.23%
Ratio of net investment income (loss) to average net assets	2.14	%*	1.10%	1.47%	1.61%	1.63%	1.35%
Portfolio turnover rate	23	%#	52%	40%	40%	59%	106%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2007		Year or Period Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002**
Net asset value, beginning of period	$18.10		$14.92	$14.33	$11.53	$9.00	$10.00
Income from investment operations:
Net investment income (loss)	0.24		0.24	0.20	0.37	0.36	0.25
Net realized and unrealized gain (loss) on investment transactions	(1.65)		4.57	1.66	3.69	2.83	(1.01)
Total from investment operations	(1.41)		4.81	1.86	4.06	3.19	(0.76)
Less distributions:
Net investment income	—		(0.19)	(0.30)	(0.41)	(0.37)	(0.24)
Net realized gains	—		(1.44)	(0.97)	(0.85)	(0.29)	—
Total distributions	—		(1.63)	(1.27)	(1.26)	(0.66)	(0.24)
Net asset value, end of period	$16.69		$18.10	$14.92	$14.33	$11.53	$9.00
Total return [1]	(7.79	%)#	32.41%	12.97%	35.53%	35.49%	(7.55	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,986		$71,790	$43,122	$31,247	$16,881	$5,507
Ratio of expenses to average net assets	0.98	%*	1.00%	1.02%	1.10%	1.25%	1.22	%*
Ratio of expenses to average net assets	0.98	%*	1.00%	1.02%	1.10%	1.34%	2.25	%*
Ratio of net investment income to average net assets	2.80	%*	1.56%	1.41%	3.06%	4.87%	5.31	%*
Portfolio turnover rate	33	%#	53%	54%	80%	69%	45	%#

*  Annualized.

#  Non-annualized.

**  For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

NEW ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. Management has evaluated the implications of FIN 48 on each of the Penn Series Funds and believes that its adoption will not have a material impact on their financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (FAS) No. 157, "Fair Value Measurements." FAS 57 is effective for fiscal years beginning after November 15, 2007. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Penn Series financial statements has not been determined.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Lord, Abbett & Co. LLC
ABN AMRO Asset Management, Inc.
Wells Capital Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Bjurman, Barry & Associates
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Prior to October 24, 2006, each of the Funds, except International Equity Fund, paid PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

$27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. JPMorgan Chase serves as foreign sub-custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee of 0.02% for the first $100 million of the average gross assets, and 0.01% in excess of $100 million.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Growth Stock	1.00%
Large Cap Growth	1.00%
Strategic Value	1.25%
Fund	Expense Limitation
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. As of June 30, 2007, the Index 500 Fund and the Mid Cap Growth Fund had administrative and corporate services fees in the amount of $19,847 and $17,256, respectively, that are subject to recapture by Penn Mutual through various periods ending December 31, 2009.

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

Total fees of $41,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2007. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2007 are as follows (amounts in thousands):

Money Market Fund	$1,958
Quality Bond Fund	3,231
High Yield Bond Fund	1,960
Flexibly Managed Fund	41,918
Growth Stock Fund	26,809
Large Cap Value Fund	6,880
Index 500 Fund	19,219
Mid Cap Growth Fund	5,704
Mid Cap Value	357
Strategic Value Fund	6,476
Small Cap Growth Fund	6,151
Small Cap Value Fund	8,579
International Equity Fund	35,220
REIT Fund	4,313

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for six months ended June 30, 2007 were as follows:

High Yield Bond Fund	$117
Flexibly Managed Fund	7,261
Mid Cap Value Fund	6,046

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2007, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$24,519	$8,670	$5,020	$2,185
Quality Bond Fund	69,148	41,866	38,196	24,085
High Yield Bond Fund	—	—	35,673	34,356
Flexibly Managed Fund	99,080	—	308,261	302,173
Growth Stock Fund	—	—	31,519	26,913
Large Cap Value Fund	—	—	99,491	106,529
Large Cap Growth Fund	—	—	8,866	9,454
Index 500 Fund	—	—	4,244	5,912
Mid Cap Growth Fund	—	—	54,073	56,910
Mid Cap Value Fund	—	—	47,656	47,212
Strategic Value Fund	—	—	10,459	9,434

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Small Cap Growth Fund	—	—	$59,136	$67,066
Small Cap Value Fund	—	—	62,326	60,303
International Equity Fund	—	—	88,913	70,893
REIT Fund	—	—	33,090	25,237

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the six months ended June 30, 2007 were as follows (amounts in thousands):

Flexibly Managed Fund	$14
Growth Stock Fund	2
Large Cap Value Fund	12
Large Cap Growth Fund	5
Mid Cap Growth Fund	22
Mid Cap Value Fund	28
Strategic Value Fund	1
International Equity Fund	26

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond	$219,225	$(219,225)	—
Quality Bond Fund	423,312	(423,312)	—
High Yield Bond Fund	4,358	(4,358)	—
Flexibly Managed Fund	(26,196)	26,196	—
Growth Stock Fund	(35,678)	(548,256)	$583,934
Mid Cap Growth Fund	80,926	—	(80,926)
Small Cap Growth Fund	310,440	—	(310,440)
Small Cap Value Fund	39,827	(39,827)	—
International Equity Fund	(638,677)	638,677	—

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2006 and 2005 were as follows (amounts in thousands):

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2006	$3,475	—	—	$3,475
2005	2,092	—	—	2,092
Limited Maturity Bond
2006	1,697	—	—	1,697
2005	2,306	—	$6	2,312
Quality Bond Fund
2006	6,033	—	—	6,033
2005	8,594	$541	$8	9,143
High Yield Bond Fund
2006	4,917	—	—	4,917
2005	5,977	—	—	5,977
Flexibly Managed Fund
2006	22,655	177,675	—	200,330
2005	21,642	71,601	—	93,243
Growth Stock Fund
2006	300	—	—	300
2005	115	—	—	115
Large Cap Value Fund
2006	3,285	10,005	—	13,290
2005	8,488	8,163	—	16,651
Large Cap Growth Fund
2006	95	274	—	369
2005	160	88	—	248
Index 500 Fund
2006	3,021	—	—	3,021
2005	3,629	—	—	3,629
Mid Cap Growth Fund
2006	—	—	—	—
2005	—	—	—	—
Mid Cap Value Fund
2006	2,481	5,051	—	7,532
2005	3,148	15,410	—	18,558
Strategic Value Fund
2006	414	4,086	—	4,500
2005	439	2,215	—	2,654
Small Cap Growth Fund
2006	—	—	—	—
2005	—	—	—	—
Small Cap Value Fund
2006	3,653	10,726	—	14,379
2005	8,926	1,909	—	10,835
International Equity Fund
2006	5,234	26,521	—	31,755
2005	726	—	—	726
REIT Fund
2006	1,264	4,682	—	5,946
2005	1,258	2,097	—	3,355

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14	—	—	$14
Limited Maturity Bond Fund	303	—	$(1,254)	(951)
Quality Bond Fund	1,258	—	(2,429)	(1,171)
High Yield Bond Fund	988	—	(10,018)	(9,030)
Flexibly Managed Fund	10,883	$12,743	—	23,626
Growth Stock Fund	157	—	(132,621)	(132,464)
Large Cap Value Fund	908	2,884	—	3,792
Large Cap Growth Fund	40	119	—	159
Index 500 Fund	814	—	(18,670)	(17,856)
Mid Cap Growth Fund	—	—	(11,302)	(11,302)
Mid Cap Value Fund	577	2,473	—	3,050
Strategic Value Fund	69	619	—	688
Small Cap Growth Fund	—	—	(60,821)	(60,821)
Small Cap Value Fund	1,389	4,739	—	6,128
International Equity Fund	6,267	5,152	—	11,419
REIT Fund	737	952	—	1,689

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2006, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on December 31,
	2008	2009	2010	2011	2012	2013	2014	Total
Limited Maturity Bond	—	—	—	$178	$16	$415	$645	$1,254
Quality Bond Fund	—	—	—	—	—		2,429	2,429
High Yield Bond Fund	$1,435	$5,143	$3,195	245	—	—	—	10,018
Growth Stock Fund	—	74,818	46,866	10,937	—	—	—	132,621
Index 500 Fund	—	350	11,374	—	—	5,030	1,916	18,670
Mid Cap Growth Fund	—	—	11,302	—	—	—	—	11,302
Small Cap Growth Fund	—	25,204	35,617	—	—	—	—	60,821

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

During the year ended December 31, 2006, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

	Expires on December 31,
	2008	2009	2010	Total
High Yield Bond Fund	$203	—	—	$203
Growth Stock Fund	—	$5,457	—	5,457
Mid Cap Growth Fund	—	7,055	$817	7,872
Small Cap Growth Fund	—	3,988	—	3,988

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2006 through December 31, 2006 as having occurred on January 1, 2007 (amounts in thousands):

	Currency	Capital
Money Market Fund	—	$11
Limited Maturity Bond Fund	—	11
High Yield Bond Fund	—	217
Flexibly Managed Fund	$35	—
Growth Stock Fund	9	—
Index 500 Fund	—	1,785
International Equity Fund	545	—

Tax Cost of Securities:

At June 30, 2007, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2007 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$94,991,066	—	—	—
Limited Maturity Bond	63,205,923	$494,843	$762,609	$(267,766)
Quality Bond Fund	219,135,371	658,306	2,251,709	(1,593,403)
High Yield Bond Fund	90,833,339	2,273,821	1,662,680	611,141
Flexibly Managed Fund	1,545,765,953	217,965,450	6,781,098	211,184,352
Growth Stock Fund	142,359,984	28,248,527	1,598,007	26,650,520
Large Cap Value Fund	235,201,561	35,923,311	1,688,170	34,235,141
Large Cap Growth Fund	34,767,285	4,138,425	726,113	3,412,312
Index 500 Fund	254,574,288	70,678,593	33,048,430	37,630,163
Mid Cap Growth Fund	97,544,913	18,391,602	501,409	17,890,193
Mid Cap Value Fund	153,871,654	24,548,449	8,145,818	16,402,631
Strategic Value Fund	55,707,702	9,525,931	625,867	8,900,064
Small Cap Growth Fund	112,393,623	23,699,024	914,322	22,784,702
Small Cap Value Fund	206,952,252	28,544,387	7,534,410	21,009,977
International Equity Fund	257,402,041	93,146,599	1,255,104	91,891,495
REIT Fund	87,851,195	6,333,419	2,836,019	3,497,400

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

8 — COMPONENTS OF NET ASSETS

At June 30, 2007, net assets consisted of the following (amounts in thousands):

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Paid-in capital	$93,156	$50,265	$171,838	$95,077
Undistributed net investment income (loss)		1,330	5,039	4,056
Accumulated net realized gain (loss) on investment transactions and foreign exchange	3	(1,317)	(2,764)	(8,262)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items		(238)	(1,537)	611
Total Net Assets	$93,159	$50,040	$172,576	$91,482
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
Paid-in capital	$1,178,750	$249,200	$183,596	$26,176
Undistributed net investment income (loss)	21,354	536	2,284	131
Accumulated net realized gain (loss) on investment transactions and foreign exchange	72,697	(127,374)	17,592	925
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	211,521	26,816	34,896	3,432
Total Net Assets	$1,484,322	$149,178	$238,368	$30,664
	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
Paid-in capital	$243,250	$83,640	$106,761	$37,396
Undistributed net investment income (loss)	2,866	(316)	1,192	210
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(22,412)	(5,203)	13,450	3,190
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	39,729	17,960	16,517	9,089
Total Net Assets	$263,433	$96,081	$137,920	$49,885
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
Paid-in capital	$141,799	$154,028	$217,111	$62,040
Undistributed net investment income (loss)	(266)	957	1,264	1,275
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(60,255)	18,297	27,475	6,159
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	22,790	21,621	90,811	3,512
Total Net Assets	$104,068	$194,903	$336,661	$72,986

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

9 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the six months ended June 30, 2007. Open futures contracts held by the Index 500 Fund at June 30, 2007 were as follows:

Type	Futures Contract	Expiration Date	Unit (at 250 per Unit)	Closing Price	Unrealized Appreciation (Depreciation) (in thousands)
Buy/Long	S&P 500 Index	9/21/07	9	$1,515	$(50)

Options — Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of June 30, 2007.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2007. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2007 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	European Currency	7/9/07	$27,371	0.73859	$36,294	$37,058	$764
Sell	European Currency	7/9/07	16,800	0.73859	21,991	22,746	(755)
Sell	European Currency	7/9/07	10,571	0.73859	13,770	14,312	(542)
Sell	European Currency	5/27/08	22,700	0.73302	30,887	30,968	(81)
Sell	Japanese Yen	11/13/07	1,250,000	120.97938	10,665	10,332	333
Sell	Japanese Yen	5/12/08	429,700	118.45200	3,713	3,628	85
Buy	Pound Sterling	7/9/07	14,500	0.49805	28,029	29,114	1,085
Sell	Pound Sterling	7/9/07	14,500	0.49805	27,966	29,114	(1,148)
Sell	Pound Sterling	11/19/07	21,300	0.49922	41,996	42,666	(670)
Buy	South African Rand	3/5/08	14,940	7.31116	2,041	2,043	2
Sell	South African Rand	3/5/08	7,470	7.31116	1,011	1,022	(11)
Sell	South African Rand	3/5/08	7,470	7.31116	1,015	1,022	(7)
Buy	Swiss Franc	7/9/07	16,615	1.22055	13,755	13,613	(142)
Buy	Swiss Franc	7/9/07	16,335	1.22055	13,580	13,383	(197)
Sell	Swiss Franc	7/9/07	20,400	1.22055	16,745	16,714	31
Sell	Swiss Franc	7/9/07	12,550	1.22055	10,217	10,282	(65)
Sell	Swiss Franc	11/17/07	32,600	1.20949	27,144	26,954	190
Sell	Swiss Franc	5/13/08	7,750	1.19683	6,493	6,475	18
Total							$(1,110)

10 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (Unaudited)

The Funds paid fees for securities lending for the six moths ended June 30, 2007 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond	$13,318	$13,555	$2	$6
Quality Bond Fund	46,782	47,547	15	34
Flexibly Managed Fund	269,269	276,480	79	181
Growth Stock Fund	18,636	19,249	6	15
Large Cap Value Fund	30,751	31,666	10	23
Large Cap Growth Fund	7,182	7,444	2	4
Index 500 Fund	27,742	28,749	10	23
Mid Cap Growth Fund	18,932	19,499	7	17
Mid Cap Value Fund	30,327	31,588	24	55
Strategic Value Fund	13,179	13,626	3	7
Small Cap Growth Fund	27,283	27,799	2	49
Small Cap Value Fund	30,957	32,368	11	26
International Equity Fund	14,113	14,602	2	6
REIT Fund	19,675	20,303	3	7

11 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

12 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

PENN SERIES FUNDS, INC.
JUNE 30, 2007 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 29, 2007. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com on the SEC's website at http://www.sec.gov and also by calling The Penn Mutual Life Insurance Company, Customer Service Group, toll free, at 1-800-523-0650. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2007 is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

PENN SERIES FUNDS, INC.
JUNE 30, 2007 (Unaudited)

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market Fund, Limited Maturity Bond Fund and Quality Bond Fund (collectively, the "Directly Managed Funds") and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, Small Cap Value Fund, Flexibly Managed Fund, High Yield Bond Fund, International Equity Fund, Small Cap Growth Fund, REIT Fund, Strategic Value Fund, Growth Stock Fund and Large Cap Growth Fund (collectively, the "Sub-Advised Funds" and, together with the Directly Managed Funds, the "Penn Series Funds").

ICMI acts as "manager of manager" for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company's Board of Directors has approved separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company's Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser's regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds' investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Penn Series Fund's Investment Advisory Agreements be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" (as defined under the 1940 Act) of any party to the Investment Advisory Agreements (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company's Board called and held a meeting on May 17, 2007 to consider whether to renew the Advisory Agreement between the Company and ICMI. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 17, 2007 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI's compliance program, and various other matters. In addition, at the May 17, 2007 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a "Sub-Adviser" and, collectively, the "Sub-Advisers") on behalf of the respective Sub-Advised Funds.

Fund	Sub-Adviser
Flexibly Managed Fund
High Yield Bond Fund
Growth Stock Fund
Index 500 Fund
International Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Large Cap Value Fund
REIT Fund
Large Cap Growth Fund
Small Cap Value Fund
Small Cap Growth Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Wells Capital Management Inc.
Vontobel Asset Management Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Lord, Abbett & Co. LLC
Heitman Real Estate Securities LLC
ABN AMRO Asset Management, Inc.
Goldman Sachs Asset Management, L.P.
Bjurman Barry & Associates

PENN SERIES FUNDS, INC.
JUNE 30, 2007 (Unaudited)

In response to the Board's written request for information, each of the Sub-Advisers submitted, in advance of the May 17, 2007 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds' operations and the funds' performance. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and each Sub-Adviser addressed, among other matters, the following: (a) the quality of ICMI's and the Sub-Advisers' investment management and other services and, with respect to ICMI, its services as a "manager of manager" of the Sub-Advised Funds; (b) ICMI's and the Sub-Advisers' investment management personnel; (c) ICMI's and the Sub-Advisers' operations and financial condition; (d) ICMI's and the Sub-Advisers' brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI's and each Sub-Adviser's cost of services provided and estimated profitability from its fund-related operations; (g) ICMI's and the Sub-Advisers' compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund's performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI and the Fund's Chief Compliance Officer commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI's and the Sub-Advisers' fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 17, 2007 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•  the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

•  each Penn Series Fund's investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•  the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•  the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•  the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI's and the Sub-Advisers' business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

PENN SERIES FUNDS, INC.
JUNE 30, 2007 (Unaudited)

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund's recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. Taking note of the recent underperformance of the Small Cap Growth and Large Cap Growth Funds, the Directors considered the measures ICMI was undertaking designed to improve the performance of these Funds, and determined that they would monitor ICMI's efforts to address the underperformance of these Funds. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund's investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI's and certain Sub-Adviser's agreements to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds' net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund's shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors' deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

The funds in this report are available for sale in these Penn Mutual products:

Cornerstone VUL III, and VUL IV

Retirement Planner VA

PennFreedom VA

Enhanced Credit VA

Pennant Select VA

Variable EstateMax II and Variable EstateMax III

©2007 The Penn Mutual Life Insurance Company
and The Penn Insurance & Annuity Company
Philadelphia, PA 19172
www.pennmutual.com

PM0914

Item 2.  Code of Ethics

Not Applicable

Item 3.  Audit Committee Financial Expert

Not Applicable

Item 4.  Principal Accountant Fees and Services

Not Applicable

Item 5.  Audit Committee of Listed Registrants

Not Applicable

Item 6.  Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)   (1)                              Code of ethics – not applicable to this semi-annual report.

(2)                            Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)                                                      Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached.  These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 7, 2007

/s/ Jill Bukata

By:	Jill Bukata
Controller
Date:	September 7, 2007